      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2002
                                                      REGISTRATION NO. 333-42742
                                                                        811-8374


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [ ]

                        PRE-EFFECTIVE AMENDMENT NO. ___                     [ ]

                         POST-EFFECTIVE AMENDMENT NO. 2                     [X]
                                                     ---


                                       and


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 12
                    JPF VARIABLE ANNUITY SEPARATE ACCOUNT II


                           (Exact Name of Registrant)

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                               (Name of Depositor)

             100 N. Greene Street, Greensboro, North Carolina 27401
              (Address of Depositor's Principal Executive Offices)

                                 (336) 691-3000
               (Depositor's Telephone Number, including Area Code)

NAME AND ADDRESS OF
AGENT FOR SERVICE:                        COPY TO:
Shari J. Lease, Esquire                   Joan E. Boros, Esq.
Jefferson Pilot Financial Insurance       Christopher S. Petito, Esq.
   Company                                Jorden Burt Boros Cicchetti
One Granite Place                            Berenson & Johnson LLP
Concord, NH 03301                         1025 Thomas Jefferson Street, N.W.
                                          Suite 400 East
                                          Washington, D.C. 20007


IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] On May 1, 2002 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] On (date) pursuant to paragraph (a)(1) of Rule 485

IF APPROPRIATE CHECK THE FOLLOWING BOX:
[ ] This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment


APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
As soon as practicable after effectiveness of the Registration Statement

TITLE OF SECURITIES BEING REGISTERED:
Variable Portion of Variable Deferred Annuity Contracts

No filing fee is due because an indefinite number of shares is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

                             PROSPECTUS: MAY 1, 2002


                         THE ALLEGIANCE VARIABLE ANNUITY
                                    ISSUED BY
                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                             IN CONNECTION WITH ITS
                    JPF VARIABLE ANNUITY SEPARATE ACCOUNT II

 One Granite Place, Concord, NH 03301  Telephone No.: 1-800-258-3648, Ext. 5394

This Prospectus describes the Allegiance Variable Annuity (the "Contract"), an individual flexible premium deferred variable annuity contract offered by Jefferson Pilot Financial Insurance Company ("we", "our" or the "Company"). The Contract is designed to help you plan for retirement or other long-term purposes. You may purchase it on either a tax qualified or non-tax qualified basis.

Because this is a flexible premium annuity contract, you may pay multiple premium payments. We allocate your premium payments among the Variable Sub-accounts of the JPF Variable Annuity Separate Account II and the two Interest Rate Guarantee Periods of the Capital Developer Account in the proportions that you choose. You may also allocate your premium payments to the Dollar Cost Averaging Fixed Account ("DCA Fixed Account") if you participate in our dollar cost averaging program. Each Variable Sub-account invests exclusively in shares of one of the following Portfolios:

JPVF GROWTH PORTFOLIO
JPVF EMERGING GROWTH PORTFOLIO
JPVF MID-CAP GROWTH PORTFOLIO
JPVF CAPITAL GROWTH PORTFOLIO
JPVF SMALL COMPANY PORTFOLIO
JPVF MID-CAP VALUE PORTFOLIO
JPVF S&P 500 INDEX PORTFOLIO
JPVF SMALL-CAP VALUE PORTFOLIO
JPVF VALUE PORTFOLIO
JPVF INTERNATIONAL EQUITY PORTFOLIO
JPVF WORLD GROWTH STOCK PORTFOLIO
JPVF BALANCED PORTFOLIO
JPVF HIGH YIELD BOND PORTFOLIO
JPVF MONEY MARKET PORTFOLIO
AMERICAN CENTURY VP INTERNATIONAL FUND

AMERICAN CENTURY VP VALUE FUND, CLASS II
AYCO GROWTH FUND

FIDELITY VIP GROWTH PORTFOLIO
FIDELITY VIP EQUITY-INCOME PORTFOLIO

FIDELITY VIP CONTRAFUND(R) PORTFOLIO

MFS(R) RESEARCH SERIES
MFS(R) UTILITIES SERIES

PIMCO TOTAL RETURN PORTFOLIO
PROFUND VP TECHNOLOGY
PROFUND VP HEALTHCARE
PROFUND VP FINANCIAL
SCUDDER VIT SMALL CAP INDEX FUND CLASS B
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO II
VANGUARD(R) VIF SMALL COMPANY GROWTH PORTFOLIO
VANGUARD(R) VIF MID-CAP INDEX PORTFOLIO
VANGUARD(R) VIF REIT INDEX PORTFOLIO


We may make available other allocation options in the future. Not all Variable Sub-accounts, Interest Rate Guarantee Periods or the DCA Fixed Account may be available in all states.

Your Contract Value will vary up or down depending on the investment performance of the Variable Sub-accounts to which you have allocated your premium payments. We do not guarantee any minimum Contract Value for amounts allocated to the Variable Sub-accounts. Amounts which you allocate to the Capital Developer Account or the DCA Fixed Account will earn a specified interest rate. A Market Value Adjustment ("MVA") could increase or decrease the value of amounts withdrawn, transferred, or annuitized from the Capital Developer Account.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


We have filed a Statement of Additional Information dated May 1, 2002 with the Securities and Exchange Commission ("SEC"). The information in the Statement of Additional Information is incorporated by reference in this Prospectus. You can obtain a free copy by writing us or calling us at the address or telephone number given above. The Table of Contents of the Statement of Additional Information appears at page 46 of this Prospectus.


THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED OR PRECEDED BY CURRENT PROSPECTUSES FOR THE PORTFOLIOS LISTED ABOVE. PLEASE READ THIS PROSPECTUS AND THE PROSPECTUSES FOR THE PORTFOLIOS CAREFULLY AND RETAIN THEM FOR YOUR FUTURE REFERENCE.

Contracts and shares of the Portfolios are not deposits or obligations of or guaranteed by any bank. They are not federally insured by the FDIC or any other government agency. Investing in the Contract involves certain investment risks, including possible loss of the principal invested. THIS PROSPECTUS AND OTHER INFORMATION ABOUT THE JPF VARIABLE ANNUITY SEPARATE ACCOUNT II REQUIRED TO BE FILED WITH THE SEC CAN BE FOUND IN THE SEC'S WEB SITE AT http://www.sec.gov OR MAY BE OBTAINED FROM THE SEC'S PUBLIC REFERENCE ROOM BY CALLING 202-942-8090.

TABLE OF CONTENTS


                                                     PAGE
                                                     ----
DEFINITIONS                                            4
FEE TABLES                                             6
   Contract Owner Transaction Expenses                 6
   Separate Account Annual Expenses                    6
   Portfolio Annual Expenses                           6
   Examples                                            8
SUMMARY INFORMATION ABOUT
   YOUR CONTRACT                                      10
CONDENSED FINANCIAL INFORMATION                       14
ALLOCATION OPTIONS                                    18
   Separate Account Investments                       18
   Mixed and Shared Funding: Conflicts of
      Interest                                        21
   The Capital Developer Account                      21
   Market Value Adjustment                            21
   Dollar Cost Averaging Fixed Account Option         22
THE ALLEGIANCE VARIABLE ANNUITY
   CONTRACT                                           22
   Contract Application and Issuance of Contracts     22
   Premium Payments                                   23
      Initial Premium Payment                         23
      Additional Premium Payments                     23
      Allocation of Premium Payments                  23
      Payment Not Honored by Bank                     24
   Contract Value                                     24
      Separate Account Accumulation Unit Value        24
      Minimum Contract Value                          24
   Transfers                                          25
      Telephone and Internet Transfers and
      Reallocations                                   25
   Automated Transfers (Dollar Cost
      Averaging and Automatic Rebalancing)            26
DISTRIBUTIONS UNDER THE CONTRACT                      27
   Surrenders and Partial Withdrawals                 27
   Systematic Withdrawal Plan                         28
   Annuity Payments                                   28
      Maturity Date                                   28
      Election of Annuity Payment Option              28
      Taxes                                           29
   Annuity Payment Options                            29
   Death Benefit                                      30
      Death of Contract Owner Prior to
         Maturity Date                                30
      IRS Required Distribution                       31
      Death of Annuitant Prior to Maturity Date       31
      Death of Annuitant on or After Maturity Date    31
      Death of Contract Owner on or After
         Maturity Date                                31
      Contract Owner's Spouse as Beneficiary          31
      Payment of Death Benefit to Beneficiary         32
   Beneficiary                                        32
   Change of Contract Owner                           32
   Restrictions Under the Texas Optional
      Retirement Program                              32
   Restrictions Under Qualified Contracts             32
   Restrictions Under Section 403(b) Plans            32
CHARGES AND DEDUCTIONS                                33
   Surrender Charge                                   33
   Mortality and Expense Risk Charge                  34
   Administrative Expense Charge                      34
   Annual Administrative Fee                          34
   Transfer Charge                                    34
   Premium Taxes                                      34
   Federal, State and Local Taxes                     35
   Other Expenses Including Investment
      Advisory Fees                                   35
   Reduction in Charges for Certain Groups            35
CERTAIN FEDERAL INCOME TAX CONSEQUENCES               35
   Taxation of Annuities                              36
      In General                                      36
      Possible Changes in Taxation                    36
      Surrenders and Partial Withdrawals
         from Qualified Contracts                     37
      Surrenders and Partial Withdrawals
         from Non-Qualified Contracts                 37
      Annuity Payments                                37
      Penalty Tax                                     37
      Death Benefit Proceeds                          38
      Gifts and Other Transfers or Exchanges
         of the Contract                              38
      Multiple Contracts                              38
      Withholding                                     38
      Other Tax Consequences                          38
   Qualified Plans                                    38
      Qualified Pension and Profit Sharing Plans      39
      Individual Retirement Annuities                 39
      Tax-Sheltered Annuities                         39
      Section 457 Deferred Compensation Plans         39
JEFFERSON PILOT FINANCIAL INSURANCE COMPANY           40
   The Separate Account                               40
DISTRIBUTOR OF THE CONTRACTS                          40
VOTING RIGHTS                                         41
ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT     41
   Addition, Deletion, or Substitution of
      Investments                                     41
   Performance Data                                   42
   Company Ratings                                    43

                                        2

                                                    PAGE
                                                    ----
GENERAL CONTRACT PROVISIONS                           44
LEGAL PROCEEDINGS                                     45
AVAILABLE INFORMATION                                 45
STATEMENT OF ADDITIONAL INFORMATION                   46
Table of Contents                                     46
APPENDIX I--SURRENDER CHARGE CALCULATION             I-1
APPENDIX II--MARKET VALUE
   ADJUSTMENT CALCULATION AND EXAMPLES              II-1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESPERSON OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

DEFINITIONS

ACCUMULATION PERIOD--The period during which you can make payments to us. The Accumulation Period is the period between the Contract Date and the Maturity Date.

ACCUMULATION UNIT--A unit of measure which we use to calculate Separate Account Value during the Accumulation Period.

ANNUITANT--The natural person upon whose life the Annuity Payments are based. You will be the Annuitant unless you name someone else to be the Annuitant in the application. The Annuitant named in the application cannot be changed unless the Annuitant dies before the Maturity Date.

ANNUITY PAYMENTS--The payments we make to the Payee beginning on the Maturity Date. The amount of the Annuity Payments will be based on the Contract Value and the age (and, in some states, the sex) of the Annuitant on the Maturity Date, and the Annuity Payment option and payment frequency that you select.

ANNUITY PERIOD--The period during which we make Annuity Payments to you. The Annuity Period begins on the Maturity Date and ends with the last Annuity Payment.

ANNUITY UNIT--A unit of measure used to determine the amount of each variable Annuity Payment.

BENEFICIARY--The person or entity you designate to receive the Death Benefit under the Contract.

CAPITAL DEVELOPER ACCOUNT--An allocation option available under the Contract that provides a Guaranteed Interest Rate for a specified Interest Rate Guarantee Period. This rate will never be less than 3% per year. We guarantee the Capital Developer Account, and it is not part of the Separate Account.

CAPITAL DEVELOPER ACCOUNT VALUE--The portion of your Contract Value held in the Capital Developer Account.

COMPANY ("OUR", "WE", "US")--Jefferson Pilot Financial Insurance Company.

CONTRACT--The Allegiance Variable Annuity, an individual flexible premium deferred variable annuity contract that is described in this Prospectus.

CONTRACT DATE--The effective date of your Contract and the date from which we measure Contract Years, quarters, months and anniversaries.

CONTRACT OWNER ("YOU", "YOUR")--The person or entity entitled to the ownership rights of the Contract. The Contract Owner is the person in whose name the Contract is issued, unless otherwise changed. Joint Contract Owners are permitted only if they are spouses.

CONTRACT VALUE--The value of all of the Accumulation Units held under your Contract in the Separate Account plus the value of all amounts held under your Contract in the Capital Developer Account and the DCA Fixed Account.

CONTRACT YEAR--The first Contract Year is the annual period which begins on the Contract Date. Subsequent Contract Years begin on each anniversary of the Contract Date.


DCA FIXED ACCOUNT--An allocation option available under the Contract that may be used solely to hold premium payments prior to their allocation to the Variable Sub-Accounts through our Dollar Cost Averaging Program.


DEATH BENEFIT--The amount payable upon the death of the Contract Owner during the Accumulation Period.

DUE PROOF OF DEATH--Information we require to process a claim for a Death Benefit, including a death certificate and a death claim form acceptable to us.


EIA/VA SERVICE CENTER--P.O. Box 515, Concord, NH 03302-0515. Notices, Requests and premium payments under the Contract must be sent to the Company's EIA/VA Service Center.


GUARANTEED INTEREST RATE--The applicable effective annual interest rate which the Company will credit and compound annually on the Capital Developer Account Value during each Interest Rate Guarantee Period. The rate is guaranteed to be at least three percent per year.

INTEREST RATE GUARANTEE PERIOD--A specified period which begins on the date that a premium payment is allocated to (or a portion of Contract Value is transferred to) the Capital Developer Account to accumulate at a Guaranteed Interest Rate. Currently we offer one and seven-year Interest Rate Guarantee Periods.

ISSUE AGE--The age of the Contract Owner on the Contract Date.

MARKET VALUE ADJUSTMENT ("MVA")--A positive or negative adjustment applied to the Capital Developer Account Value in the event of a full surrender, partial withdrawal, transfer or annuitization that is requested before the end of an Interest Rate Guarantee Period. The MVA does not apply during the last 30 days of an Interest Rate Guarantee Period.

MATURITY DATE--The date on which we make the first Annuity Payment under the Contract. The latest Maturity Date you may choose is the later of the Annuitant's 85th birthday or 10 years from the Contract Date.

NET PREMIUM PAYMENT--A premium payment less any applicable Premium Tax.

PAYEE--The person or entity you designate to receive Annuity Payments under the Contract.


PORTFOLIOS--Separate investment series of underlying funds whose shares are purchased by the Variable Sub-accounts.


PREMIUM TAX--A tax imposed by certain states when a premium payment is paid, Annuity Payments begin, a partial withdrawal is made, or the Contract is surrendered.


REQUEST--A request in a form satisfactory to us which is received by our EIA/VA Service Center.


SEPARATE ACCOUNT--The JPF Variable Annuity Separate Account II, a separate account of Jefferson Pilot Financial Insurance Company. The Separate Account consists of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets and all other separate account assets of the Company. The Separate Account is registered as a unit investment trust under the 1940 Act.

SEPARATE ACCOUNT VALUE--The portion of Contract Value held in the Separate Account. There is no guaranteed or minimum Separate Account Value.

SURRENDER VALUE--Proceeds payable upon a full surrender of the Contract, equal to:

  (a) the Contract Value;
  (b) plus or minus any applicable MVA;
  (c) minus any applicable Surrender Charge;
  (d) minus the Annual Administrative Fee; and
  (e) minus any applicable Premium Tax payable by us and not previously deducted.

TAX CODE--The Internal Revenue Code of 1986, as amended.

TREASURY RATE--The applicable effective annual U.S. Treasury Rate used by us for determining the MVA applicable to a surrender, partial withdrawal, transfer, or annuitization from the Capital Developer Account at any given time.

VALUATION DAY--Any day on which the New York Stock Exchange is open for trading except when the Securities and Exchange Commission has determined that a state of emergency exists. In addition, the Company will be closed on the following local or regional business holidays which shall not constitute a Valuation Day:
Good Friday, the Friday following Thanksgiving and the day before and/or following Christmas Day.

VALUATION PERIOD--The period of time beginning at the close of business on the New York Stock Exchange on any Valuation Day and ending at the close of business on the next Valuation Day. A Valuation Period may be more than one day.


VARIABLE SUB-ACCOUNT--Separate Account assets are divided into Variable Sub-accounts. Assets of each Variable Sub-account will be invested in shares of the corresponding Portfolio.

FEE TABLES

Contract Owner Transaction Expenses
      Sales Charge on Premium Payments                                                    None
      Maximum Surrender Charge (as a % of Contract Value surrendered)(1)                  6%
      Annual Administrative Fee(2)                                                        The lesser of $30 per Contract or
                                                                                          2% of Contract Value
      Transfer Fee                                                                        No fee for first 15 transfers each
                                                                                          year; $10 for each additional
                                                                                          transfer (currently not assessed)

Separate Account Annual Expenses
      (effective annual rate as a percentage of average account value)
        Mortality and Expense Risk Charge                                                 1.25%
        Administrative Expense Charge                                                     0.15%
Total Separate Account Annual Expenses                                                    1.40%

(1) The Surrender Charge is not applicable after the seventh Contract Year or to the first 10% of Contract Value withdrawn or surrendered during each Contract Year. (See "Free Surrender Amount.")
(2) This fee is waived if, on the last day of the Contract Year, your Contract Value is at least $30,000 or if 100% of your Contract Value is allocated to the Capital Developer Account.

PORTFOLIO ANNUAL EXPENSES
(as a percentage of average net assets)


                                                                                                                 TOTAL PORTFOLIO
                                                           MANAGEMENT     12b-1 DISTRIBUTION        OTHER            ANNUAL
                                                              FEES         AND/OR SERVICING       EXPENSES          EXPENSES
                                                         (AFTER EXPENSE   FEES (AFTER EXPENSE  (AFTER EXPENSE    (AFTER EXPENSE
                                                         REIMBURSEMENTS)    REIMBURSEMENTS)    REIMBURSEMENTS)   REIMBURSEMENTS)
                                                         --------------   -------------------  ---------------   ---------------
JPVF Growth Portfolio                                          0.75%                                   0.12%            0.87%
JPVF Emerging Growth Portfolio                                 0.80%                                   0.14%            0.94%
JPVF Mid-Cap Growth Portfolio (1)                              0.90%                                   0.34%            1.24%
JPVF Capital Growth Portfolio (2)                              0.82%                                   0.09%            0.91%
JPVF Small Company Portfolio                                   0.75%                                   0.11%            0.86%
JPVF Mid-Cap Value Portfolio (1)                               1.05%                                   0.23%            1.28%
JPVF S&P 500 Index Portfolio (3)                               0.24%                                   0.04%            0.28%
JPVF Small-Cap Value Portfolio (1)                             1.30%                                   0.22%            1.52%
JPVF Value Portfolio                                           0.75%                                   0.08%            0.83%
JPVF International Equity Portfolio                            1.00%                                   0.17%            1.17%
JPVF World Growth Stock Portfolio                              0.75%                                   0.11%            0.86%
JPVF Balanced Portfolio                                        0.75%                                   0.11%            0.86%
JPVF High Yield Bond Portfolio                                 0.75%                                   0.36%            1.11%
JPVF Money Market Portfolio                                    0.50%                                   0.09%            0.59%
American Century VP International Fund                         1.26%                                   0.00%            1.26%
American Century VP Value Fund, Class II                       0.90%                0.25%              0.00%            1.15%
Ayco Growth Fund (4)                                           0.80%                                   0.20%            1.00%
Fidelity VIP Growth Portfolio, Initial Class (5)               0.58%                                   0.10%            0.68%
Fidelity VIP Equity-Income Portfolio,
  Initial Class (5)                                            0.48%                                   0.10%            0.58%
Fidelity VIP Contrafund(R) Portfolio,
  Initial Class (5)                                            0.58%                                   0.10%            0.68%
MFS(R) Research Series                                         0.75%                                   0.14%            0.89%
MFS(R) Utilities Series                                        0.75%                                   0.18%            0.93%
PIMCO Total Return Portfolio (6)                               0.25%                0.15%              0.25%            0.65%
ProFund VP Technology (7)                                      0.75%                0.25%              0.98%            1.98%
ProFund VP Healthcare (7)                                      0.75%                0.25%              0.98%            1.98%
ProFund VP Financial (7)                                       0.75%                0.25%              0.98%            1.98%
Scudder VIT Small Cap Index Fund-Class B (8)                   0.35%                0.25%              0.10%            0.70%
T. Rowe Price Mid-Cap Growth Portfolio II (9)                  0.85%                0.25%              0.00%            1.10%
Vanguard VIF Small Company Growth
  Portfolio (10)                                               0.47%                                   0.04%            0.51%
Vanguard VIF Mid-Cap Index Portfolio (11)                      0.24%                                   0.06%            0.30%
Vanguard VIF REIT Index Portfolio (11)                         0.29%                                   0.10%            0.39%

(1)  Expense ratios were calculated on an annualized basis.
(2) The expense information has been restated to reflect the current management fee which was reduced effective March 1, 2002.
(3) The Portfolio's investment adviser has agreed to reimburse the Portfolio for total annual expenses above 0.28% of average net assets. Without such reimbursement, total annual expenses would have been 0.35%. The expense reimbursement plan is pursuant to a contract with the Portfolio's investment adviser which may be terminated by that investment adviser at any time after April 30, 2001 and terminates automatically on December 31, 2005.
(4) The Fund's investment adviser has agreed through December 31, 2002 to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, distribution related expenses (if any), and other extraordinary expenses not incurred in the ordinary course of the Fund's business) are limited to 1.00% of the average daily net assets of the Fund for the fiscal year ending December 31, 2001. Without such reimbursement, total annual expenses would have been 5.35%.
(5) VIP refers to Variable Insurance Products. FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses. With these arrangements, the total annual expenses presented in the table were 0.65% for the VIP Growth Portfolio, 0.57% for the VIP Equity-Income Portfolio, and 0.64% for the VIP Contrafund(R) Portfolio. These arrangements may be discontinued at any time.
(6) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.66%.
(7) ProFund Advisors has contractually agreed to waive investment advisory and management service fees and to reimburse other expenses to the extent the Portfolio's total portfolio annual expenses exceed 1.98% of the Portfolio's average daily net assets through December 31, 2002. After such date, the expense limitation may be terminated or revised. Without such reimbursements the total portfolio annual expenses in the above table would have been 2.10% for ProFund VP Technology, 2.06% for ProFund VP Healthcare and 2.10% for ProFund VP Financial.
(8) The Portfolio's Class B shares are effective May 1, 2002 and other expenses in the above table have therefore been estimated taking into consideration the investment advisor's voluntary agreement to waive a portion of its management fee and reimburse certain expenses.
(9) T. Rowe Price Mid-Cap Growth Portfolio II is a share class of T. Rowe Price Mid-Cap Growth Portfolio. The II class is not a separate mutual fund. The II class pays a 0.25% 12b-1 distribution fee to participating insurance companies. The Portfolio pays T. Rowe Price an annual all-inclusive fee that includes investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the Portfolio's independent directors. The fee is based on Portfolio average daily net assets and is calculated and accrued daily.
(10) The investment advisers for this Portfolio receive a quarterly advisory fee based on an annual percentage rate applied to average month-end net assets over the quarter increased or decreased based upon the advisers' performances in comparison to a benchmark index. This performance fee structure will not be in full operation for one of the Portfolio's advisers until December 31, 2003. Please see the Portfolio's prospectus and statement of additional information for more details.
(11) The Vanguard Group provides investment advisory services to the Portfolios on an at-cost basis.



Note: The Portfolio Company expense information was provided by the Portfolios and has not been independently verified by us. See the prospectuses or statements of additional information of the Portfolios for further details.

Certain of the Portfolios' advisers reimburse the company for administrative costs incurred in connection with administering the Portfolios as variable funding options under the Contract. The reimbursements, which are paid by the advisers and do not affect the expenses paid by owners, are separate from the expenses shown above.

EXAMPLES

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets (and assuming the entire Contract Value is allocated to the applicable Variable Sub-account):

1. If you surrender the Contract or if the Contract is annuitized for less than five years, you would pay the following expenses on a $1,000 investment assuming a 5% annual return on assets:


                                                                       1 YEAR    3 YEARS    5 YEARS  10 YEARS
                                                                       ------    -------    -------  --------
Variable Sub-accounts:
JPVF Growth Portfolio                                                    $84      $137       $178      $333
JPVF Emerging Growth Portfolio                                           $84      $139       $182      $342
JPVF Mid-Cap Growth Portfolio                                            $87      $148       $198      $379
JPVF Capital Growth Portfolio                                            $84      $138       $180      $338
JPVF Small Company Growth                                                $84      $136       $177      $332
JPVF Mid-Cap Value Portfolio                                             $88      $150       $200      $384
JPVF S&P 500 Index Portfolio                                             $78      $118       $145      $256
JPVF Small-Cap Value Portfolio                                           $90      $157       $213      $413
JPVF Value Portfolio                                                     $83      $135       $176      $328
JPVF International Equity Portfolio                                      $87      $146       $194      $370
JPVF World Growth Stock Portfolio                                        $84      $136       $177      $332
JPVF Balanced Portfolio                                                  $84      $136       $177      $332
JPVF High Yield Bond Portfolio                                           $86      $144       $191      $363
JPVF Money Market Portfolio                                              $81      $128       $162      $297
American Century VP International Fund                                   $88      $149       $199      $381
American Century VP Value Fund, Class II                                 $87      $146       $193      $368
Ayco Growth Fund                                                         $85      $141       $185      $349
Fidelity VIP Growth Portfolio                                            $82      $131       $167      $309
Fidelity VIP Equity-Income Portfolio                                     $81      $128       $162      $296
Fidelity VIP Contrafund(R) Portfolio                                     $82      $131       $167      $309
MFS(R) Research Series                                                   $84      $137       $179      $335
MFS(R) Utilities Series                                                  $84      $139       $181      $340
PIMCO Total Return Portfolio                                             $82      $130       $166      $305
ProFund VP Technology                                                    $95      $171       $238      $466
ProFund VP Healthcare                                                    $95      $171       $238      $466
ProFund VP Financial                                                     $95      $171       $238      $466
Scudder VIT Small Cap Index Fund Class B                                 $82      $131       $168      $311
T. Rowe Price Mid-Cap Growth Portfolio II                                $86      $144       $191      $362
Vanguard VIF Small Company Growth Portfolio                              $80      $125       $157      $285
Vanguard VIF Mid-Cap Index Portfolio                                     $78      $118       $145      $256
Vanguard VIF REIT Index Portfolio                                        $79      $121       $151      $271

2. If you annuitize for a period of five years or greater, or do not surrender the Contract, you would pay the following expenses on a $1,000 investment assuming a 5% annual return on assets:


                                                                       1 YEAR    3 YEARS    5 YEARS  10 YEARS
                                                                       ------    -------    -------  --------
Variable Sub-accounts:
JPVF Growth Portfolio                                                    $24      $ 77       $138      $333
JPVF Emerging Growth Portfolio                                           $24      $ 79       $142      $342
JPVF Mid-Cap Growth Portfolio                                            $27      $ 88       $158      $379
JPVF Capital Growth Portfolio                                            $24      $ 78       $140      $338
JPVF Small Company Portfolio                                             $24      $ 76       $137      $332
JPVF Mid-Cap Value Portfolio                                             $28      $ 90       $160      $384
JPVF S&P 500 Index Portfolio                                             $18      $ 58       $105      $256
JPVF Small-Cap Value Portfolio                                           $30      $ 97       $173      $413
JPVF Value Portfolio                                                     $23      $ 75       $136      $328
JPVF International Equity Portfolio                                      $27      $ 86       $154      $370
JPVF World Growth Stock Portfolio                                        $24      $ 76       $137      $332
JPVF Balanced Portfolio                                                  $24      $ 76       $137      $332
JPVF High Yield Bond Portfolio                                           $26      $ 84       $151      $363
JPVF Money Market Portfolio                                              $21      $ 68       $122      $297
American Century VP International Fund                                   $28      $ 89       $159      $381
American Century VP Value Fund, Class II                                 $27      $ 86       $153      $368
Ayco Growth Fund                                                         $25      $ 81       $145      $349
Fidelity VIP Growth Portfolio                                            $22      $ 71       $127      $309
Fidelity VIP Equity-Income Portfolio                                     $21      $ 68       $122      $296
Fidelity VIP Contrafund(R) Portfolio                                     $22      $ 71       $127      $309
MFS(R) Research Series                                                   $24      $ 77       $139      $335
MFS(R) Utilities Series                                                  $24      $ 79       $141      $340
PIMCO Total Return Portfolio                                             $22      $ 70       $126      $305
ProFund VP Technology                                                    $35      $111       $198      $466
ProFund VP Healthcare                                                    $35      $111       $198      $466
ProFund VP Financial                                                     $35      $111       $198      $466
Scudder VIT Small Cap Index Fund Class B                                 $22      $ 71       $128      $311
T. Rowe Price Mid-Cap Growth Portfolio II                                $26      $ 84       $151      $362
Vanguard VIF Small Company Growth Portfolio                              $20      $ 65       $117      $285
Vanguard VIF Mid-Cap Index Portfolio                                     $18      $ 58       $105      $256
Vanguard VIF REIT Index Portfolio                                        $19      $ 61       $111      $271



We have included the above table and examples to assist you in understanding the costs and expenses that you will bear directly or indirectly by investing in the Separate Account. The table reflects expenses of the Separate Account as well as the Portfolios. The table also assumes that the expense reimbursement arrangements described in the notes to the Portfolio Annual Expense Table above remain in effect for all years depicted. For additional information you should read "Charges and Deductions" in the Prospectus and the section on expenses in the Prospectus for each underlying Portfolio. In addition to the expenses listed above, Premium Taxes may be applicable.


These examples reflect the Annual Administrative Fee as an annual charge of .01% of assets, based on an anticipated average Contract Value of $30,000.

The Examples should not be considered a representation of past or future expenses, and your actual expenses may be greater or lesser than those shown. Similarly, the annual rate of return of 5% assumed in the example is not an estimate or guarantee of future investment performance.

   SUMMARY INFORMATION ABOUT YOUR CONTRACT

   The following summary describes some of the more important features of the Contract. The Contract is more fully described in the rest of the Prospectus. Please read the Prospectus carefully.

-  THE CONTRACT

   The Contract is a flexible premium deferred variable annuity contract. It is designed for tax-deferred retirement investing. It can be purchased on a non-qualified basis ("Non-qualified Contract") or in connection with certain plans qualifying for favorable federal income tax treatment ("Qualified Contract"). The Contract, like all deferred annuity contracts, has two phases: the Accumulation Period and the Annuity Period. During the Accumulation Period, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The Annuity Period begins when you begin receiving payments under one of the Annuity Payment Options. The amount of money accumulated under your Contract during the Accumulation Period will be used to determine the amount of your Annuity Payments during the Annuity Period.


   You may allocate your premium payments to any combination of the allocation options under the Contract. The allocation options currently available are the 31 Variable Sub-accounts of the Separate Account, the two Interest Rate Guarantee Periods of the Capital Developer Account and, if you have elected to participate in our dollar cost averaging program, the DCA Fixed Account. These allocation options may not be available in all states.


   Each Variable Sub-account invests in a single Portfolio, each of which is a separate investment portfolio of a mutual fund. Because the Separate Account Value will increase or decrease depending on the investment experience of the Variable Sub-accounts to which you allocate your premium payments, you bear the entire investment risk with respect to amounts allocated to the Variable Sub-accounts. The investment policies and risks of each Portfolio are described in prospectuses for the Portfolios which accompany this Prospectus.

   The Contract may be issued as a group contract in certain states. If you are covered under a group contract, you will be issued a certificate as evidence of your participation under the group contract. The description of the Contract in this Prospectus applies equally to a certificate under a group contract unless otherwise described.

-  ANNUITY OPTIONS

   The Contract offers four Annuity Payment Options. Under each Option (except the first, which is only available as fixed Annuity Payments), you may choose fixed Annuity Payments, variable Annuity Payments, or a combination of both. The Annuity Payment Options are:

     Income for a specified period.
     Life Income with optional guaranteed periods.
     Joint and last survivor life income payments.
     Any other payment terms upon which we agree.

   You may change your Annuity Payment Option at any time before the Maturity Date, which is when Annuity Payments begin. You may select the Maturity Date of your Contract. The latest Maturity Date you may select for a Non-qualified Contract, however, is the later of the Annuitant's 85th birthday or 10 years from the Contract Date. If your Contract was issued in connection with a Qualified Plan, a different latest Maturity Date may apply.

   If you select variable Annuity Payments, the amount of our payments to you will be affected by the investment performance of the Variable Sub-accounts you have selected. A fixed Annuity Payment Option provides for payments that will be set on the Maturity Date and will not change. If you select an Annuity Payment Option that is a combination of variable and fixed payments, you must specify the allocation of the Contract Value between fixed Annuity Payments and variable Annuity Payments. You may not change the Annuity Payment Option or the frequency of Annuity Payments after we begin making Annuity Payments to you. After Annuity Payment begins, you may not make a full surrender or partial withdrawal.

-  PURCHASING A CONTRACT

   You can obtain a Contract application from your Company agent. We must receive a completed application and your initial premium payment of at least $2,000 before we will issue a Contract to you. A lower minimum initial premium payment may apply to certain Qualified Contracts. You may pay your initial premium payment in a single payment or in twelve equal payments over the first 12 Contract months. Your subsequent premium payments must be at least $50. We will not issue a Contract to you if either you or the Annuitant is more than 90 years old. For certain types of Qualified Contracts, you must be age 80 or younger to purchase a Contract.

   If you are considering purchasing a Qualified Contract such as an IRA or a
   Section 403(b) tax-sheltered annuity, you will receive no additional tax advantage from the Contract. Therefore, when considering whether or not to purchase the Contract, you should only consider the Contract's other features, including the availability of lifetime payments and death benefit protection.

-  INVESTMENT CHOICES

   You can allocate and reallocate your investment among the Variable Sub-accounts. Each Variable Sub- account invests in a single Portfolio. Under the Contract, the Separate Account currently invests in the following
   Portfolios:

   Jefferson Pilot Variable Fund, Inc.:

     Growth Portfolio
     Emerging Growth Portfolio
     Mid-Cap Growth Portfolio
     Capital Growth Portfolio
     Small Company Portfolio
     Mid-Cap Value Portfolio
     S&P 500 Index Portfolio
     Small-Cap Value Portfolio

     Value Portfolio

     International Equity Portfolio
     World Growth Stock Portfolio
     Balanced Portfolio
     High Yield Bond Portfolio
     Money Market Portfolio

   American Century Variable Portfolios, Inc.:
     American Century VP International Fund

     American Century VP Value Fund, Class II


   Ayco Series Trust:

     Ayco Growth Fund


   Variable Insurance Products Fund:
     Fidelity VIP Growth Portfolio
     Fidelity VIP Equity-Income Portfolio

     Fidelity VIP Contrafund(R) Portfolio


   MFS(R) Variable Insurance Trust:
     MFS(R) Research Series
     MFS(R) Utilities Series


   PIMCO Variable Insurance Trust:
     Total Return Portfolio

   ProFunds VP
     ProFund VP Technology
     ProFund VP Healthcare
     ProFund VP Financial

   Deutsche VIT Funds
     Scudder VIT Small Cap Index Fund Class B

   T. Rowe Price Equity Series, Inc.
     T. Rowe Price Mid-Cap Growth Portfolio II

   Vanguard Variable Insurance Fund
     Vanguard VIF Small Company Growth Portfolio
     Vanguard VIF Mid-Cap Index Portfolio
     Vanguard VIF REIT Index Portfolio

   Each Portfolio holds its assets separately from the assets of the other Portfolios. Each Portfolio has distinct investment objectives and policies which are described in the accompanying prospectuses for the Portfolios.


-  THE CAPITAL DEVELOPER ACCOUNT

   We will credit specified interest rates to the amounts you allocate to the Capital Developer Account. You currently may select from two different Interest Rate Guarantee Periods: a one-year period and a seven-year period. Not all periods are available in all states. The amounts which you allocate to the Capital Developer Account may be subject to an MVA if you request a surrender, partial withdrawal, transfer or annuitization 31 days or more prior to the end of the applicable Interest Rate Guarantee Period. Because of this adjustment and for other reasons, the amount we pay you upon a surrender or partial withdrawal or apply to a transfer or annuitization may be more or less than the Capital Developer Account Value at the time of the transaction. However, the MVA will never reduce the earnings on amounts allocated to the Capital Developer Account to less than three percent per year before any applicable Surrender Charge.

-  EXPENSES

   MORTALITY AND EXPENSE RISK CHARGE. We deduct a daily charge equal to a percentage of the net assets in the Separate Account for the mortality and expense risks that we assume. The effective annual rate of this charge is 1.25% of the Separate Account Value. This charge does not apply to the Capital Developer Account or the DCA Fixed Account.

   ADMINISTRATIVE EXPENSE CHARGE. We deduct a daily charge equal to a percentage of the net assets in each Variable Sub-account for administering the Separate Account. The effective annual rate of this charge is 0.15% of the daily value of net assets in each Variable Sub-account. We guarantee that we will not increase this charge. This charge does not apply to the Capital Developer Account or the DCA Fixed Account.

   ANNUAL ADMINISTRATIVE FEE. We impose a fee each year for Contract maintenance and related administrative expenses. This fee is the lesser of $30 per Contract Year or 2% of Contract Value. We guarantee that we will not increase this fee. The fee will be deducted from the Contract Value on the last day of each Contract Year and upon full surrender of the Contract before a Contract Anniversary. We will not deduct the fee if 100% of the Contract Value is held in the Capital Developer Account. We will also not deduct the fee for a Contract Year if, on the last day of that Contract Year, the Contract Value is $30,000 or greater.

   TRANSFER CHARGE. Although we currently are not charging a transfer fee, the Contract permits us to charge you a $10 fee for each transfer in excess of 15 during any Contract Year.

   SURRENDER CHARGE. We will deduct a Surrender Charge from the amount of any partial withdrawal or full surrender during the first seven Contract Years to help defray sales expenses. The Surrender Charge in the first three Contract Years is 6% of the Contract Value withdrawn or surrendered and declines by one percentage point for each of the next four Contract Years. The Surrender Charge percentages are as follows:

                                 PERCENTAGE
                YEAR               CHARGE
                ----               ------
                  1                  6%
                  2                  6%
                  3                  6%
                  4                  5%
                  5                  4%
                  6                  3%
                  7                  2%
                  8                  0%

   We also will impose the Surrender Charge on the Maturity Date if it occurs during the first seven Contract Years and you choose an Annuity Payment option providing for payments for fewer than five years. The Surrender Charge will not apply to certain distributions. (See "Surrender Charge")

   Each year you are entitled to a Free Withdrawal Amount, equal to 10% of the Contract Value at the time of the surrender or partial withdrawal. We will not charge the Surrender Charge on the Free Withdrawal Amount. We guarantee that the aggregate Surrender Charge will never exceed 8.5% of your total premium payments.

   PREMIUM TAXES. Some states charge a Premium Tax. We will deduct Premium Taxes if we must pay them. Depending on state law, Premium Taxes may be assessed when you pay a premium payment, make a partial withdrawal, surrender your Contract, when your Contract reaches the Maturity Date, or when we pay a Death Benefit.

   FUND EXPENSES. In addition to our charges under the Contract, each Portfolio deducts amounts from its assets to pay its investment advisory fees and other expenses.

-  TAXES

   You should consult a qualified tax adviser for personalized answers. If you are a natural person, generally, earnings under your Contract are not taxed until amounts are withdrawn or distributions are made (e.g., a partial withdrawal, surrender or Annuity Payment). You may be deemed to have received a distribution and taxes may be due if you pledge or assign your Contract. Generally, a portion of any distribution or deemed distribution will be taxable as ordinary income. The taxable portion of certain distributions may be subject to withholding. In addition, a penalty tax may apply to certain distributions or deemed distributions under the Contract.

   Special rules apply if the Contract is owned by a company or other legal entity. Generally, such a Contract Owner must include in income any increase in the excess of the Contract Value over the "investment in the contract" during the taxable year.

-  WITHDRAWALS

   At any time during the Accumulation Period, you may elect to receive all or a portion of your Contract's Surrender Value. The minimum partial withdrawal amount you may withdraw is $250 from a Variable Sub-account and $1,000 from the Capital Developer Account. After a partial withdrawal, the remaining Contract Value must be at least $2,000. See "Surrenders and Partial Withdrawals" for more information.

   Although you have access to your money during the Accumulation Period, certain charges, such as the Surrender Charge, Annual Administrative Fee and Premium Taxes, may be deducted on a surrender or a partial withdrawal. You may also incur federal income tax liability or tax penalties. In addition, if you have allocated some of the value of your Contract to the Capital Developer Account, your proceeds may be increased or decreased by an MVA.

   You may elect to receive the Contract Value as of the Maturity Date, less any applicable Surrender Charge, in a lump sum payment.

-  DEATH BENEFIT

   We will pay a death benefit while the Contract is in force and before the Maturity Date, if the Contract Owner dies, or if the Annuitant dies and the Contract Owner is not a natural person. To receive the death benefit payment, the Beneficiary must return the Contract, provide us with Due Proof of Death, and elect a Death Benefit Option. The Death Benefit will be at least equal to the Contract Value at the time of payment. No Surrender Charge, MVA or Annual Administrative Fee is imposed upon amounts paid as a Death Benefit.

-  TRANSFERS

   During the Accumulation Period, you may transfer Contract Value among the allocation options, subject to certain limitations. The minimum amount you may transfer from any Variable Sub-account is $250. The minimum amount you may transfer from the Capital Developer Account is $1,000. Transfers from the Capital Developer Account may be subject to an MVA. You may not transfer Contract Value into the DCA Fixed Account. Transfers out of the DCA Fixed Account are only allowed pursuant to the terms of your dollar cost averaging program.

   During the Annuity Period, if you have chosen a variable Annuity Payment Option, you may transfer Separate Account Value between the various Variable Sub-accounts. However, if you have chosen fixed Annuity Payments, transfers are not permitted.

-  CANCELLATION

   For a limited period after you receive your Contract you may return it to us for cancellation and a refund as described in your Contract. The time period depends on the state in which your Contract is issued. In most states it is ten days. If your Contract replaces another contract, you have 20 days in which to cancel your Contract. The amount of your refund also will depend on the state in which your Contract is issued. In most states, we will pay you your Contract Value on the date we receive your Contract back from you. The Contract Value may be more or less than your premium payments. In some states, we are required to refund your premium payments, less any partial withdrawals. We will not deduct the Surrender Charge or any administrative charges from your refund. Since state laws differ with respect to these cancellation rights, you should refer to your Contract for specific information about your circumstances.

-  THE MERGER OF ALEXANDER HAMILTON LIFE INTO THE COMPANY (THE "MERGER")

   Contracts issued before August 1, 2000 originally were issued by Alexander Hamilton Life Insurance Company of America ("Alexander Hamilton Life"). Effective August 1, 2000, Alexander Hamilton Life merged with and into the Company, which was an affiliated insurance company. Prior to and in connection with the Merger, the Company redomesticated (i.e. changed its corporate domicile) to the State of Nebraska.

   As a result of the Merger, the Company has assumed the assets and liabilities of Alexander Hamilton Life, and as of August 1, 2000 the Company is responsible for paying benefits under the Contract. The Merger does not change the rights of Contract Owners under Contracts issued before August 1, 2000, other than to change the insurance company responsible for administering and paying benefits under the Contracts.


   The Merger has not affected the terms of the Contracts. The charges under the Contracts and the investment options under the Contract have not changed as a result of the Merger. No charges were assessed to Contract Owners in connection with the Merger. Moreover, you may still address requests for information, contract services and benefits claims to the same EIA/VA Service Center that you used before the Merger. (The address and telephone number of the EIA/VA Service Center are shown on page 1 of this Prospectus.)


   The Company is a wholly-owned subsidiary of Jefferson-Pilot Corporation, which through its subsidiaries engages in the communications and insurance businesses. Alexander Hamilton Life also was a wholly-owned subsidiary of Jefferson-Pilot Corporation. For more information about the Company, see the section headed "Jefferson Pilot Financial Insurance Company."

-  REPORTS TO CONTRACT OWNERS

   Securities and Exchange Commission rules permit us to mail a single prospectus, annual and semi-annual report to each household. If you prefer to receive separate mailings to each member of your household, you may notify us by calling 1-800-258-3648 Ext. 5394.

-  INQUIRIES


   If you have a request or a question about procedures or your Contract, you can write to us at our EIA/VA Service Center, P.O. Box 515, Concord, New Hampshire 03302-0515. You may also send us a fax at 603-226-5123 or call us at 1-800-258-3648, Ext. 5394. When contacting us you should include your Contract number, your name and the Annuitant's name. Please sign the inquiry or request.


   The foregoing summary is qualified in its entirety by the information in the remainder of this Prospectus, in the Statement of Additional Information, in the prospectus for each of the underlying Portfolios and in the Contract. You should refer to these documents for more detailed information. This Prospectus generally describes only the Contract and the Separate Account. Separate prospectuses attached hereto describe each Portfolio.

   CONDENSED FINANCIAL INFORMATION

   The following condensed financial information is derived from the financial statements of the Separate Account. The data should be read in conjunction with the financial statements, related notes, and other financial information included in the Statement of Additional Information.

   The following table sets forth certain information regarding the Variable Sub-accounts for a Contract since the commencement of business operations on February 28, 1996.


   The Accumulation Unit values and the number of Accumulation Units outstanding for each Variable Sub-account for each of the periods indicated are as follows:



SUB-ACCOUNTS                                   2001          2000          1999         1998         1997        1996
-----------------------------------------------------------------------------------------------------------------------
JPVF GROWTH*
Accumulation unit value
-  Beginning of period                     $    31.226   $    33.581   $    18.879   $   14.655          N/A        N/A
-  End of period                           $    20.395   $    31.226   $    33.581   $   18.879          N/A        N/A
Number of accumulation units
-  End of period                               454,235       535,069       152,294       37,158          N/A        N/A
JPVF EMERGING GROWTH**
Accumulation unit value
-  Beginning of period                     $    22.679   $    28.451   $    16.345   $   12.469   $   10.344   $ 10.000
-  End of period                           $    14.499   $    22.679   $    28.451   $   16.345   $   12.469   $ 10.344
Number of accumulation units
-  End of period                               942,907     1,049,872       642,670      391,328      132,456     88,358
JPVF MID-CAP GROWTH****
Accumulation unit value
-  Beginning of period                     $    10.000           N/A           N/A          N/A          N/A        N/A
-  End of period                           $     8.563           N/A           N/A          N/A          N/A        N/A
Number of accumulation units
-  End of period                                27,776           N/A           N/A          N/A          N/A        N/A
JPVF CAPITAL GROWTH**
Accumulation unit value
-  Beginning of period                     $    24.162   $    28.309   $    19.844   $   14.527   $   11.844   $ 10.000
-  End of period                           $    17.823   $    24.162   $    28.309   $   19.844   $   14.527   $ 11.844
Number of accumulation units
-  End of period                             1,743,204     1,997,189     1,444,462      684,717      142,456     53,999

                                       14

SUB-ACCOUNTS                                   2001          2000          1999         1998         1997        1996
-----------------------------------------------------------------------------------------------------------------------
JPVF SMALL COMPANY*
Accumulation unit value
-  Beginning of period                     $     7.850   $     9.692   $     8.588   $   10.000          N/A        N/A
-  End of period                           $     7.185   $     7.850   $     9.692   $    8.588          N/A        N/A
Number of accumulation units
-  End of period                               278,274       258,867       201,169      155,050          N/A        N/A
JPVF MID-CAP VALUE****
Accumulation unit value
-  Beginning of period                     $    10.000           N/A           N/A          N/A          N/A        N/A
-  End of period                           $     9.793           N/A           N/A          N/A          N/A        N/A
Number of accumulation units
-  End of period                                41,283           N/A           N/A          N/A          N/A        N/A
JPVF S&P 500 INDEX***
Accumulation unit value
-  Beginning of period                     $    13.728   $    15.362   $    12.926   $   10.000          N/A        N/A
-  End of period                           $    11.888   $    13.728   $    15.362   $   12.926          N/A        N/A
Number of accumulation units
-  End of period                             2,050,556     2,286,125     1,788,963      736,865          N/A        N/A
JPVF SMALL-CAP VALUE****
Accumulation unit value
-  Beginning of period                     $    10.000           N/A           N/A          N/A          N/A        N/A
-  End of period                           $    10.663           N/A           N/A          N/A          N/A        N/A
Number of accumulation units
-  End of period                                48,272           N/A           N/A          N/A          N/A        N/A
JPVF VALUE**
Accumulation unit value
-  Beginning of period                     $    15.579   $    14.459   $    13.864   $   12.477   $    9.975   $ 10.000
-  End of period                           $    15.599   $    15.579   $    14.459   $   13.864   $   12.477   $  9.975
Number of accumulation units
-  End of period                               858,126       658,347       660,144      466,744      105,759     40,125
JPVF INTERNATIONAL EQUITY*
Accumulation unit value
-  Beginning of period                     $    12.758   $    16.953   $    12.970   $   11.371          N/A        N/A
-  End of period                           $     9.689   $    12.758   $    16.953   $   12.970          N/A        N/A
Number of accumulation units
-  End of period                               486,034       479,932       291,468      144,191          N/A        N/A
JPVF WORLD GROWTH STOCK**
Accumulation unit value
-  Beginning of period                     $    13.529   $    13.510   $    11.335   $   11.179   $   10.985   $ 10.000
-  End of period                           $    12.484   $    13.529   $    13.510   $   11.335   $   11.179   $ 10.985
Number of accumulation units
-  End of period                               477,650       495,807       380,523      263,838      123,760    101,024
JPVF BALANCED**
Accumulation unit value
-  Beginning of period                     $    17.566   $    18.073   $    14.990   $   12.910   $   10.801   $ 10.000
-  End of period                           $    16.578   $    17.566   $    18.073   $   14.990   $   12.910   $ 10.801
Number of accumulation units
-  End of period                               862,357       859,049       581,925      382,872      104,886     27,907

                                       15

SUB-ACCOUNTS                                   2001          2000          1999         1998         1997        1996
-----------------------------------------------------------------------------------------------------------------------
JPVF HIGH YIELD BOND*
Accumulation unit value
-  Beginning of period                     $    10.974   $    12.085   $    11.695   $   11.909          N/A        N/A
-  End of period                           $    11.193   $    10.974   $    12.085   $   11.695          N/A        N/A
Number of accumulation units
-  End of period                               295,025       217,027       191,983      125,160          N/A        N/A
JPVF MONEY MARKET**
Accumulation unit value
-  Beginning of period                     $     1.183   $     1.133   $     1.099   $    1.062   $    1.027   $  1.000
-  End of period                           $     1.211   $     1.183   $     1.133   $    1.099   $    1.062   $  1.027
Number of accumulation units
-  End of period                            12,477,855     5,338,942     9,740,414    8,842,988    1,052,017    480,732
AMERICAN CENTURY VP INTERNATIONAL****
Accumulation unit value
-  Beginning of period                     $    10.000           N/A           N/A          N/A          N/A        N/A
-  End of period                           $     8.804           N/A           N/A          N/A          N/A        N/A
Number of accumulation units
-  End of period                                 6,256           N/A           N/A          N/A          N/A        N/A
AYCO GROWTH****
Accumulation unit value
-  Beginning of period                     $    10.000           N/A           N/A          N/A          N/A        N/A
-  End of period                           $     8.505           N/A           N/A          N/A          N/A        N/A
Number of accumulation units
-  End of period                                58,168           N/A           N/A          N/A          N/A        N/A
FIDELITY VIP GROWTH*
Accumulation unit value
-  Beginning of period                     $    15.581   $    17.748   $    13.095   $   10.000          N/A        N/A
-  End of period                           $    12.653   $    15.581   $    17.748   $   13.095          N/A        N/A
Number of accumulation units
-  End of period                             1,244,699     1,415,553       990,213      335,670          N/A        N/A
FIDELITY VIP EQUITY-INCOME*
Accumulation unit value
-  Beginning of period                     $    12.665   $    11.845   $    11.296   $   10.000          N/A        N/A
-  End of period                           $    11.870   $    12.665   $    11.845   $   11.296          N/A        N/A
Number of accumulation units
-  End of period                             1,018,736       915,440       759,940      425,663          N/A        N/A
FIDELITY VIP CONTRAFUND(R)*
Accumulation unit value
-  Beginning of period                     $    13.942   $    15.140   $    12.355   $   10.000          N/A        N/A
-  End of period                           $    12.065   $    13.942   $    15.140   $   12.355          N/A        N/A
Number of accumulation units
-  End of period                               881,415     1,002,723       774,323      254,379          N/A        N/A
MFS RESEARCH SERIES*
Accumulation unit value
-  Beginning of period                     $    13.656   $    14.553   $    11.896   $   10.000          N/A        N/A
-  End of period                           $    10.605   $    13.656   $    14.553   $   11.896          N/A        N/A
Number of accumulation units
-  End of period                               494,652       527,365       417,781      230,004          N/A        N/A

                                       16

SUB-ACCOUNTS                                   2001          2000          1999         1998         1997        1996
-----------------------------------------------------------------------------------------------------------------------
MFS UTILITIES SERIES*
Accumulation unit value
-  Beginning of period                     $    15.899   $    15.057   $    11.672   $   10.000          N/A        N/A
-  End of period                           $    11.883   $    15.899   $    15.057   $   11.672          N/A        N/A
Number of accumulation units
-  End of period                               915,578       962,966       635,836      324,448          N/A        N/A
PIMCO TOTAL RETURN
Accumulation unit value
-  Beginning of period                     $    10.000           N/A           N/A          N/A          N/A        N/A
-  End of period                           $    10.474           N/A           N/A          N/A          N/A        N/A
Number of accumulation units
-  End of period                               336,559           N/A           N/A          N/A          N/A        N/A



*    Theses Sub-accounts were added to the Contract as of January 1, 1998.
** On December 5, 1997, the Company substituted shares of certain Portfolios of the JPVF for shares of the Alexander Hamilton Variable Insurance Trust ("AHVIT") and the Federated Prime Money Fund II. The above numbers reflect the performance of the AHVIT and the Federated Prime Money Fund II for the period prior to the date of the substitution and reflect the performance of JPVF for the period after the date of the substitution.

***  This Sub-account was added to the Contract as of January 1, 1998. On May
     1, 2000, the Company substituted shares of the JPVF S&P 500 Index Portfolio for shares of the VIP II Index 500 Portfolio. The above numbers reflect the performance of the VIP II Index 500 Portfolio prior to the date of the substitution.

**** These Sub-accounts were added to the contract as of May 1, 2001.

   ALLOCATION OPTIONS

   You may allocate your premium payments to the Variable Sub-accounts of the Separate Account, to the two Interest Rate Guarantee Periods of the Capital Developer Account, or to a combination of these options. If you participate in our dollar cost averaging program, you may also allocate your premium payments to the DCA Fixed Account. These allocation options may not be available in all states. We reserve the right to limit the number of Variable Sub-accounts to which you may allocate your premium payments over the life of your Contract. There is no guaranteed or minimum Surrender Value for any premium payments or amounts allocated to any Variable Sub-account.

-  SEPARATE ACCOUNT INVESTMENTS


   The Separate Account currently is divided into 31 Variable Sub-accounts. We reserve the right to add or remove Variable Sub-accounts. Each Variable Sub-account reflects the investment performance of a specific underlying Portfolio. Currently, the Variable Sub-accounts invest in Portfolios of the following open-end management investment companies:


   Jefferson Pilot Variable Fund, Inc.. ("JPVF")
   American Century Variable Portfolios, Inc.
   Ayco Series Trust
   Fidelity(R) Variable Insurance Products Fund ("VIP")

   MFS(R) Variable Insurance Trust
   PIMCO Variable Insurance Trust
   ProFunds VP
   Deutsche VIT Funds
   T. Rowe Price Equity Series, Inc.
   Vanguard Variable Insurance Fund


   Each Portfolio is managed by a registered investment adviser.

   The investment adviser for JPVF is Jefferson Pilot Investment Advisory Corporation, an affiliate of the Company. Jefferson Pilot Investment Advisory Corporation has contracted with the unaffiliated sub-investment managers listed in the table below to provide the day-to-day investment decisions for the Jefferson Pilot Portfolios.

   The investment adviser for the American Century Variable Portfolios, Inc. is American Century Investment Management, Inc. ("American Century").

   The investment adviser for the Ayco Series Trust is The Ayco Company, L.P. ("Ayco").


   The investment adviser for VIP is Fidelity Management & Research Company ("FMR"). FMR Co., Inc. ("FMRC") serves as sub-adviser for the VIP Equity-Income Portfolio and the VIP Growth Portfolio. FMR has entered into sub-advisory agreements with FMRC, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research Far East Inc. and Fidelity Investments Japan Limited to provide sub-advisory services to the Contrafund(R) Portfolio.


   The investment adviser for the MFS(R) Variable Insurance Trust is Massachusetts Financial Services Company ("MFS").


   The investment adviser for the PIMCO Variable Insurance Trust is Pacific Investment Management Company ("PIMCO").

   The investment adviser for ProFunds VP is ProFund Advisors LLC.

   The investment adviser for Deutsche VIT Funds is Deutsche Asset Management, Inc. ("Deutsche").

   The investment adviser for T. Rowe Price Equity Series, Inc. is T. Rowe Price Associates, Inc. ("T. Rowe Price").

   The investment advisers for the Vanguard Small Company Portfolio of the Vanguard Variable Insurance Fund are Granahan Investment Management, Inc. ("Granahan") and Grantham, Mayo, Van Otterloo & Co. LLC ("GMO"). The Vanguard Group serves as the investment adviser for the Vanguard VIF Mid-Cap Index Portfolio and the Vanguard VIF REIT Index Portfolio.


   The investment objective and manager of each Portfolio is as follows:


   ---------------------------------------------------------------------------------------------------------------------------------
                                               EQUITY PORTFOLIO CHOICES
   ---------------------------------------------------------------------------------------------------------------------------------
   PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
   ---------------------------------------------------------------------------------------------------------------------------------
   JPVF Growth Portfolio                       Capital growth by investing primarily in equity             Strong Capital
                                               securities that the Sub-Adviser believes have               Management, Inc.
                                               above-average growth prospects.

   JPVF Emerging Growth Portfolio              Long-term growth of capital. Dividend and                   MFS
                                               interest income from portfolio securities, if any, is
                                               incidental to the Portfolio's investment objective
                                               of long term growth.

                                       18

   ---------------------------------------------------------------------------------------------------------------------------------
                                               EQUITY PORTFOLIO CHOICES
   ---------------------------------------------------------------------------------------------------------------------------------
   PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
   ---------------------------------------------------------------------------------------------------------------------------------
   JPVF Mid-Cap Growth Portfolio               Seeks capital appreciation.                                 Turner Investment
                                                                                                           Partners, Inc.

   JPVF Capital Growth Portfolio               Seeks capital growth. Realization of income is              Janus Capital
                                               not a significant investment consideration and              Management, LLC
                                               any income realized will be incidental.

   JPVF Small Company Portfolio                Seeks growth of capital. The Portfolio pursues its          Lord, Abbett &
                                               objective by investing primarily in a diversified           Company
                                               portfolio of equity securities issued by small
                                               companies.

   JPVF Mid-Cap Value Portfolio                Seeks capital appreciation.                                 Wellington Management
                                                                                                           Company

   JPVF S&P 500 Index Portfolio(1)             Seeks to approximate as closely as practicable,             Barclays Global Fund
                                               before fees and expenses, the total rate of return of       Advisors
                                               the common stocks publicly traded in the United
                                               States, as represented by the S&P 500.

   JPVF Small-Cap Value Portfolio              Seeks long-term capital appreciation by investing           Dalton, Greiner,
                                               primarily in securities of small-cap companies.             Hartman, Maher & Co.

   JPVF Value Portfolio                        Long-term growth of capital by investing                    Credit Suisse
                                               Asset primarily in a wide range of                          Management, LLC
                                               equity issues that may offer capital appreciation and,
                                               secondarily, seeks a reasonable
                                               level of current income.

   JPVF International Equity Portfolio         Long-term growth of capital through investments             Lombard Odier
                                               in securities whose primary trading markets are             International Portfolio
                                               outside the United States.                                  Management Limited

   JPVF World Growth Stock Portfolio           Long-term capital growth through a policy of                Templeton Investment
                                               investing primarily in stocks of companies                  Counsel, LLC
                                               organized in the U.S. or in any foreign nation. A
                                               portion of the Portfolio may also be invested in
                                               debt obligations of companies and governments of
                                               any nation. Any income realized will be incidental.

   American Century VP                         Seeks capital growth.                                       American Century
   International Fund

   American Century VP                         Seeks long-term capital growth. Income is a                 American Century
   Value Fund, Class II                        secondary objective.

   Ayco Growth Fund                            Seeks long-term growth of capital.                          The Ayco Company, L.P.

   Fidelity VIP Growth Portfolio               Seeks to achieve capital appreciation.                      FMR

   Fidelity VIP Equity-Income                  Seeks reasonable income. The Portfolio will also            FMR
   Portfolio                                   consider the potential for capital appreciation.
                                               The Portfolio's goal is to achieve a yield which
                                               exceeds the composite yield on the securities
                                               comprising the Standards & Poor's Composite
                                               Index of 500 Stocks (S&P 500).

   Fidelity VIP Contrafund(R)                  Seeks long-term capital appreciation.                       FMR
   Portfolio

   MFS(R) Research                             Seeks to provide long-term growth of capital and            MFS
                                               future income.

   MFS(R) Utilities                            Seeks capital growth and  current income                    MFS
                                               (income above that available from a
                                               portfolio invested entirely in equity
                                               securities).

   ProFund VP Technology                       Seeks daily investment results, before fees and             ProFund Advisors LLC
                                               expenses, that correspond to the daily performance
                                               of the Dow Jones U.S. Technology Sector Index.

                                       19

   ---------------------------------------------------------------------------------------------------------------------------------
                                               EQUITY PORTFOLIO CHOICES
   ---------------------------------------------------------------------------------------------------------------------------------
   PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
   ---------------------------------------------------------------------------------------------------------------------------------
   ProFund VP Healthcare                       Seeks daily investment results, before fees and             ProFund Advisors LLC
                                               expenses, that correspond to the daily performance
                                               of the Dow Jones U.S. Healthcare Sector Index.

   ProFund VP Financial                        Seeks daily investment results, before fees and             ProFund Advisors LLC
                                               expenses, that corresponds to the daily performance
                                               of the Dow Jones U.S. Financial Sector Index.

   Scudder VIT Small Cap                       Seeks to replicate, as closely as possible, before          Deutsche
   Index Fund Class B                          expenses, the performance of the Russell 2000
                                               Small Stock Index, which emphasizes stocks of
                                               small U.S. companies.

   T. Rowe Price Mid-Cap                       Seeks to provide long-term capital appreciation             T. Rowe Price
   Growth Portfolio II                         by investing in mid-cap stocks with potential for
                                               above-average earnings growth.

   Vanguard VIF Small Company                  Seeks to provide long-term growth of capital.               Granahan and GMO
   Growth Portfolio

   Vanguard VIF Mid-Cap                        Seeks to provide long-term growth of capital by             Vanguard
   Index Portfolio                             attempting to match the performance of a
                                               broad-based market index of stocks of
                                               medium-size U.S. companies.

   Vanguard VIF REIT Index Portfolio           Seeks to provide a high level of income and                 Vanguard
                                               moderate long-term growth of capital.

   ---------------------------------------------------------------------------------------------------------------------------------
                                               EQUITY AND FIXED INCOME PORTFOLIO CHOICES
   ---------------------------------------------------------------------------------------------------------------------------------
   JPVF Balanced Portfolio                     Reasonable current income and long-term capital             Janus Capital
                                               growth, consistent with conservation                        Management, LLC
                                               of capital, by investing primarily in common
                                               stocks and fixed income securities.

   ---------------------------------------------------------------------------------------------------------------------------------
                                               FIXED INCOME PORTFOLIO CHOICES
   ---------------------------------------------------------------------------------------------------------------------------------
   PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
   ---------------------------------------------------------------------------------------------------------------------------------
   JPVF High Yield Bond Portfolio              High level of current income by investing                   MFS
                                               primarily in corporate obligations with emphasis
                                               on higher yielding, higher risk, lower-rated or
                                               unrated securities.

   JPVF Money Market Portfolio                 Seeks to achieve as high a level of current                 MFS
                                               income as is consistent with preservation of
                                               capital and liquidity.

   PIMCO Total Return Portfolio                Seeks maximum total return, consistent with                 PIMCO
                                               preservation of capital and prudent
                                               investment management.


    (1) "Standard & Poor's(R)", "S&P(R)", "Standard & Poor's 500", and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.


   An investment in the JPVF Money Market Portfolio is neither insured nor guaranteed by the U.S. Government or the FDIC or any other agency.


   We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Variable Sub-accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which those Variable Sub-accounts invest. You bear the investment risk that those Portfolios will not meet their investment objectives. You should carefully review their prospectuses before allocating amounts to the Variable Sub-accounts of the Separate Account. With regard to the JPVF High Yield Bond Portfolio and other Portfolios investing in higher yielding, higher risk, lower-rated or unrated securities, you should consult the appropriate section of the corresponding prospectus for a description of the risks associated with such investments.

-  MIXED AND SHARED FUNDING: CONFLICTS OF INTEREST

   Shares of the Portfolios are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Contract described in the Prospectus. Portfolio shares are offered to separate accounts of both affiliated and unaffiliated insurance companies. It is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Portfolios simultaneously, since the interests of such policyowners or contract owners may differ. Although neither the Company nor the Portfolios currently foresee any such disadvantages either to variable life insurance policyowners or to variable annuity contract owners, each Portfolio's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Portfolio. This might force that Portfolio to sell portfolio securities at disadvantageous prices.

-  THE CAPITAL DEVELOPER ACCOUNT

   Interests in the Capital Developer Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933 and the Capital Developer Account has not been registered as an investment company under the Investment Company Act of 1940. However, disclosures regarding the Capital Developer Account may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses. Disclosure in this Prospectus relating to the Capital Developer Account has not been reviewed by the SEC.

   Premium payments allocated to the Capital Developer Account and transfers to the Capital Developer Account are not part of the Separate Account. Rather, the Capital Developer Account is secured by our general assets, which support insurance and annuity obligations. We will invest the assets that support the Capital Developer Account in accordance with the applicable state laws that govern the nature and quality of investments that may be made by insurance companies and the percentage of their assets that may be committed to any particular type of investment.


   Within the Capital Developer Account, we currently offer Interest Rate Guarantee Periods of two durations, one lasting for one year and the other lasting for seven years. We will start a new Interest Rate Guarantee Period for each premium payment you allocate and each amount you transfer to the Capital Developer Account. We will credit interest at a specified Guaranteed Interest Rate on each Interest Rate Guarantee Period. The actual credited rates will be the interest rate in effect on the day that a premium payment is allocated or an amount is transferred to the Capital Developer Account. All interest rates are stated as effective annual yields. The interest rate for new money allocated to the Capital Developer Account will be reset periodically. Interest rates are set at our sole discretion, but will never be less than an effective annual yield of 3%. There is no specific formula for the determination of the Guaranteed Interest Rate. Some of the factors that we may consider are: general economic trends; rates of return currently available and anticipated on our investments; expected investment yields; regulatory and tax requirements; and competitive factors.

   Amounts you allocate to the Capital Developer Account may be subject to an MVA upon a surrender, partial withdrawal, transfer or annuitization requested 31 days or more before the end of the applicable Interest Rate Guarantee Period. The MVA will never reduce the return on amounts allocated to an Interest Rate Guarantee Period to less than 3% per year before any applicable Surrender Charge. Because of this adjustment and for other reasons, the amount you receive upon partial withdrawal or surrender or the amount applied to a transfer or annuitization may be more or less than the Account Value of the relevant Interest Rate Guarantee Period at the time of the transaction.


   You may elect to have your premium payments allocated to the Capital Developer Account at any time. In addition, you may transfer all or part of the Separate Account Value to one or more Interest Rate Guarantee Periods prior to the Maturity Date.

-  MARKET VALUE ADJUSTMENT


   The proceeds of a partial withdrawal, full surrender, or transfer made from the Capital Developer Account 31 days or more prior to the end of the applicable Interest Rate Guarantee Period will be increased or decreased by the application of an MVA. If the maturity date is 31 days or more before the end of an Interest Rate Guarantee Period, the amount applied to Annuity Payments from the Capitol Developer Account also may be increased or decreased by an MVA. Where applicable, the MVA only applies to the portion of the partial withdrawal withdrawn from the Capital Developer Account Value. No MVA is applied to any partial withdrawal, surrender or transfer from an Interest Rate Guarantee Period made during the last 30 days of the Interest Rate Guarantee Period.


   The MVA will reflect the relationship between (a) the Treasury Rate for the period, the term to maturity of which most closely approximates the remaining term of the Interest Rate Guarantee Period from which the partial withdrawal, surrender, or transfer is made, and (b) the Guaranteed Interest Rate applicable to that Interest Rate Guarantee Period.

   Generally, if your Guaranteed Interest Rate does not exceed the applicable Treasury Rate by at least 0.4%, then the application of the MVA will reduce the proceeds of a partial withdrawal, surrender or transfer. Conversely, if your Guaranteed Interest Rate exceeds the applicable Treasury Rate by more than 0.4%, the application of the MVA will increase the proceeds of a partial withdrawal, surrender, or transfer.

   For example, assume that a Contract Owner selects an initial Interest Rate Guarantee Period of seven years and the Guaranteed Interest Rate for that period is 8% per annum, and, at the end of four years, the Contract Owner makes a partial withdrawal. If the three-year Treasury Rate is then 6%, the MVA will be positive and will increase the proceeds. On the other hand, if the Treasury Rate is higher than the Guaranteed Interest Rate, for example 10%, the application of the MVA will reduce the amount payable.


   An MVA will never reduce the return on an amount allocated to an Interest Rate Guarantee Period below 3% per year. Even on a partial withdrawal, a negative MVA may be as much as the total interest credited to the relevant Interest Rate Guarantee Period, as of the withdrawal date, in excess of an effective annual rate of 3%.


   The formula for calculating the MVA is set forth in Appendix II to this Prospectus, which contains examples of the application of the MVA.

-  DOLLAR COST AVERAGING FIXED ACCOUNT OPTION

   You also may allocate premium payments to the Dollar Cost Averaging Fixed Account ("DCA Fixed Account"). The DCA Fixed Account is part of our general account. We will credit interest to premium payments allocated to this option for up to one year at the current rate that we declare when you make the allocation. The effective annual rate will never be less than 3%. You may not transfer funds to this option from the Variable Sub-accounts or the Capital Developer Account.

   THE ALLEGIANCE VARIABLE ANNUITY CONTRACT

   The Allegiance Variable Annuity Contract (the "Contract") is an individual Flexible Premium Deferred Variable Annuity Contract. You may purchase a Contract on a non-qualified basis ("Non-qualified Contract") or in connection with retirement plans or individual retirement accounts that qualify for favorable federal income tax treatment ("Qualified Contract"). The Contract is designed to aid you in long-term financial planning.

-  CONTRACT APPLICATION AND ISSUANCE OF CONTRACTS


   Before we will issue a Contract, we must receive a completed application and an initial premium payment of at least $2,000. A lower minimum may apply to certain Qualified Contracts. You may pay the initial premium payment in a single payment or in twelve equal periodic payments over the first 12 Contract Months. The periodic payments must be made via automatic debits or automated clearing house transfers from your checking or savings account. We reserve the right to reject any application or premium payment. For a Non-qualified Contract, you (or the Annuitant, if you are not the Annuitant) must be age 90 or younger. You must be age 80 or younger for certain types of Qualified Contracts. The Contract is not available in all states.

   If you properly complete the application and it can be accepted in the form received, your initial Net Premium Payment will be credited to the Contract

   Value within 2 business days after the later of our receipt of the application or our receipt of the initial premium payment at our EIA/VA Service Center. If we cannot credit the initial Net Premium Payment to the Separate Account because the application or other issuing requirements are incomplete, we will contact you within 5 business days and give an explanation for the delay. We will return the initial premium payment to you at that time unless you permit us to keep the initial payment and credit it as soon as the necessary requirements are fulfilled. In that event, we will credit the initial Net Premium Payment to the Contract Value within 2 business days of the application's completion.


   Your Contract will become effective on the date we credit the initial Net Premium Payment to the Contract Value.

   FREE LOOK PERIOD. For a limited time you may return your Contract for cancellation and a refund as described in your Contract. This time period depends on the state in which your Contract is issued. In most states, you have 10 days after you receive your Contract. In most states, however, if your Contract replaces another contract, you have 20 days in which to cancel your Contract.


   In order to cancel your Contract, you must deliver or mail a written notice to our EIA/VA Service Center, or to your registered representative from whom you purchased the Contract, and return your Contract. Your cancellation will be effective on the date it is postmarked, properly addressed and postage paid. The Contract will then be void as if it had never been issued.


   The amount of your refund will depend on the state in which your Contract was issued. In most states we will pay you an amount equal to the Contract Value on the date we receive the Contract from you. We will not deduct any Surrender Charges or administrative charges that would otherwise apply. The Contract Value at that time may be more or less than your premium payments. In some states we are required to refund your premium payments less any partial withdrawals you may have already made from your Contract. If your Contract is issued in one of the states where we are required to refund your premium payments, the amount of your refund may be more or less than your Contract Value at that time.

-  PREMIUM PAYMENTS


   You should make all premium payments, checks, or electronic fund transfers payable to Jefferson Pilot Financial Insurance Company and they should be sent to our EIA/VA Service Center. We will provide you a receipt upon request. We will provide you with a confirmation of each transaction. Your premium payments may be paid directly on a flexible basis, through the systematic investment program on a monthly or quarterly basis, or through a group billing or payroll deduction arrangement on a periodic basis.


   INITIAL PREMIUM PAYMENT. The minimum initial premium payment is currently $2,000. A lower minimum may apply to certain Qualified Contracts. However, you can pay the minimum initial premium payment in 12 equal monthly payments by selecting the systematic investment program, in which additional premium payments are automatically withdrawn monthly from your bank account, or by participating in a periodic group billing or payroll deduction arrangement. In the future, we may increase or decrease the minimum initial premium payment. The initial premium payment is the only premium payment required to be paid under a Contract. The maximum initial premium payment that we currently accept without our prior approval is $1,000,000.


   ADDITIONAL PREMIUM PAYMENTS. Prior to the Maturity Date and before a Death Benefit has become payable, you may pay additional premium payments at any interval. The minimum additional premium payment is $50. We reserve the right to limit the dollar amount of any additional premium payments. You may not pay more than $1 million in additional premium payments without our prior approval. We will credit additional premium payments to the Contract Value as of the Valuation Period during which we receive them at our EIA/VA Service Center.


   ALLOCATION OF PREMIUM PAYMENTS. We will allocate your premium payments among the Variable Sub-accounts as specified by you in the application or as subsequently changed. If you fail to specify how premium payments are to be allocated, the application cannot be accepted. You must allocate premium payments to one or more Variable Sub-accounts of the Separate Account, to one or more Interest Rate Guarantee Periods, to the DCA Fixed Account or some combination thereof in whole percentages (totaling 100%). Any allocation to a Variable Sub-account must be at least $50 and in

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   increments of 5% of a premium payment. Any allocation to an Interest Rate
   Guarantee Period of the Capital Developer Account must be at least $1,000. Any allocation to the DCA Fixed Account must be at least $5,000. Premium payments allocated to an Interest Rate Guarantee Period will be credited with interest from the day after they are received.

   We will allocate your additional premium payments in the percentage specified in your application, unless you request a change of allocation. If you allocated some or all of your initial premium payment to the DCA Fixed Account, any subsequent premium payments will be allocated according to the future premium allocation instructions indicated on your Additional Features Form, if any. If you did not provide for future premium allocation instructions on this Form, that portion of your premium payment that would have been allocated to the DCA Fixed Account will instead be allocated into the allocation options indicated in the dollar cost averaging section of your completed Additional Features Form and the remaining portion of your subsequent premium payments will be allocated according to the instructions in your application.


   You may change your allocation instructions for Net Premium Payments any time before the Maturity Date by sending a Request to our EIA/VA Service Center. You must specify your new allocation choices. The allocation change will apply to premium payments received with or after the Request.


   PAYMENT NOT HONORED BY BANK. Any payment due under the Contract which is derived, all or in part, from any amount paid to us by check or draft may be postponed until such time as we determine that such instrument has been honored.

-  CONTRACT VALUE

   On the Contract Date, your Contract Value equals your initial Net Premium Payment. Thereafter, on any day on or before your Maturity Date, your Contract Value equals the sum of the Separate Account Value, the Capital Developer Account Value and the DCA Fixed Account Value. Your Contract Value will increase by (1) any additional premium payments we receive; (2) any increases in the Contract Value due to investment results of the Variable Sub-accounts you have selected; and (3) interest credited to the Capital Developer Account and the DCA Fixed Account. Your Contract Value will decrease by (1) any partial withdrawals or full surrenders, including applicable charges; (2) any decreases in your Contract Value due to investment results of the Variable Sub-accounts you have selected; (3) the Mortality and Expense Risk Charge, the Administrative Expense Charge, any applicable Transfer Charge, and, on the last day of any Contract Year, the Annual Administrative Fee; and (4) taxes, when applicable. We will inform you of your Contract Value upon request.

   Your Contract Value is expected to change from Valuation Period to Valuation Period. A Valuation Period is the period between successive Valuation Days. A Valuation Day is any day that the New York Stock Exchange is open for trading. Holidays are generally not Valuation Days.

   SEPARATE ACCOUNT ACCUMULATION UNIT VALUE. When you allocate a Net Premium Payment or transfer an amount to a Variable Sub-account, it is credited to the Separate Account Value in the form of Accumulation Units. Each Variable Sub-account has a distinct Accumulation Unit value. The number of units credited is determined by dividing the portion of the Net Premium Payment or amount transferred by the dollar value of one Accumulation Unit of the Variable Sub-account as of the end of the Valuation Period during which the allocation or transfer is made. When amounts are transferred out of, or withdrawn or surrendered from, a Variable Sub-account, Accumulation Units are cancelled or redeemed in a similar manner.

   We will determine the Separate Account Value on every Valuation Day. For each Variable Sub-account, the Accumulation Unit value for a given Valuation Period is based on the net asset value of a share of the corresponding Portfolio. Therefore, the Accumulation Units will fluctuate in value from day to day based on the investment experience of the corresponding Portfolio and the Separate Account Value will increase or decrease to reflect the investment performance of the corresponding Portfolio. The Separate Account Value also reflects expenses borne by the Portfolio and the deduction of certain charges. The determination of Variable Sub-account Accumulation Unit values is described in detail in the Statement of Additional Information.

   MINIMUM CONTRACT VALUE. A minimum Contract Value of $2,000 for Non-qualified Contracts must be maintained during the Accumulation Period. If you fail to maintain the minimum Contract Value and no premium payments have been paid in the past two years, then we may cancel the Contract and return the Contract Value less any applicable fees to you in one lump sum. We will send a 90-day notice to

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   the most current address you have given us before we cancel your Contract. If you pay sufficient premium payments to restore the Contract Value to at least the minimum Contract Value within 90 days of the date of notice, your Contract will not be cancelled.

-  TRANSFERS


   You can transfer Contract Value to or from Interest Rate Guarantee Periods of the Capital Developer Account and/or any Variable Sub-account of the Separate Account, within certain limits, as described below. We do not permit transfers into the DCA Fixed Account. We reserve the right to restrict the transfer privilege in any way. We must receive your transfer request at our EIA/VA Service Center before a transfer will be effected.


   We only make transfers on days when we and the New York Stock Exchange are open for business. If we receive your request on one of those days, we will make the transfer that day. Otherwise, we will make the transfer on the first subsequent day on which we and the New York Stock Exchange are open.

   Transfers during the Accumulation Period are subject to the following provisions:
   - You may make an unlimited number of transfers. Currently, we waive the transfer fee. However, we reserve the right to impose a transfer fee of $10 on each transfer in excess of 15 during any Contract Year. We currently have no plans to impose the $10 fee, and we will provide at least 30 days notice before we impose such a fee.
   - Transfers from an Interest Rate Guarantee Period that are made within 30 days of the end of the Interest Rate Guarantee Period are not subject to an MVA. All other transfers from Interest Rate Guarantee Periods are subject to an MVA.
   - If, after a transfer, the remaining Separate Account Value in the Variable Sub-account from which the transfer was made would be less than $250, we may include that remaining Separate Account Value as part of the transfer.
   - The minimum amount you may transfer among the Variable Sub-accounts is $250 or the entire Separate Account Value remaining in the source Variable Sub-account.
   - The minimum amount that you may transfer to or from an Interest Rate Guarantee Period of the Capital Developer Account is $1,000.

   During the Annuity Period, under any Variable Annuity Option, you (whether you are the Annuitant or not) may transfer Separate Account Value among Variable Sub-accounts, subject to the following provisions:
   - You may make an unlimited number of transfers. Currently, we waive the transfer fee. However, we reserve the right to impose a transfer fee of $10 on each transfer in excess of 15 during any Contract Year. We currently have no plans to impose the $10 fee, and we will provide at least 30 days notice before we impose such a fee.
   - If, after a transfer, the remaining Separate Account Value in the Variable Sub-account from which the transfer was made is less than $250, we may include that remaining Separate Account Value as part of the transfer.
   - The minimum amount you may transfer from a Variable Sub-account is $250 or the entire Separate Account Value remaining in the Variable Sub-account.

   Transfers between Variable Sub-accounts during the Annuity Period will be processed based on the formula outlined in the Statement of Additional Information (see "Annuity Period Transfer Formulas").


   We reserve the right to refuse or restrict transfers made by third-party agents on behalf of owners or pursuant to market timing services when we determine that such transfers will be detrimental to the Portfolios, owners or you. In addition, orders for the purchase of Portfolio shares may be subject to acceptance by the Portfolio. We reserve the right to reject, without prior notice, any transfer request to a Sub-account if the Sub-account's investment in the corresponding Portfolio is not accepted for any reason.


   You may not transfer amounts applied to a fixed Annuity Payment Option.


   TELEPHONE AND INTERNET TRANSFERS AND REALLOCATIONS. You, your authorized representative or a member of your representative's administrative staff may request transfers by telephone or via the internet of Contract Value or reallocation of premium payments (including allocation changes pursuant to existing Dollar Cost Averaging and Automatic Rebalancing programs), provided we have received the appropriate authorization form. Internet transfers may not always be available. You will be asked to provide us with personal identification information at the time of such request for verification purposes. Although we have procedures that are reasonably designed to reduce

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   the risk of unauthorized transfers or allocation changes, there still exists some risk. Neither the Company, Jefferson Pilot Variable Corporation, nor any of their affiliates are liable for any loss resulting from unauthorized transfers or allocation changes if the procedures have been followed, and you bear the risk of loss in such situation.


-  AUTOMATED TRANSFERS (DOLLAR COST AVERAGING AND AUTOMATIC REBALANCING)

   Under the Dollar Cost Averaging program, you can instruct us to automatically transfer a specified dollar amount from any Variable Sub-account or the DCA Fixed Account to the Variable Sub-accounts. The program is not available in connection with the One Year or Seven Year Interest Rate Guarantee Periods of the Capital Developer Account. The automatic transfers can occur monthly or quarterly, and the amount transferred each time must be at least $50. At the time the program begins, your Contract must have a minimum value of $5,000.

   Dollar Cost Averaging, an investment method which provides for regular, level investments over time, results in the purchase of more Accumulation Units when the Accumulation Unit value is low, and fewer Accumulation Units when the Accumulation Unit value is high. However, there is no guarantee that the Dollar Cost Averaging program will result in a higher Contract Value, protect against loss, or otherwise be successful.

   Moreover, while we refer to this program of periodic transfers generally as dollar cost averaging, periodic transfers from a Sub-account with more volatile performance experience is unlikely to produce the desired effects of dollar cost averaging as would transfers from a less volatile Sub-account. If you are seeking the potential benefit of Dollar Cost Averaging, you should choose either the DCA Fixed Account or the Money Market Sub-account as the source of transfers.

   Transfers from the DCA Fixed Account will take place over a 12-month period. We may in the future offer different periods for dollar cost averaging amounts from the DCA Fixed Account. We will only accept new premium payments into the DCA Fixed Account. Amounts may not be transferred into the DCA Fixed Account from the Variable Sub-accounts or the Capital Developer Account. Once we commence the transfers from the DCA Fixed Account into the Variable Sub-accounts you have selected, you may not pay any additional premium payments into the DCA Fixed Account.

   If your Contract was issued in a state where we are required to return your premium payments if you cancel your Contract during the free look period, we reserve the right to delay commencement of dollar cost averaging transfers until the expiration of the free look period. If the premium payments that are to be used for your dollar cost averaging program will be sent to us at different times, we will hold the funds in the JPVF Money Market Sub-account until we have received all of the payments, at which time we will set your interest rate and begin the dollar cost averaging transfers. If you discontinue the dollar cost averaging program while amounts remain in the DCA Fixed Account, we will transfer this remaining balance to the JPVF Money Market Sub-account unless you indicate otherwise.

   You can elect the Dollar Cost Averaging program when purchasing the Contract or at a later date. If you dollar cost average out of a Variable Sub-account, the election can specify that only a certain number of transfers will be made, in which case the program will terminate when that number of transfers has been made. Otherwise, the program will terminate when the amount in the Variable Sub-account equals $250 or less. At any one time, you are allowed to participate in only one dollar cost averaging program utilizing either the DCA Fixed Account or one of the Variable Sub-accounts. There is no charge for this program. Transfers made as part of the Dollar Cost Averaging program do not count toward the 15 free transfers that you are permitted annually under the Contract.

   You may also elect an automatic rebalancing program. This program provides a method for re-establishing fixed proportions between selected Variable Sub-accounts on a systematic basis. Under this program, the allocation between Variable Sub-accounts will be automatically readjusted to the desired allocation, subject to a minimum of 5% per Variable Sub-account, on a quarterly or annual basis. Transfers made as a result of this program do not count toward the 15 free transfers that you are permitted annually under the Contract. There is currently no fee charged for participation in this program. This program does not guarantee profits nor protect against losses.


   You may not elect to have Dollar Cost Averaging and Automatic Rebalancing at the same time. The applicable authorization form must be on file with us before either program may begin. We reserve the

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   DISTRIBUTIONS UNDER THE CONTRACT

   right to modify the terms and conditions of these programs upon 30 days advance notice to you.


-  SURRENDERS AND PARTIAL WITHDRAWALS


   Prior to the Maturity Date, you may surrender your Contract for the Surrender Value or withdraw a portion of the Surrender Value by sending a Request, signed by you, to our EIA/VA Service Center. The Surrender Value is the Contract Value plus or minus any MVA, minus any applicable Surrender Charge, Annual Administrative Fee, and Premium Taxes.


   The proceeds payable upon a partial withdrawal will be the partial withdrawal amount requested, increased or decreased by any applicable MVA and then decreased by any applicable Surrender Charge and Premium Taxes payable by us and not previously deducted. For partial withdrawals, you must specify the allocation option from which the withdrawal should be taken. If we do not receive allocation instructions from you, we will allocate the partial withdrawal proportionately among the Variable Sub-accounts and the Capital Developer Account in the same proportions as you have instructed us to allocate your premium payments.

   No MVA is imposed on surrenders or partial withdrawals made from an Interest Rate Guarantee Period during the last 30 days of the Interest Rate Guarantee Period.

   The minimum amount that you can withdraw is $250 ($1,000 if the withdrawal is from any Interest Rate Guarantee Period of the Capital Developer Account) unless we agree otherwise or unless a smaller amount is required to comply with the Tax Code. Qualified Contracts may be subject to required minimum distribution requirements. (See "Certain Federal Income Tax Consequences.") In addition, following any partial withdrawal, your remaining Contract Value must be at least $2,000. If the processing of your partial withdrawal request would result in a remaining Contract Value of less than $2,000, we may treat your partial withdrawal request as a request for a full surrender of your Contract, and you will receive the Surrender Value. Following payment of the Surrender Value, your Contract will be cancelled. If the amount requested to be withdrawn from an allocation option is greater than the portion of the Contract Value attributable to that allocation option, we will pay you the entire portion of the Contract Value attributable to that allocation option, plus or minus any MVA, minus any Surrender Charge and minus any charge for applicable Premium Taxes payable by us and not previously deducted.

   The Separate Account Value remaining in any Variable Sub-account immediately following a partial withdrawal must be at least $250. The Capital Developer Account Value remaining in an Interest Rate Guarantee Period immediately following a partial withdrawal must be at least $1,000. If the processing of your withdrawal request would result in Separate Account Value remaining in a Variable Sub-account of less than $250 or Capital Developer Account Value remaining in an Interest Rate Guarantee Period of less than $1,000, we may treat your withdrawal request as a request for withdrawal of the entire Separate Account Value remaining in the relevant Variable Sub-account or the entire Capital Developer Account Value remaining in the relevant Interest Rate Guarantee Period.


   You may surrender the Contract at any time prior to the Maturity Date by sending a Request to our EIA/VA Service Center. We will pay you the Surrender Value. All of your rights and those of the Annuitant will terminate following a full surrender or at any time partial withdrawals reduce your Contract Value to zero. After the Maturity Date, no surrenders or partial withdrawals are permitted. (See "Annuity Payment Options.")

   Withdrawals and surrenders will be processed using the Separate Account Value for the Valuation Period during which your Request for withdrawal or surrender is received at our EIA/VA Service Center. We will pay all partial withdrawals and full surrender requests in a lump sum to you or to any other Payee that you designate within 5 business days (unless you choose a later date) following receipt of your request and all requirements necessary to process the Request at our EIA/VA Service Center, except as follows:

   - CAPITAL DEVELOPER ACCOUNT--We reserve the right, when permitted by law, to defer payment of any partial withdrawal or full surrender from the Interest Rate Guarantee Periods for up to 6 months. We will pay Interest on any amount deferred for 30 days or more at a rate of at least 3% per year.


                                       27
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   - SEPARATE ACCOUNT--We reserve the right to defer the payment of any partial withdrawal or full surrender from the Separate Account as permitted by the Investment Company Act of 1940. Such delay may occur because (i) the New York Stock Exchange is closed for trading (other than usual weekend or holiday closing); (ii) the SEC determines that a state of emergency exists; or (iii) an order or pronouncement of the SEC permits a delay for your protection.

   In addition, a premium payment amount is not available to satisfy a partial withdrawal or full surrender until the check or other instrument by which such premium payment was paid has been honored.

   Partial withdrawals (including systematic withdrawals described below) and surrenders may be taxable and a penalty tax may apply prior to age 59 1/2. (See "Certain Federal Income Tax Consequences.")

-  SYSTEMATIC WITHDRAWAL PLAN

   Under the Systematic Withdrawal Plan, you can instruct us to make automatic withdrawal payments to you monthly, quarterly, semi-annually or annually from a specified Variable Sub-account. The minimum monthly payment is $250, the minimum quarterly payment is $750, the minimum semi-annual payment is $1,500, and the minimum annual payment is $3,000, or the amounts can be the minimum required amounts to comply with qualified plan requirements. The request for systematic withdrawal must specify a date for the first payment, which must be at least 30 but not more than 90 days after the form is submitted. The Surrender Charge will not apply to the first 10% of Contract Value (determined at the time of the withdrawal) that is withdrawn during a Contract Year. Amounts withdrawn in excess of 10% will be subject to any applicable Surrender Charge. After the seventh Contract Year, amounts withdrawn will no longer be subject to a Surrender Charge. Systematic Withdrawals may not be taken from the Interest Rate Guarantee Periods. Systematic Withdrawals may result in certain tax consequences. (See "Certain Federal Income Tax Consequences.")

-  ANNUITY PAYMENTS


   We will make Annuity Payments beginning on the Maturity Date, provided that your Contract is in force on that date. The Annuity Payment Option and frequency of Annuity Payments may not be changed after Annuity Payments begin. Unless you specify otherwise, the Payee of the Annuity Payments is the Annuitant. The amount applied to Annuity Payments will equal the Contract Value on the Maturity Date, plus or minus any applicable MVA, minus any applicable Surrender Charge. The application of the MVA to annuitizations is explained in "Market Value Adjustment" on page 21. If the Maturity Date is in the first seven Contract Years and if an Annuity Payment Option of less than five years is elected, then the Surrender Charge will be deducted. The Surrender Charge also applies to any annuitization during the first Contract Year. The dollar amount of the payments will depend on numerous factors including the amount applied to Annuity Payments, the type of Annuity and Annuity Payment Option you elected, the frequency of payments you elected, and possibly the age and sex of the Annuitant on the Maturity Date.

   MATURITY DATE. Initially, you select the Maturity Date at the time the application is completed. You may change the Maturity Date from time-to-time, by submitting a Request to us, provided that notice of each change is received by our EIA/VA Service Center at least 30 days prior to the then-current Maturity Date along with the written consent of any irrevocable Beneficiaries. The latest Maturity Date which may be elected for a Non-qualified Contract, unless we otherwise consent, is the annuitant's 85th birthday or the tenth Contract anniversary (whichever is later). For a Qualified Contract, the Maturity Date will be the date the Annuitant attains age 70 1/2, unless you demonstrate that the minimum required distribution under the Tax Code is being made. If you do not select a Maturity Date, the Maturity Date will be the Annuitant's 85th birthday (for a Non-qualified Contract) or the date the Annuitant attains age 70 1/2 (for a Qualified Contract).

   ELECTION OF ANNUITY PAYMENT OPTION. During your lifetime and that of the Annuitant and prior to the Maturity Date, you may choose an Annuity Payment Option. You may change the option, but a Request specifying a change of option and the written consent of any irrevocable Beneficiary must be received by our EIA/VA Service Center at least 30 days prior to the Maturity Date. If no election is made at least 30 days prior to the Maturity Date, Annuity Payments will be made as an annuity for the Annuitant's life with Annuity Payments guaranteed for 10 years. (See "Annuity Payment

                                       28
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   Options," below.) You may not change the Annuity Payment Option after the
   Maturity Date.


   TAXES. All or part of each Annuity Payment will be taxable. (See "Certain Federal Income Tax Consequences.") We may be required by state law to pay a Premium Tax on the amount applied to an Annuity Payment Option and we will deduct a charge for the amount of any such Premium Taxes.

-  ANNUITY PAYMENT OPTIONS

   The Contract provides four Annuity Payment Options which are described below. Three of these are offered as either a fixed annuity or a variable annuity (Option I is only available as a fixed annuity). You may elect a fixed annuity, a variable annuity, or a combination of both. If you elect a combination, you must specify what part of the Contract Value is to be applied to fixed and variable payments. Unless you specify otherwise, the Capital Developer Account Value will be used to provide a fixed annuity and the Separate Account Value will be used to provide a variable annuity. Any remaining balance in the DCA Fixed Account will be transferred to the JPVF Money Market Sub-account where it will be used to provide a variable annuity unless you specify otherwise. Variable Annuity Payments will be based on the Variable Sub-account(s) that you select, or on the allocation of the Separate Account Value among the Variable Sub-accounts.

   If the amount of the Annuity Payments will depend on the age of the Annuitant, we reserve the right to ask for satisfactory proof of the Annuitant's age. If Annuity Payments are contingent upon the survival of the Annuitant, we may require evidence satisfactory to us that such Annuitant is living. We may delay making Annuity Payments until satisfactory proof is received.

   On the Maturity Date, the sum of (i) the Capital Developer Account Value,
   (ii) the Separate Account Value, and (iii) any remaining balance in the DCA Fixed Account, plus or minus (iv) any MVA to the Capital Developer Account Value, minus (v) any applicable Surrender Charge, minus (vi) any Premium Tax payable by us and not previously deducted, will be applied to provide for Annuity Payments under the selected Annuity Payment Option.

   A fixed annuity provides for Annuity Payments which will remain constant pursuant to the terms of the Annuity Payment Option elected. The effect of choosing a fixed annuity is that the amount of each payment will be set on the Maturity Date and will not change. If a fixed annuity is selected, the Separate Account Value used to provide the fixed annuity will be transferred to the general assets of the Company, and may become subject to the claims of the Company's third party creditors. The Annuity Payments will be fixed in amount by the fixed annuity provisions selected and, for some options, the age of the Annuitant. The fixed Annuity Payment amounts are determined by applying the annuity purchase rate specified in the Contract to the portion of the Contract Value allocated to the Annuity Option that you select. However, if the Company's annuity purchase rates in effect on the Maturity Date would result in higher Annuity Payments, then those more favorable rates will be used.


   A variable annuity provides for payments that fluctuate or vary in dollar amount, based on the investment performance of your selected allocations to one or more Variable Sub-accounts. The variable annuity purchase rate tables in the Contract reflect an assumed interest rate of 3%, so if the actual net investment performance of the Variable Sub-account is less than this rate, then the dollar amount of the actual variable Annuity Payments will decrease. If the actual net investment performance of the Variable Sub-account is higher than this rate, then the dollar amount of the actual variable Annuity Payments will increase. If the net investment performance exactly equals the 3% rate, then the dollar amount of the actual variable Annuity Payments will remain constant. Accordingly, if you wish to seek to avoid risking a decrease in your Annuity Payments, during the Annuity Period you should consider selecting Sub-accounts that have lower investment risk. You should consult the Statement of Additional Information for more detailed information as to how we determine variable Annuity Payments.


   You may choose to receive Annuity Payments under any one of the Annuity Payment Options described below. Additionally, you may also elect to receive the Contract Value less any applicable Surrender Charge as of the Maturity Date in a lump sum payment.

   NOTE CAREFULLY: Under Annuity Payment Options II and III it would be possible for only one Annuity Payment to be made if the Annuitant(s) were to die before the due date of the second Annuity Payment; only two Annuity Payments if the Annuitant(s) were to die before the due date of the third Annuity Payment; and so forth.

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   The following Annuity Payment Options are available:

   ANNUITY PAYMENT OPTION I--Income for Specified Period (Available as a Fixed Annuity Only)--We make periodic payments for the period you have chosen. The specified period must be at least 5 years and cannot be more than 30 years.

   ANNUITY PAYMENT OPTION II--Life Income--We make payments for as long as the Annuitant lives with optional guaranteed periods (Life Income with Period Certain). If the Annuitant dies before we have made all of the guaranteed payments, we will pay the remaining guaranteed payments as provided below.

   ANNUITY PAYMENT OPTION III--(1) Joint and Last Survivor Life Income Payments--We make payments during the joint lifetime of two Annuitants, continuing in the same amount during the lifetime of the surviving Annuitant; or (2) Joint and 50% or 75% Survivor Annuity--Payments will be made during the joint lifetime of two Annuitants, continuing during the lifetime of the surviving Annuitant and will be computed on the basis of one-half or three-fourths of the Annuity Payment (or units) in effect during the joint lifetime.

   ANNUITY PAYMENT OPTION IV--Special Income Settlement Agreement--We will pay the proceeds in accordance with terms agreed upon in writing by you and us.

   During the Annuity Period, you may (whether or not you are the Annuitant), upon Request, transfer a portion of any Variable Sub-account to another Variable Sub-account within the Separate Account. (See "Transfers.") However, during the Annuity Period, no partial withdrawals or surrenders are permitted.

   A portion or the entire amount of the Annuity Payments may be taxable as ordinary income. If, at the time the Annuity Payments begin, we have not received a proper written election not to have federal income taxes withheld, we must by law withhold such taxes from the taxable portion of such Annuity Payments and remit that amount to the federal government. (See "Certain Federal Income Tax Consequences.")

   Except as otherwise agreed to by you and the Company, Annuity Payments will be payable monthly. If your Contract Value is less than $2,000 (or an amount that would provide monthly Annuity Payments of less than $20 under any Annuity Payment Option) on the Maturity Date, we will pay you a lump sum. We may require proof from the Payee of the Annuitant's survival as a condition of future payments.

   In some states, the Contracts offered by this Prospectus contain annuity tables that provide for different benefit payments to men and women of the same age. We will use these sex-distinct tables, where permitted, for Non-qualified Contracts and IRAs. We will use unisex tables for Qualified Contracts (other than IRAs). You may request a copy of these tables from us.

-  DEATH BENEFIT

   DEATH OF CONTRACT OWNER PRIOR TO MATURITY DATE. If you die before the Maturity Date, we will pay the Beneficiary a Death Benefit. The Death Benefit is payable upon our receipt of Due Proof of Death, as well as proof that the death occurred during the Accumulation Period. Upon our receipt of this proof and an election of a Death Benefit Option and return of the Contract, the Death Benefit generally will be payable after we have sufficient information to make the Death Benefit payment. If we do not receive an election by the Beneficiary to receive Annuity Payments as described below under "Payment of Death Benefit to Beneficiary" within 90 days following the date we receive Due Proof of Death, the Beneficiary will be deemed to have elected to receive the Death Benefit in the form of a single cash payment on such 90th day.

   The determination of the Death Benefit depends upon your Issue Age. If you die and your Issue Age is less than or equal to age 75, the amount of the Death Benefit is equal to the greatest of:

      (A) the sum of all premium payments less any "Adjusted Partial Withdrawals," with interest compounded at 4% per year through the earlier of (1) the date of your death or (2) the date you reach age 75;

      (B) the Contract Value as of the most recent fifth Contract Anniversary occurring while you were living and before your age 75, plus any premium payments and minus any "Adjusted Partial Withdrawals", as defined below, made since that Contract Anniversary; and

      (C) the Contract Value as of the date we have sufficient information to make the Death Benefit payment.

   For purposes of (A), above, the Death Benefit will be calculated as of the date of the Contract Owner's death but will never be greater than 200% of all premium payments, less any partial withdrawal.

   The "Adjusted Partial Withdrawal" amount for each partial withdrawal equals
   (a) times (b) where:

      (a) is the ratio of the amount of the partial withdrawal to the Contract Value on the date of (but immediately prior to) the partial withdrawal; and

      (b) is the Death Benefit on the date of (but immediately prior to) the partial withdrawal.

   If you die and your Issue Age is greater than age 75, the amount of the Death Benefit is equal to the Contract Value on the date we receive Due Proof of Death, election of a payment option, and return of the Contract.

   If you are deemed a non-natural person (i.e., a trust or corporation) under
   Section 72 of the Tax Code, the Death Benefit is payable upon the death of the primary Annuitant. The "primary Annuitant" is that individual whose life affects the timing or amount of Annuity Payments under the Contract. The Death Benefit in such situation is equal to the Contract Value on the date we have received Due Proof of Death of the primary Annuitant, election of a payment option, and return of the Contract.

   Payment of the Death Benefit will be in full settlement of our liability under the Contract, and the Contract will be cancelled on the date the Death Benefit is determined and paid.


   Death Benefit payments will be made in a lump sum or in accordance with your or the Beneficiary's election, as described below. The Beneficiary may elect to use the lump sum payment to establish an account through our retained asset program. This program allows the Beneficiary to write one or more checks up to the amount of Death Benefit proceeds credited to the account plus any applicable interest. The amount in the retained asset account will earn interest at the floating 13 week U.S. Treasury Bill rate, determined quarterly, from the date the claim is processed until the date the checks are cleared. We guarantee that the interest rate will never be less than an annual rate of 2%, compounded monthly. The Contract Value will be calculated as of the date we receive Due Proof of Death and all requirements necessary to make the payment at our EIA/VA Service Center. The Contract will end on such date.


   IRS REQUIRED DISTRIBUTION. Federal tax law requires that if you die before the Maturity Date, then the entire value of the Contract must generally be distributed within five years of the date of your death. Special rules may apply to your spouse. Other rules apply to Qualified Contracts. (See "Certain Federal Income Tax Consequences.")

   DEATH OF ANNUITANT PRIOR TO MATURITY DATE. If you are not the Annuitant and the Annuitant dies prior to the Maturity Date, you may name a new Annuitant. If no new Annuitant is named, you become the new Annuitant.

   If you are a non-natural person (i.e., a trust or corporation) for purposes of Tax Code Section 72, then the primary Annuitant's death will be treated as the death of the Contract Owner and will result in payment of the Contract Value. (No enhanced Death Benefit will apply.)

   DEATH OF ANNUITANT ON OR AFTER MATURITY DATE. If the Annuitant dies while there are remaining guaranteed Annuity Payments to be made, we will continue to make the remaining guaranteed Annuity Payments to only one of the following, in this order: (1) the named Payee, if any and if living, (2) the Contract Owner, if living, (3) the Beneficiary, if any and if living, and (4) the Contract Owner's estate. Annuity Payments will be paid at least as rapidly as under the Annuity Payment Option in effect at the time of death. However, the recipient of the remaining Annuity Payments can elect to accelerate payment of the remaining Annuity Payments. No amount will be payable to a Beneficiary under any Annuity Payment Option if the Annuitant dies after all guaranteed Annuity Payments have been made.

   DEATH OF CONTRACT OWNER ON OR AFTER MATURITY DATE. If you die after the Maturity Date and before the Annuitant, we will pay any remaining guaranteed Annuity Payments to only one of the following, in this order: (1) any named Payee, if living, (2) any joint Contract Owner, if living, (3) any Beneficiary, if living, (4) the deceased Contract Owner's estate. Annuity Payments will be paid at least as rapidly as under the Annuity Payment Option in effect at the time of death.

   CONTRACT OWNER'S SPOUSE AS BENEFICIARY. If you die and the Beneficiary is your surviving spouse, your spouse may choose not to receive the Death

   Benefit and may continue the Contract and become the Contract Owner. The excess, if any, of the Death Benefit over the Contract Value will be added to the Contract Value. In this situation, if you were also the Annuitant, your spouse will be the new Annuitant. If your spouse chooses to continue the Contract, no Death Benefit will be paid because of your death.

   PAYMENT OF DEATH BENEFIT TO BENEFICIARY. Instead of accepting the Death Benefit, the Beneficiary (after your death) can choose by Request to receive Annuity Payments based on his or her life expectancy. Payment under any payment option must be for the life of the Beneficiary or for a number of years that is not more than the life expectancy of the Beneficiary, at the time of your death (as determined for federal tax purposes), and must begin within one year of your death.

-  BENEFICIARY


   You may name more than one Beneficiary in the application. You may change a Beneficiary by sending a Request, signed by you, to our EIA/VA Service Center. When the EIA/VA Service Center records the change, it will take effect as of the date we received your Request at our EIA/VA Service Center. You may designate the amount or percentage of the Death Benefit that each Beneficiary receives, either in the application or by a Request, signed by you. If you do not make such a designation, the Death Benefit will be paid in equal shares to each Beneficiary. We will comply with all state and federal laws requiring notification of the change in Beneficiary.


   If you die and you have not named a Beneficiary, or your named Beneficiary predeceased you and you did not name a new Beneficiary, your estate will be the Beneficiary. If your Contract is owned by joint Contract Owners and one of the joint Contract Owners dies, the surviving joint Contract Owner will be the deemed Beneficiary. Joint Contract Owners are permitted only if they are spouses.

-  CHANGE OF CONTRACT OWNER


   You may change the Contract Owner while the Annuitant is alive by sending a Request to our EIA/VA Service Center. The change will be effective on the date we record the Request, but will be subject to any payment made or action taken by us before recording the change. When the change takes effect, all rights of ownership in the Contract will pass to the new Contract Owner. Changing the Contract Owner does not change the Annuitant or the Beneficiary. Changing the Contract Owner may have tax implications (See "Certain Federal Income Tax Consequences"). We will comply with all state and federal laws requiring notification of the change in Contract Owner. The Annuitant named in the application cannot be changed unless that Annuitant dies prior to the Maturity Date.


-  RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

   Section 36.105 of the Texas Educational Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a variable annuity contract issued under the ORP only upon: (1) termination of employment in the Texas public institutions of higher education; (2) retirement; or (3) death. Accordingly, if you are a participant in the ORP, you (or your estate if you have died) will be required to obtain a certificate of termination from the employer or a certificate of death before the Contract can be surrendered.

-  RESTRICTIONS UNDER QUALIFIED CONTRACTS

   Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified Contracts or under the terms of the plan in respect of which Qualified Contracts are issued.

-  RESTRICTIONS UNDER SECTION 403(B) PLANS

   Section 403(b) of the Tax Code provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. In accordance with the requirements of Section 403(b), any Contract used for a 403(b) plan will prohibit distributions of elective contributions and earnings on elective contributions except upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

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

   CHARGES AND DEDUCTIONS

   We will make certain charges and deductions under the Contract in order to compensate us for incurring expenses in distributing the Contract, bearing mortality and expense risks under the Contract, and administering the Separate Account and the Contracts. We may also deduct charges for transfers, Premium Taxes, and other federal, state or local taxes. In addition, certain deductions are made from the assets of the Portfolios for management fees and expenses.

-  SURRENDER CHARGE

   We incur expenses relating to the sale of Contracts, including commissions to registered representatives and other promotional expenses. The Surrender Charge, which is a contingent deferred sales charge, is intended to allow us to recoup these distribution expenses. In connection with a partial withdrawal, full surrender, annuitization within the first Contract Year, or selection of an Annuity Payment Option of less than five years during the first seven Contract Years, we will impose the Surrender Charge on the amount withdrawn or surrendered, net of any MVA and before any deductions for the Annual Administrative Fee or Premium Taxes. The Surrender Charge is calculated as a percentage of the Contract Value withdrawn, surrendered, or annuitized.

   The Surrender Charge schedule is as follows:

   Contract Year          1    2    3    4     5    6     7    8+
   Surrender Charge       6%   6%   6%   5%    4%   3%    2%   0%

   The Surrender Charge will not be applied under the following circumstances:

   1. If you cancel the Contract during the free look period.

   2. If you choose to annuitize the Contract after the first Contract Year and you choose an Annuity Payment Option of longer than five years.

   3. Payment of the Death Benefit.

   4. On any Free Surrender Amount. (See below.)

   5. To comply with the minimum distribution requirements of the Tax Code.

   6. If, after the Contract Date, you become confined to a hospital or a state-licensed inpatient nursing care facility ("nursing care facility") and meet all of the following conditions:

      (a) You were not confined to a nursing care facility at any time on or before the Contract Date;

      (b) You have been confined to a nursing care facility for at least 30 consecutive days;

      (c) It is medically necessary for you to be confined to the nursing care facility; and

      (d) You send us a Request for a surrender or partial withdrawal along with the Request for waiver of Surrender Charges while you are confined or within 90 days after your discharge from such facility.

   7. If you are diagnosed as suffering from an illness that reduces your life expectancy to 12 months or less from the date of diagnosis. We reserve the right to require, at our expense, a second opinion from a physician acceptable to both of us.

   We will tell you the amount of Surrender Charge that would be assessed upon a withdrawal or surrender upon request. More information about how the Surrender Charge is calculated for partial withdrawals and full surrenders is in Appendix I. We may waive or reduce the Surrender Charge for Contracts sold to certain groups. (See "Reduction in Charges for Certain Groups.")

   We anticipate that the Surrender Charge will not generate sufficient funds to pay the cost of distributing the Contracts. To the extent the Surrender Charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charge or fee described above, to make up any difference.

   We guarantee that the aggregate Surrender Charge will never exceed 8.5% of the total premium payments you pay under the Contract.

   Free Surrender Amount. You are entitled to withdraw up to 10% of the Contract Value each year without a Surrender Charge. This Free Surrender Amount is equal to 10% of the Contract Value as of the date of the withdrawal, less the sum of Free Surrender Amounts previously taken during the Contract Year, and will not be less than zero. Because the Contract Value may change from day to day, the Free Surrender Amount or any remaining portion thereof may increase or decrease on any day. Any cumulative amount surrendered or withdrawn in excess of the annual Free Surrender

   Amount during one of the first seven Contract Years is subject to the Surrender Charge, as applicable. Unused Free Surrender Amounts cannot be accumulated and carried from one Contract Year to the next. The Free Surrender Amount does not apply to amounts applied to an Annuity Payment Option.

-  MORTALITY AND EXPENSE RISK CHARGE

   We impose a daily charge as compensation for bearing certain mortality and expense risks in connection with the Contracts. This charge is 1.25% annually of the daily value of net assets in each Variable Sub-Account. The Mortality and Expense Risk Charge is reflected in the Accumulation Unit value or Annuity Unit value for each Variable Sub-account. The Mortality and Expense Risk Charge will not be deducted with respect to amounts held in the Capital Developer Account.

   Contract Values and Annuity Payments are not affected by changes in actual mortality experience nor by actual expenses incurred by the Company.

   The mortality risks we assume arise from our contractual obligations to make Annuity Payments. Thus, you are assured that neither the Annuitant's own longevity nor an unanticipated improvement in general life expectancy will adversely affect the Annuity Payments that you will receive under the Contract.

   We also bear substantial risk in connection with the Death Benefit. During the Accumulation Period, if your age is less than 75, we will pay a Death Benefit that could be greater than the Contract Value. Otherwise, the Death Benefit is based on the Contract Value. The Death Benefit is paid without imposition of a Surrender Charge or application of the MVA.

   The expense risk we assume is the risk that our actual expenses in administering the Contract and the Separate Account will exceed the amount we receive through the Annual Administrative Fee and the Administrative Expense Charge.

-  ADMINISTRATIVE EXPENSE CHARGE

   We deduct a daily charge equal to a percentage of the net assets in each Variable Sub-account for administering the Separate Account. The effective annual rate of this charge is 0.15% of the daily value of net assets in each Variable Sub-account. We guarantee that the amount of this charge will not increase. The Administrative Expense Charge does not apply to any amounts held in the Capital Developer Account.

-  ANNUAL ADMINISTRATIVE FEE

   In order to cover the cost of administering your Contract, we deduct an Annual Administrative Fee from the Contract Value of your Contract on the last day of each Contract Year and upon full surrender of the Contract. This Annual Administrative Fee is the lesser of $30 or 2% of Contract Value on the last day of the applicable Contract Year. We guarantee that this fee will not increase. We do not anticipate realizing any profit from this charge. The Annual Administrative Fee will be deducted pro rata from your allocation options in the same proportion that the amount of your Contract Value in each allocation option bears to your total Contract Value. We will waive the Annual Administrative Fee if, on the last day of that Contract Year, your Contract Value is $30,000 or greater or if 100% of your Contract Value is allocated to the Capital Developer Account. No Annual Administrative Fee is deducted after the Maturity Date.

   We may waive or reduce the Annual Administrative Fee for Contracts sold to certain groups. (See "Reduction in Charges for Certain Groups.")

-  TRANSFER CHARGE

   We may impose a fee equal to $10 for each transfer in excess of 15 during any Contract Year. Although we reserve the right to impose a $10 fee, we currently have no plans to do so.

-  PREMIUM TAXES

   We may be required to pay Premium Taxes in certain states. Depending upon applicable state law, we will deduct the Premium Taxes if we are required to pay them. This may occur, for example, at the time you pay a premium payment, surrender your Contract or make a partial withdrawal or when the Contract reaches the Maturity Date or a Death Benefit is paid. We may elect to defer the deduction of Premium Taxes that would otherwise be deducted from premium payments until a later time. Premium Taxes may range from 0% to 3.5% of premium payments or Contract Value. However, a state may change its premium tax rate in the future.

-  FEDERAL, STATE AND LOCAL TAXES

   No charges are currently imposed for federal, state, or local taxes other than state premium taxes. However, we reserve the right to deduct charges in the future for such taxes or other economic burden resulting from the application of any tax laws that we determine to be attributable to the Contracts.

-  OTHER EXPENSES INCLUDING INVESTMENT ADVISORY FEES

   You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Variable Sub-accounts to which you allocate your Contract Value. The net assets of each Portfolio will reflect deductions in connection with the investment advisory fees and other expenses.


   Certain of the Portfolio's advisers reimburse the Company for administrative costs incurred in connection with administering the Portfolios as variable funding options under the Contracts. The reimbursements, which are paid by the advisers and do not affect the expenses you pay, are separate from the expenses shown in the Portfolio Annual Expenses Table.


   For more information concerning the investment advisory fees and other charges against the Portfolios, see the prospectuses for the Portfolios, current copies of which accompany this Prospectus.

-  REDUCTION IN CHARGES FOR CERTAIN GROUPS

   The Company may reduce or eliminate the Annual Administrative Fee or Surrender Charge on Contracts that have been sold to (1) employees and sales representatives of the Company or its affiliates; (2) customers of the Company or distributors of the Contracts who are transferring existing contract values to a Contract; (3) individuals or groups of individuals when sales of the Contract result in savings of sales or administrative expenses; or (4) individuals or groups of individuals where premium payments are to be made through an approved group payment method and where the size and type of the group results in savings of administrative expenses.

   In no event will reduction or elimination of the Annual Administrative Fee or Surrender Charge be permitted where such reduction or elimination will be unfairly discriminatory to any person.

   CERTAIN FEDERAL INCOME TAX CONSEQENCES

   The following is a general description of Federal tax considerations relating to individual Contract Owners and individual beneficiaries of the Contract, and is based upon our understanding of the present Federal income tax laws as the Internal Revenue Service currently interprets them. No representation is made as to the likelihood of the continuation of the present Federal income tax laws or the current interpretations by the Internal Revenue Service (the "IRS"). This general discussion does not attempt to describe the tax treatment of the Contract under state or local tax laws.

   This general discussion also does not attempt to describe the tax treatment that will apply to:
   - foreign owners or beneficiaries
   - corporate owners or beneficiaries, or
   - trusts that are owners or beneficiaries.

   This discussion is not intended to be tax advice. Any person concerned about the tax implications of owning a Contract, or receiving distributions from the Contract, should consult a competent tax advisor before initiating any transaction.

   The Contract is issued by the separate account of the Company, which is taxed as a life insurance company under the Tax Code. Under existing Federal income tax laws, all investment income and realized and unrealized capital gains (and losses) automatically increase (or decrease) the Accumulation Unit Values of the Contract. If changes in the Federal tax laws, or changes in the IRS's interpretation of the tax laws, result in the Company being taxed on income or gains produced in the Separate Account, then we reserve the right to start imposing charges against any affected Contracts in order to provide for payment of those taxes.

   You may purchase a Non-qualified Contract or a Qualified Contract. A Contract is a Qualified Contract if purchased by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401, 403(b) (Tax-Sheltered Annuity), 408 (Traditional IRA), 408A (Roth IRA), or 457 of the

   Tax Code. Information regarding the tax treatment of a Traditional IRA or a Roth IRA is contained in a separate IRA Disclosure Statement available from the Company. The ultimate effect of Federal income taxes on amounts contributed to, held in, or received from a Qualified Contract depends on the type of retirement plan, the tax and employment status of the individual and/or his or her employer, the source of the contributions, and the reason for the distribution. Purchasers of Qualified Contracts should seek competent legal and tax advice regarding the suitability of the Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of the Contract. The following discussion assumes that a Qualified Contract is purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special Federal income tax treatment.

   If you purchase this Contract as a Non-qualified Contract, it is intended that the Contract will be owned and administered to satisfy the requirements of Sections 72 and 817(h) of the Tax Code. If you purchase this Contract as a Qualified Contract, it is intended that the Contract will be owned and administered to satisfy the requirements of the provisions of the Tax Code that apply to that type of Qualified Contract. The following discussion is based on the assumption that the Contract satisfies whichever Federal income tax rules apply to the Contract.

   At the time you pay the initial premium payment, you must specify whether a Non-qualified Contract or a Qualified Contract is being purchased. If your initial premium payment is derived from an exchange or surrender of another annuity contract, we may require that you provide us with information as to the Federal income tax status of the previous contract. We will require you to purchase separate Contracts if you desire to invest monies qualifying for different annuity tax treatment under the Tax Code. We will require the minimum initial premium payment on each Contract. Additional premium payments under your Contract must qualify for the same Federal income tax treatment as your initial premium payment under the Contract. We will not accept an additional premium payment under your Contract if the Federal income tax treatment of such premium payment would be different from that of your initial premium payment.

   The investments held for Non-qualified Contracts must be "adequately diversified" in accordance with the requirements of Section 817(h) and Treas. Regs. Section 1.817-5. The Company intends to, and will be responsible for, complying with these diversification rules. The IRS has stated in several published rulings (the "Investor Control Rulings") that if the owner of the Contract has such control or power over the investments held for the Contract, the owner of the Contract, and not the Separate Account, will be treated as the owner of the underlying assets. The Company believes that it is complying with the Investor Control Rulings so that the Company, and not the owner of the Contract, will be treated as the owner of the underlying assets. We reserve the right to amend or modify the Contract if necessary to comply with any IRS rules or regulations related to diversification or control over investments.

-  TAXATION OF ANNUITIES

   IN GENERAL. Section 72 of the Tax Code governs taxation of annuities in general. We believe that if you are an individual (a "natural" person under the tax rules), you will not be taxed on increases in the value of a Non-qualified Contract until a distribution occurs (e.g., partial withdrawals, surrenders, loan or assignment, pledge, gift, or the receipt of Annuity Payments under a payment option). Any change in ownership, assignment, pledge, or agreement to assign or pledge any portion of a Qualified Contract's value generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single lump sum payment or as an annuity) is taxable as ordinary income. Unlike direct investments in mutual funds, no amounts invested in a variable annuity will produce any capital gains or losses.

   If the owner of any Non-qualified Contract is not an individual or other "natural" person (e.g., a corporation or a certain type of trust), the owner generally must include in income any increase in the excess of the Contract's value over the "investment in the contract" (discussed below) during the taxable year. There are exceptions to this rule if the non-natural person holds the Contract as agent for a natural person. We reserve the right to not issue a Non-qualified Contract if it will not be owned by a natural person, or by a non-natural person as agent for a natural person.

   POSSIBLE CHANGES IN TAXATION. In past years, legislation has been proposed that would have adversely modified the Federal taxation of certain annuities. Although as of the date of this Prospectus Congress has not passed any legislation regarding the taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could apply to your Contract even though it was purchased prior to the change in the tax laws or rules.

   SURRENDERS AND PARTIAL WITHDRAWALS FROM QUALIFIED CONTRACTS. In the case of a full surrender or partial withdrawal under a Qualified Contract, under
   Section 72(e) of the Tax Code a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total account balance under the retirement plan. The "investment in the contract" generally equals the amount of any premium payments paid by or on behalf of any individual with after tax contributions. For certain Qualified Contracts the "investment in the contract" may be zero. As explained in the separate Disclosure Statement for Roth IRAs, special tax rules apply to distributions from Roth IRAs and Roth Conversion IRAs.

   SURRENDERS AND PARTIAL WITHDRAWALS FROM NON-QUALIFIED CONTRACTS. Full surrenders from Non-qualified Contracts are treated as taxable income to the extent that the amount received exceeds the "investment in the contract." Partial withdrawals from Non-qualified Contracts (including systematic withdrawals) are generally treated as taxable income to the extent that the Accumulation Value (before any Surrender Charges, and including any positive
   MVA) immediately before the partial withdrawal exceeds the "investment in the contract" at that time.

   ANNUITY PAYMENTS. If you elect to receive payments over a period of years, over your life expectancy, or over the life expectancies of yourself and another individual, part of each payment you receive will be a return of your "investment in the contract" and part of each payment will be taxable income. In general, the amount of each payment that is a return of your "investment in the contract" is calculated by dividing your total "investment in the contract" by the total number of expected payments. For example, if your "investment in the contract" is $6,000, and you elect to receive 60 monthly Annuity Payments, $100 of each payment will be a return of your "investment in the contract" and will not be subject to Federal income taxes
   ($6,000/60 = $100). If payments are being made over your life expectancy, or the joint life expectancy of you and your spouse, there are IRS tables which are used to determine how many Annuity Payments are expected to be made. After you have received the expected number of payments, you will have received tax-free your entire "investment in the contract." Any additional payments will be fully taxable. If you die before you have received your entire "investment in the contract" and there are no additional payments after you die, there is a special tax rule that allows a tax deduction for the unrecovered "investment in the contract" on your last income tax return. If some payments continue to your Beneficiary after your death, your Beneficiary can recover any remaining "investment in the contract" over the additional payments being made.

   PENALTY TAX. For Non-qualified Contracts and for most Qualified Contracts (there are special rules for Roth IRAs) there may be a 10% Federal penalty tax on any premature distributions. The 10% penalty applies only to the portion of the distribution that is treated as taxable income. In general, however, there is no penalty tax on distributions from a Qualified or a Non-qualified Contract:

   - made on or after the date on which you attain age 59 1/2;
   - made as a result of your death or disability;
   - received in substantially equal periodic payments as a life annuity or a joint and survivor annuity for the lives or life expectancies of you and a "designated beneficiary";
   - resulting from the direct rollover of the Contract into another qualified contract or individual retirement annuity;
   - allocable to investment in a Non-qualified Contract before August 14, 1982;
   - under a qualified funding asset (as defined in Tax Code Section 130(d));
   - under an immediate annuity (as defined in Tax Code Section 72(u)(4)); or
   - which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

   For distributions from Qualified Contracts, in addition to all of the above exceptions to the 10% penalty tax, the following additional exceptions to the penalty may apply on distributions made to:

   - an employee after separation from service after age 55 from a retirement plan other than an IRA;
   - pay certain uninsured medical expenses;
   - certain unemployed individuals to pay health insurance premiums;
   - pay for certain higher education expenses; or
   - a first-time home buyer ($10,000 lifetime limit).

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   DEATH BENEFIT PROCEEDS. The Tax Code requires that both Qualified and
   Non-qualified Contracts make certain distributions if the Contract Owner of the Contract dies. If you die before periodic Annuity Payments have started, the entire value of the annuity must either (i) be paid out, in full, within five years of your death, or (ii) Annuity Payments must start within one year of your death. If your surviving spouse is the Beneficiary of the Contract, your spouse has the option of continuing the Contract as if he or she had been the original Contract Owner. If you die after periodic Annuity Payments have started, payments must continue to be made under a method that will distribute the balance in the Contract at least as rapidly as the method being used prior to your death. A non-spousal beneficiary may not elect, or continue to use, a settlement option unless that settlement option will result in distributions that comply with the Tax Code. Amounts distributed because of the death of a Contract Owner are generally included in income under the same rules that apply to distributions to the Contract Owner. Annuities, unlike capital assets owned directly by an individual (e.g., real estate, stocks, bonds), do not receive a step-up in tax basis at the death of the Contract Owner. Therefore, the investment in the Contract is not affected by the Contract Owner's death.

   GIFTS AND OTHER TRANSFERS OR EXCHANGES OF THE CONTRACT. The gift or other transfer of ownership of a Contract may result in certain tax consequences to you, including the immediate taxation of the entire gain in the Contract. You should contact a competent tax advisor to discuss the potential tax effects of any gift, transfer or exchange of a Contract.

   MULTIPLE CONTRACTS. All non-qualified deferred annuity contracts that we or our affiliates issue to you during any calendar year are treated as one annuity contract for purposes of determining the amount of income produced by a distribution from one or more of the annuity contracts. The Treasury Department may issue regulations to prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise, or to treat the combination purchase of separate immediate and deferred annuity contracts as a single annuity contract. You should consult with a competent tax advisor before purchasing more than one annuity contract in a calendar year.

   WITHHOLDING. Pension and annuity distributions generally are subject to withholding for the recipient's Federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. If you have provided the Company with your taxpayer identification number (i.e., your Social Security number), you may elect not to have tax withheld from most distributions. Withholding is mandatory for certain distributions from certain types of Qualified Contracts.

   OTHER TAX CONSEQUENCES. As noted above, this discussion of the Federal income tax consequences under the Contract is not intended to cover every possible situation. The Federal income tax consequences discussed in this Prospectus reflect our understanding of current law, and the law may change. Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under the Contract depend on your individual circumstances or those of the recipient of the distribution. You should consult a competent tax advisor for further information.

-  QUALIFIED PLANS

   The Contract may be used with several types of qualified plans. Under the Tax Code, qualified plans generally enjoy tax-deferred accumulation of amounts invested in the plan. Therefore, in considering whether or not to purchase a Contract in a qualified plan, you should only consider the Contract's other features, including the availability of lifetime Annuity Payments and death benefit protection.

   No attempt is made to provide detailed information about the use of the Contract with the various types of qualified plans. Contract Owners, Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Contracts may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Contract Owners, Participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. The following are brief descriptions of the various types of qualified plans in connection with which we may issue the Contract. Contracts for all types of qualified plans may not be available in all states. When issued in connection with a qualified plan, the Contract will be amended as necessary to conform to the requirements of the Tax Code.

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   QUALIFIED PENSION AND PROFIT SHARING PLANS. Sections 401(a) of the Tax Code
   permits corporate employers to establish various types of retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10," permits self-employed individuals to establish qualified plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if the Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. If you are considering the purchase of a Contract for use with such a plan, you should seek competent advice regarding the suitability of the proposed plan documents and the Contract to your specific needs.

   INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Tax Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (hereinafter referred to as "Traditional IRA"). Traditional IRAs are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. Also, distributions from certain other types of qualified plans may be "rolled over" on a tax-deferred basis into a Traditional IRA. The sale of a Contract for use with a Traditional IRA is subject to special disclosure requirements of the IRS. Purchasers of a Contract for use with Traditional IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within seven days of the earlier of the establishment of the Traditional IRA or their purchase. You should seek competent advice as to the suitability of the Contract for use with Traditional IRAs. The Internal Revenue Service has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with Traditional IRA qualification requirements.

   Section 408A of the Tax Code permits eligible individuals to contribute to a Roth IRA. Purchasers of a Contract for use with Roth IRAs will be provided with supplemental information required by the IRS or other appropriate agency. Such purchasers will have the right to revoke their purchase within seven days of the earlier of the establishment of the Roth IRA or their purchase. You should seek competent advice as to the suitability of the Contract for use with Roth IRAs. The Internal Revenue Service has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with Roth IRA qualification requirements.

   TAX-SHELTERED ANNUITIES. Section 403(b) of the Tax Code permits public school employees and employees of certain types of religious, charitable, educational, and scientific organizations specified in Section 501(c)(3) of the Tax Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of premiums from gross income for tax purposes. However, these payments may be subject to FICA (Social Security) taxes. These annuity contracts are commonly referred to as "Tax-Sheltered Annuities."

   Subject to certain exceptions, withdrawals under Tax-Sheltered Annuities which are attributable to contributions made pursuant to salary reduction agreements are prohibited unless made:

   - after you attain age 59 1/2,
   - after your separation from service,
   - because of your death or disability, or
   - for an amount not greater than the total of such contributions in the case of hardship.

   SECTION 457 DEFERRED COMPENSATION PLANS ("SECTION 457 PLANS"). Under Section 457 of the Tax Code, employees of (and independent contractors who perform services for) certain state and local governmental units or certain tax-exempt employers may participate in a Section 457 Plan of their employer allowing them to defer part of their salary or other compensation. The amount deferred and any income on such amount will not be taxable until paid or otherwise made available to the employee. The maximum amount that can be deferred under a Section 457 Plan in any tax year is ordinarily one-third of the employee's includable compensation, up to $7,500. Includable compensation means earnings for services rendered to the employer which is includable in the employee's gross income, but excluding any contributions under the
   Section 457 Plan or a Tax-Sheltered Annuity. During the last three years before an individual attains normal retirement age, additional "catch-up" deferrals are permitted.

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   The deferred amounts will be used by the employer to purchase the Contract.
   The Contract will be issued to a trust set up by a governmental employer, or by other tax-exempt employer. For Section 457 plans established by non-governmental employers, all Accumulation Values will be subject to the claims of the employer's creditors. The employee has no rights or vested interest in the Contract and is only entitled to payment in accordance with the Section 457 Plan provisions. The plans may permit participants to specify the form of investment for their deferred compensation account. For Section 457 plans established by governmental employers, all assets of the plan must be held in trust for the exclusive benefit of the participants. For Section 457 plans established by non-governmental employers, the employer has the right to withdraw amounts from the plan for purposes unrelated to the Section 457 plan. Present Federal income tax law does not allow tax-free transfers or rollovers for amounts accumulated in a Section 457 Plan, except for transfers to other Section 457 Plans in certain limited cases. If you are considering the purchase of a Contract for use with such a plan, you should seek competent advice regarding the suitability of the proposed plan documents and the Contract to your specific needs.

   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

   Jefferson Pilot Financial Insurance Company is a stock life insurance company chartered in 1903 in Tennessee, redomesticated to New Hampshire in 1991, and redomesticated to Nebraska effective June 12, 2000. The Company is a wholly-owned subsidiary of Jefferson-Pilot Corporation, a North Carolina corporation. The principal offices of Jefferson-Pilot Corporation are located at 100 North Greene Street, Greensboro, North Carolina 27401; its telephone number is 336-691-3000. Our service center is located at One Granite Place, Concord, New Hampshire 03301 and our telephone number is 800-258-3648, ext. 5394.

   We are licensed to do life insurance business in forty-nine states of the United States, the District of Columbia, Puerto Rico, the U.S. Virgin Islands, Guam, and the Commonwealth of the Northern Mariana Islands.


   At December 31, 2001, the Company, its subsidiaries and predecessors, had total assets of $15.9 billion and had approximately $173.8 billion of insurance in force, while total assets of Jefferson-Pilot Corporation and its subsidiaries (including the Company) were approximately $29 billion.


   The Company offers individual life insurance and annuities and non-medical group insurance products. We are subject to Nebraska laws governing insurance.

-  THE SEPARATE ACCOUNT

   The JPF Variable Annuity Separate Account II of Jefferson Pilot Financial Insurance Company (the "Separate Account") was established by Alexander Hamilton Life, a former affiliate of the Company, as a separate investment account under the laws of the State of Michigan on January 24, 1994. On August 1, 2000, Alexander Hamilton Life, together with the Separate Account, was merged into the Company. The Separate Account survived the merger intact.

   The Company owns the assets of the Separate Account. The Separate Account will not be charged with liabilities arising out of our other separate accounts or out of any of our other business unless the liabilities have a specific and determinable relation to or dependence upon the Separate Account. We reserve the right to transfer assets of the Separate Account in excess of the reserves and other Contract liabilities with respect to the Separate Account to our general account. The income, if any, and gains or losses realized or unrealized on each Variable Sub-account are credited to or charged against that Variable Sub-account without regard to our other income, gains or losses. Therefore, the investment performance of any Variable Sub-account should be entirely independent of the investment performance of our general account assets or any of our other separate accounts.

   DISTRIBUTOR OF THE CONTRACTS

   Jefferson Pilot Variable Corporation (formerly Jefferson-Pilot Investor Services, Inc.) is the principal underwriter of the Contracts. Jefferson Pilot Variable Corporation will enter into one or

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   more contracts with various broker-dealers for the distribution of the
   Contracts. Commissions paid on Contract sales may vary, but we estimate that total commissions paid on all Contract sales will not exceed 6.75% of all premium payments. In certain circumstances, commissions may be paid in installments over time. Jefferson Pilot Variable Corporation, a wholly owned subsidiary of Jefferson-Pilot Corporation, is a member of the NASD. Its mailing address is One Granite Place, Concord, NH 03301. There may be other underwriters in the future.

   In addition to the payment of commissions, we may from time to time pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell variable annuity contracts. In some instances, such other cash incentives may be offered only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of variable annuity contracts. Our payment of promotional incentives is subject to applicable state insurance law and regulation.

   VOTING RIGHTS

   There are no voting rights associated with the Capital Developer Account
   Value.

   With respect to the Separate Account Value, we are the "shareholder" of the Portfolios and as such, we have certain voting rights. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub-accounts to which you have allocated your Contract Value. Under current law, however, and prior to the Maturity Date, you are entitled to give us instructions on how to vote those shares on certain matters. We will notify when your instructions are needed. We will also provide proxy materials or other information to assist you in understanding the matters being voted on. We will determine the number of shares for which you may give voting instructions as of the record date set by the relevant Portfolio holding the shareholder meeting. The number of votes that you have the right to instruct will be calculated separately for each Variable Sub-account. The number of votes that you have the right to instruct for a particular Variable Sub-account will be determined by dividing your Contract Value in the Variable Sub-account by the net asset value per share of the corresponding Portfolio in which the Variable Sub-account invests. Fractional shares will be counted.

   After the Maturity Date, the person receiving Annuity Payments has the voting interest, and the number of votes decreases as Annuity Payments are made and as the reserves for the Contract decrease. The person's number of votes will be determined by dividing the reserve for the Contract allocated to the applicable Variable Sub-account by the net asset value per share of the corresponding Portfolio. Fractional shares will be counted.

   If you send us written voting instructions, we will follow your instructions in voting the Portfolio shares attributable to your Contract. If you do not send us written instructions, we will vote the shares attributable to your Contract in the same proportions as we vote the shares for which we have received instructions from other Contract Owners. We or our affiliates may vote shares in which you or other persons entitled to vote have no beneficial interest in our sole discretion.

   We reserve the right to restrict or eliminate any of your voting rights when we are permitted by law to do so.

   The above description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote Portfolio shares without obtaining voting instructions from our Contract Owners and we may elect to do so.

   ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT

-  ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

   We reserve the right to transfer assets of the Separate Account, which we determine to be associated with the class of policies to which the Contract belongs, to another separate account. If this type of transfer is made, the term "Separate Account," as used herein, shall then mean the separate account to which the assets were transferred.

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   We further reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Separate Account or that the Separate Account may purchase. If the shares of a Portfolio are no longer available for investment or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Separate Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another Portfolio or of another registered open-end management investment company. We will not substitute any shares attributable to a Contract's interest in a Variable Sub-account of the Separate Account without notice and prior approval of the SEC and state insurance authorities, if required by law.

   We also reserve the right to establish additional Variable Sub-accounts of the Separate Account, each of which would invest in shares corresponding to a new investment portfolio of the existing Funds or in shares of another investment company. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new Variable Sub-accounts, eliminate one or more Variable Sub-accounts, or combine Variable Sub-accounts if marketing needs, tax considerations or investment conditions warrant. Any new Variable Sub-accounts may be made available to existing Contract Owners on a basis to be determined by the Company.

   If any of these substitutions or changes is made, we may by appropriate endorsement change the Contract to reflect the substitution or change. If we deem it to be in the best interest of Contract Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Separate Account may be operated as a management investment company under the 1940 Act; it may be deregistered under the 1940 Act if registration is no longer required; or it may be combined with other separate accounts of the Company. Further, we reserve the right, when permitted by law, to manage the Separate Account under the direction of a committee at any time. We will notify you of our intent to exercise any such reserved rights with respect to the Separate Account. You will have thirty-one (31) days after you receive any such notification to accept or reject the change(s) described therein. If you choose not to accept such change(s), you may request to cancel your Contract and receive the Surrender Value.

-  PERFORMANCE DATA

   From time-to-time we may use the yield of the JPVF Money Market Variable Sub-account and total returns of other Variable Sub-accounts in advertisements and sales literature. Performance data is not intended to and does not indicate future performance.

   JPVF MONEY MARKET VARIABLE SUB-ACCOUNT YIELD. The yield of the JPVF Money Market Variable Sub-account refers to the annualized income generated by an investment in that Variable Sub-account over a specified seven-day period. The yield is "annualized" by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of that investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in that Variable Sub-account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

   OTHER VARIABLE SUB-ACCOUNT YIELD. We may from time-to-time advertise or disclose the current annualized yield of one or more of the Variable Sub-accounts of the Separate Account (except the JPVF Money Market Variable Sub-account) for 30-day periods. The annualized yield of a Variable Sub-account refers to income generated by the Variable Sub-account over a specific 30-day period. Because the yield is annualized, the yield generated by a Variable Sub-account during the 30-day period is assumed to be generated each 30-day period over a 12-month period.

   The yield is computed by: (i) dividing the net investment income of the Variable Sub-account less Variable Sub-account expenses for the period, by
   (ii) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period, (iii) compounding that yield for a 6-month period, and (iv) multiplying that result by 2. Expenses attributable to the Variable Sub-account include (i) the Annual Administrative Fee, (ii) the Mortality and Expense Risk Charge and
   (iii) the Administrative Expense Charge.

   Because of the charges and deductions imposed by the Separate Account, the yield for a Variable Sub-account of the Separate Account will be lower than the yield for its corresponding Portfolio. The yield calculations do not reflect the effect of any Surrender Charge or Premium Taxes that may be applicable to a particular Contract. The yield on amounts held in the Variable Sub-accounts of the Separate Account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Variable Sub-account's actual yield is

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   affected by the types and quality of its investments and its operating expenses.

   TOTAL RETURN. Total returns for the Sub-accounts may be calculated pursuant to a standardized formula or in non-standardized manners. The standardized total return of the Variable Sub-accounts refers to return quotations assuming an investment has been held in the Variable Sub-account for various periods of time including, but not limited to, one year, five years, and ten years (if the Variable Sub-account has been in operation for those periods), and a period measured from the date the Variable Sub-account commenced operations. The total return quotations will represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Accordingly, the total return quotations will reflect not only income but also changes in principal value (that is, changes in the Accumulation Unit values), whereas the yield figures will only reflect income. In addition, the standardized total return quotations will reflect the Surrender Charge imposed on partial withdrawals and full surrenders, but the standardized yield figures will not.

   In addition, we may from time-to-time also disclose total return in non-standard formats and cumulative total return for the Variable Sub-accounts. The non-standard average annual total return and cumulative total return would not reflect the Surrender Charge, which if reflected would lower the performance figures for periods of less than seven years.

   We may from time-to-time also disclose standard total returns and non-standard total returns for the Variable Sub-accounts based on or covering periods of time other than those indicated above. All non-standard performance data will only be disclosed if the standard total return is also disclosed. For additional information regarding the calculation of performance data, please refer to the Statement of Additional Information.

   PERFORMANCE COMPARISONS. From time-to-time, in advertisements, sales literature, or in reports to you, we may compare the performance of the Variable Sub-accounts to that of other variable accounts or investment vehicles with similar investment objectives or to relevant indices published by recognized mutual fund or variable annuity statistical rating services or publications of general variable annuity statistical rating services or publications of general interest such as Forbes or Money magazines. For example, a Variable Sub-account's performance might be compared to that of other accounts or investments with a similar investment objective as compiled by Lipper Analytical Services, Inc., VARDs, Morningstar, Inc., or by others. In addition, a Variable Sub-account's performance might be compared to that of recognized stock market indicators including, but not limited to, the Standard & Poor's 500 Stock Index (which is a group of unmanaged securities widely regarded by investors as representative of the stock market in general) and the Dow Jones Industrial Average (which is a price-weighted average of 30 large, well-known industrial stocks that are generally the leaders in their industry). Performance comparisons should not be considered representative of the future performance of a Variable Sub-account.

   GENERAL. Performance data may also be calculated for shorter or longer base periods. The Separate Account may use various base periods as may be deemed necessary or appropriate to provide investors with the most informative performance data information, depending on the then-current market conditions.

   Performance will vary from time-to-time, and historical results will not be representative of future performance. Performance information may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. A Portfolio's total returns should not be expected to be the same as the returns of other portfolios, whether or not both funds have the same portfolio managers and/or similar names. Current yield is not fixed and varies with changes in investment income and Accumulation Unit values. The JPVF Money Market Variable Sub-account yield will be affected if it experiences a net inflow of new money which it invests at interest rates different from those being earned on its then-current investments. An investor's principal in a Variable Sub-account and a Variable Sub-account's return are not guaranteed and will fluctuate according to market conditions. Also, as noted above, advertised performance data figures will be historical figures for a Contract during the Accumulation Period.

-  COMPANY RATINGS

   We may from time-to-time publish (in advertisements, sales literature and reports to you) the ratings and

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   other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's, and Fitch. The purpose of the ratings is to reflect our financial strength and/or claims-paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect A.M. Best Company's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, our claims-paying ability as measured by Standard and Poor's Insurance Ratings Services or Fitch may be referred to in such advertisements, sales literature, or reports. These ratings are opinions regarding our financial capacity to meet the obligations of our insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

GENERAL CONTRACT PROVISIONS

-  ENTIRE CONTRACT

   The entire contract consists of the Contract, any attached riders and endorsements, and the attached copy of the application. Only our President, or one of our Executive Vice Presidents may change the Contract. The change must be in writing. No agent is authorized to change the Contract or to change or waive any provision of the Contract.

-  RELIANCE ON INFORMATION PROVIDED IN APPLICATION

   In issuing the Contract, we will rely on the statements made in the application. We deem all such statements to be representations and not warranties. We assume that these statements are true and complete to the best of the knowledge and belief of those who made them. We will not use any statement made in connection with the application to void the Contract unless that statement is a material misrepresentation and is part of the application.

-  VARIATIONS IN CONTRACT PROVISIONS

   Certain provisions of your Contract may vary from the descriptions in this Prospectus in order to comply with different state laws. Any such variations will be included in your Contract or in riders or endorsements to your Contract.

-  THE COMPANY'S ABILITY TO CONTEST THE CONTRACT

   We will not contest the Contract from the Contract Date.

-  MEASUREMENT OF DATES

   Contract Years, Quarters, Months, and Anniversaries are measured from the Contract Date, except where otherwise specified.

-  CALCULATION OF AGE

   References in the Contract to a person's age on any date refer to his or her age on that person's last birthday.

-  MISSTATEMENT OF AGE

   If the age of the Annuitant has been misstated, any amount payable under the Contract will be what would have been purchased at the correct age. If payments were made based on incorrect age, we will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 6.0% per year, from the date of the wrong payment to the date the adjustment is made.

-  ASSIGNMENT OF THE CONTRACT

   While the Annuitant is living, and except for Qualified Contracts, you may assign the Contract or any interest you have in it. Any irrevocable Beneficiary must agree to the assignment. If there is a joint Contract Owner, the joint Contract Owner must agree to any assignment. Your interest, and anyone else's, will then be subject to that assignment. As Contract Owner, you still have the rights of ownership that you have not assigned.

   An assignee cannot change the Contract Owner, Annuitant or Beneficiary, and may not elect an alternative payment option. Any amount payable to the assignee will be made in one lump sum.


   To assign the Contract, you must provide us with a copy of the assignment. We are not bound by an assignment unless we receive written notice at our EIA/VA Service Center. We are not responsible for the validity of any assignment. An assignment will be subject to any payment previously made by us or any other action we may take before recording the assignment.


   State law such as those governing marital property may affect your ability to encumber the Contract.

-  NONPARTICIPATING

   The Contract is nonparticipating and will not share in any surplus earnings of the Company. No dividends are payable on the Contract.

-  NON-BUSINESS DAYS

   If the due date for any activity required by the Contract falls on a non-business day for the Company, performance will be rendered on the first business day following the due date.

-  REGULATORY REQUIREMENTS

   All interest guarantees, surrender benefits, and amounts payable at death will not be less than the minimum benefits approved under the laws and regulations of the state in which the Contract is delivered.

   We will administer the Contract in accordance with the U.S. tax laws and regulations in order to retain its status as an annuity contract.

   The Contract is deemed to include all state and federal laws that apply.

   LEGAL PROCEEDINGS

   We are not involved in any litigation that is of material importance in relation to our general account assets. In addition, there are no legal proceedings to which the Separate Account is a party.

   AVAILABLE INFORMATION

   We have filed a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933 relating to the Contracts offered by this Prospectus. This Prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement. Reference is hereby made to such Registration Statement for further information relating to the Company and the Contracts. The Registration Statement may be inspected and copied at the public reference facilities of the SEC at Room 1024, 450 Fifth Street, N.W, Washington, D.C. 20549. Copies of such materials also can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W, Washington, D.C. 20549, (telephone no. 202-942-8090), at prescribed rates or may be found at the SEC's Web Site at http://www.sec.gov.

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information is available (at no cost) which contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that Statement:

-  TABLE OF CONTENTS

                                                                              PAGE
                                                                              ----
   Jefferson Pilot Financial Insurance Company                                 3
   More Information About the Contract                                         4
   Determination of Variable Sub-account Accumulation Unit Values              4
   Calculation of Annuity Unit Value                                           5
   Annuity Period Transfer Formulas                                            6
   Administration                                                              7
   Records and Reports                                                         7
   Custody of Assets                                                           7
   Administrator                                                               7
   Principal Underwriter                                                       7
      Performance Data and Calculations                                        8
      Money Market Variable Sub-account Yields                                 8
      Other Variable Sub-account Yield                                         8
      Variable Sub-account Total Return Calculations: Standardized            10
      Other Performance Data: Non-Standardized                                11
   Other Information                                                          14
   Legal Matters                                                              14
   Other Information                                                          14
   Experts                                                                    15
   Financial Statements                                                       15

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

   APPENDIX i

-  SURRENDER CHARGE CALCULATION

   A Surrender Charge, which will not exceed 8.5% of total premium payments paid, is deducted from the Contract Value upon partial withdrawal or full surrender of the Contract, unless certain conditions apply. (See "Surrender Charge," p. 30.)

   The Surrender Charge is calculated as follows:

      (S-FREE) x X% = SC, but not less than zero.

   Where:

      (S) is the gross surrender or partial withdrawal amount.

      (FREE) is the 10% Free Surrender Amount (net of any other applicable withdrawals that may have been taken and applied toward the current Contract
   Year).

      (SC) is the Surrender Charge amount.

      (X) is the following Surrender Charge percentage:

               CONTRACT
                 YEAR                  PERCENTAGE
                 ----                  ----------
                   1                        6%
                   2                        6%
                   3                        6%
                   4                        5%
                   5                        4%
                   6                        3%
                   7                        2%
                   8                        0%

EXAMPLE:

Assume a Contract Value of $50,000 at the end of the third Contract Year. Also assume that no MVA has been taken and no previous partial withdrawals were made.

1) If there is a full surrender at the end of the third Contract Year: Surrender Charge = ($50,000-$5,000) x .06 = $2,700.00

Thus, the surrender proceeds would be $50,000-$2,700.00 = $47,300.00. Premium Taxes may also be applicable. NOTE: The Annual Administrative Fee ($30) applies to full surrenders only when Contract Value is less than $30,000.

2) If there is a partial surrender of $10,000 at the end of the third Contract
   Year: Surrender Charge = ($10,000-$5,000) x .06 = $300.00

Thus, the Contract Value would be reduced by $10,000 and you would receive $9,700. Premium Taxes may also be applicable.

     [THIS PAGE INTENTIONALLY LEFT BLANK]

   APPENDIX ii

-  MARKET VALUE ADJUSTMENT

   The formula which will be used to determine the MVA is:

                [[(1+I)/(1+J+.004)] TO THE POWER OF (N/12) -1] x A

   NOTE: The MVA will be limited so that it does not reduce the return on each Interest Rate Guarantee Period of the Capital Developer Account below 3.0% per year.

   I = The Guaranteed Interest Rate in effect for the current Interest Rate Guarantee Period (expressed as a decimal, (e.g., 1% = .01).)

   J = The Current U.S. Treasury Bill, Note or Bond rate (as quoted by the Wall Street Journal and expressed as a decimal (e.g., 1% = .01)) in effect for the period most closely approximating the time remaining in the current Interest Rate Guarantee Period (Fractional years will be rounded to the nearest month and the interest rate will be calculated using interpolation). If the period is less than 1 year then the Company will use the 1 year Treasury Bill rate.

   N = The number of complete months from the surrender or partial withdrawal to the end of the current Interest Rate Guarantee Period.

   A = The amount surrendered, withdrawn or transferred.

   The ".004" in the formula is a factor designed to cover anticipated costs of liquidating investments. Thus, the Guaranteed Interest Rate ("I") must be at least 0.4% higher than the Treasury Rate ("J") for there to be a positive MVA. If I is lower than J or higher but less than 0.4% higher, the MVA is negative.

   EXAMPLES OF MARKET VALUE ADJUSTMENT

   Assume an Account Value of $50,000 in a seven year Interest Rate Guarantee Period with a Guaranteed Interest Rate of 6%, and an original payment of $43,000 at the beginning of the current Interest Rate Guarantee Period.

   1) If there is a full surrender at the beginning of the fourth Contract Year with four years remaining in the Interest Rate Guarantee Period:

      (a) if the current rate for a four-year Treasury Note is 5%:

     MVA = $50,000 x [(1.06/1.054) TO THE POWER OF (48/12) -1] = $1,148.28

         Free Surrender Amount = ($51,148.28 x .10) = $5,114.83

         Surrender Charge = ($51,148.28-$5,114.83) x .05 = $2,301.67

         Thus, the surrender proceeds = $51,148.28-$2,301.67 = $48,846.61 - any applicable Premium Taxes;

      (b) if the current rate for a four-year Treasury Note is 7%:

     MVA = $50,000 x [(1.06/1.074) TO THE POWER OF (48/12) -1] = -$2,556.54

         Minimum MVA with 3% guaranteed return = $43,000 x (1.03)TO THE POWER OF 3 - $50,000 = -$3,012.74 Since -$2,556.54 is greater than
         -$3,012.74, the actual MVA is -$2,556.54

         Free Surrender Amount = ($47,443.46 x .10) = $4,744.35

         Surrender Charge = ($47,443.46-$4,744.35) x .05 = $2,134.96

         Thus, the surrender proceeds = $47,443.46-$2,134.96 = $45,308.50 -
         any applicable Premium Taxes

   2) If there is a full surrender at the beginning of the tenth Policy Year (thus, no Surrender Charge applies) with three years remaining in the Interest Rate Guarantee Period:

      (a) if the current rate for a three-year Treasury Note is 5%:

          MVA = $50,000 x [(1.06/1.054) TO THE POWER OF (36/12) -1] = -$858.76

            Surrender Charge = 0
            Thus, the surrender proceeds = $50,000 + $858.76 = $50,858.76 - any applicable Premium Taxes;

      (b) if the current rate for a three-year Treasury Note is 7%:

      MVA = $50,000 x [(1.06/1.07) TO THE POWER OF (36/12) -1] = -$1,929.93

         Minimum MVA with 3% guaranteed return = $43,000 x (1.03)TO THE POWER OF 4 - $50,000 = -$1,603.12

            Since -$1,603.12 is greater than -$1,929.93, the actual MVA is -$1,603.12

            Surrender Charge = 0
            Thus, the surrender proceeds = $50,000-$1,603.12 = $48,396.88 - any applicable Premium Taxes

   3) If there is a partial withdrawal of $10,000 at the beginning of the fourth Contract Year with four years remaining in the Interest Rate Guarantee
      Period:

      (a) if the current rate for a four-year Treasury Note is 5%:

          MVA = $10,000 x [(1.06/1.054) TO THE POWER OF (48/12) -1] = -$229.66

            Free Surrender Amount = $50,229.66 x .10 = $5,022.97

            Surrender Charge = $10,000 - $5,022.97 x .05 = $248.85

            Thus, the surrender proceeds = $10,000 + $229.66 - $248.85 =
            $9,980.81 - any applicable Premium Taxes;

      (b) if the current rate for a four-year Treasury Note is 7%:

          MVA = $10,000 x [(1.06/1.054) TO THE POWER OF (48/12) -1] = -$511.31

            Minimum MVA with 3% guaranteed return = $43,000 x (1.03)TO THE POWER OF 3 - $50,000 = -$3,012.74 Since -$511.31 is greater than
            -$3,012.74, the actual MVA is -$511.31

            Free Surrender Amount = $49,488.69 x .10 = $4,948.87

            Surrender Charge = ($10,000-$4,948.87) x .05 = $252.56

            Thus, the surrender proceeds = $10,000-$511.31-$252.56 = $9,236.13 -
            any applicable Premium Taxes.

   4) If there is a partial surrender of $10,000 at the beginning of the tenth Contract Year (thus no Surrender Charge applies) with three years remaining in the Interest Rate Guarantee Period:

      (a) if the current rate for a three-year Treasury Note is 5%:

          MVA = $10,000 x [(1.06/1.054) TO THE POWER OF (36/12) -1] = -$171.75

            Surrender Charge = 0
            Thus, the withdrawal proceeds = $10,000 + $171.75 = $10,171.75 - any applicable Premium Taxes;

      (b) if the current rate for a three-year Treasury Note is 7%:

          MVA = $10,000 x [(1.06/1.074) TO THE POWER OF(36/12) -1] = -$385.99

            Minimum MVA with 3% guaranteed return = $43,000 x (1.03)TO THE POWER OF 4 - $50,000 = -$1,603.12

            Since -$385.99 is greater than -$1,603.12, the actual MVA is -$385.99

            Surrender Charge = 0

            Thus, the withdrawal proceeds = $10,000 - $385.99 = $9,614.01 - any applicable Premium Taxes.

                    JPF VARIABLE ANNUITY SEPARATE ACCOUNT II

                                   Offered by

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                                 Service Center:
                                One Granite Place
                                  P.O. Box 515
                        Concord, New Hampshire 03306-0515

                       STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information expands upon certain subjects discussed in the current Prospectus for the Allegiance Variable Annuity Contract (the "Contract") offered by Jefferson Pilot Financial Insurance Company. You may obtain a copy of the Prospectus dated May 1, 2002 by calling
1-800-258-3648, Ext. 5394, or by writing to the Company at its EIA/VA
Service Center, One Granite Place, P.O. Box 515, Concord, New Hampshire 03302-0515. Terms used in the current Prospectus for the Contract are incorporated in this Statement.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the prospectuses for the Contract and the underlying funds.

                             Dated: May 1, 2002

                                TABLE OF CONTENTS

                                                                            Page

Jefferson Pilot Financial Insurance Company .............................    3
More Information About the Contract .....................................    4
Determination of Variable Sub-account Accumulation Unit Values ..........    4
Calculation of Annuity Unit Value .......................................    5
Annuity Period Transfer Formulas ........................................    6
Administration ..........................................................    7
Records and Reports .....................................................    7
Custody of Assets .......................................................    7
Administrator ...........................................................    7
Principal Underwriter ...................................................    7
Performance Data and Calculations .......................................    8
   Money Market Variable Sub-account Yield ..............................    8
   Other Variable Sub-account Yields ....................................    8
   Variable Sub-account Total Return Calculations: Standardized .........   10
   Other Performance Data: Non-Standardized .............................   11
   Other Information ....................................................   14
Legal Matters ...........................................................   14
Other Information .......................................................   14
Experts .................................................................   15
Financial Statements ....................................................   15

In order to supplement the description in the Prospectus, the following provides additional information about the Company and the Contract which may be of interest to you.

                JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

Effective April 30, 1997, the Company, then known as Chubb Life Insurance Company of America, was acquired by Jefferson-Pilot Corporation from The Chubb Corporation. Effective May 1, 1998, the Company changed its name to Jefferson Pilot Financial Insurance Company.

Effective August 1, 2000, Alexander Hamilton Life Insurance Company of America ("Alexander Hamilton Life") and Guarantee Life Insurance Company ("GLIC") merged with and into the Company, with the Company as the surviving entity. Both Alexander Hamilton Life and GLIC were affiliates of the Company. Alexander Hamilton Life was a stock life company initially organized under the laws of the State of North Carolina in 1981, and reincorporated in the State of Michigan in September 1995. GLIC was a stock life insurance company incorporated under the laws of the State of Nebraska. GLIC originally was organized in 1901 as a mutual assessment association and, after a period as a mutual life insurance company, became a stock life insurance company on December 26, 1995.

Upon the merger, the existence of Alexander Hamilton Life and GLIC ceased, and the Company became the surviving company. As a result of the merger, the Separate Account, which was previously a separate account of Alexander Hamilton Life, became a separate account of the Company. GLIC did not have any separate accounts or insurance contracts registered with the SEC. All of the Contracts issued by Alexander Hamilton Life before the merger were, at the time of the merger, assumed by the Company. The merger did not affect any provisions of, or rights or obligations under, those Contracts.

In approving the merger on July 14, 2000, the boards of the Company, Alexander Hamilton Life and GLIC determined that the merger of three financially strong stock life insurance companies would result in overall enhanced capital position and reduced expenses, which, together, would be in the long-term interests of their respective contract owners. Only July 14,2000, the respective 100% stockholders of the Company, Alexander Hamilton Life and GLIC voted to approve the merger. In addition, the Nebraska and Michigan Departments of Insurance approved the merger.


                       MORE INFORMATION ABOUT THE CONTRACT

Determination Of Variable Sub-Account Accumulation Unit Values

Accumulation Units. Accumulation Units are used to account for all amounts allocated to or withdrawn from the Separate Account. We will determine the number of Accumulation Units of a Variable Sub-account by dividing the Net Premium Payment allocated to (or the amount withdrawn from) the Variable Sub-account by the dollar value of one Accumulation Unit on the date of the transaction. The Separate Account Value will consist of the sum of the value of all Accumulation Units in all Variable Sub-accounts credited to the Contract on the applicable Valuation Day.

Accumulation Unit Value. The value of an Accumulation Unit in a Variable Sub-account on any Valuation Day is the product of (a) the value on the preceding Valuation Day and (b) the Net Investment Factor for the Variable Sub-account for the Valuation Period just ended. The initial value of an Accumulation Unit was established at $10 for each of the Variable Sub-accounts except the Money Market Variable Sub-account, for which the value was established at $1, the JPVF Growth Sub-account, for which the value was established at $14.655, the JPVF High Yield Bond Sub-account, for which the value was established at $11.909, and the JPVF International Equity Sub-account, for which the value was established at $11.371.

A Valuation Day is any day on which the New York Stock Exchange is open for trading except for normal federal holiday closing or when the Securities and Exchange Commission ("SEC") has determined that a state of emergency exists. In addition, the Company will be closed on the following local or regional business holidays which shall not constitute a Valuation Day: Good Friday, the Friday following Thanksgiving and the day before and/or following Christmas Day.

A Valuation Period is the period of time beginning at the close of trading of the New York Stock Exchange on any Valuation Day and ending at the close of business on the next Valuation Day. A Valuation Period may be one day or more than one day.

Net Investment Factor. We calculate the Net Investment Factor for a Valuation Period for each Variable Sub-account by dividing (a) by (b) and subtracting (c) from the result, where:

      (a)   is the sum of:

            (1) the net asset value of a Portfolio share held in the Separate Account for that Variable Sub-account determined at the end of the current Valuation Period, plus

            (2) the per share amount of any dividend or capital gain distributions made for shares held in the Separate Account for that Variable Sub-account if the ex-dividend date occurs during the Valuation Period.

      (b) is the net asset value of a Portfolio share held in the Separate Account for that Variable Sub-account determined as of the end of the preceding Valuation Period.

      (c) is a factor representing the Mortality and Expense Risk Charge and the Administrative Expense Charge. This factor is equal, on an annual basis, to 1.40% (1.25% + 0.15%) of the daily net asset value of Portfolio shares held in the Separate Account for that Variable Sub-account.

The Net Investment Factor may be greater or less than one; therefore, the Accumulation Unit value may increase or decrease.

Calculation Of Annuity Unit Value

o Annuity Units and Payments. The dollar amount of each variable Annuity Payment depends on the number of Annuity Units credited to that Annuity Payment Option and the value of those units. The number of Annuity Units is determined as follows:

      1. The dollar amount of the first payment with respect to each Variable Sub-account is determined by multiplying the portion of the Contract Value to be applied to the Variable Sub-account by the variable annuity purchase rate specified in the Settlement Option table in the Contract.

      2. The number of Annuity Units credited in each Variable Sub-account is then determined by dividing the dollar amount of the first payment by the value of one Annuity Unit in that Variable Sub-account on the Maturity Date.

      3. The amount of each subsequent Annuity Payment equals the product of the Annuitant's number of Annuity Units and the Annuity Unit values on the payment date. The amount of each payment may vary.

o Annuity Unit Value. The value of the Annuity Units will increase or decrease on a daily basis to reflect the investment performance of the applicable Portfolio. The value of an Annuity Unit in a Variable Sub-account on any Valuation Day is determined as follows:

      1. The value of the Annuity Unit for the Variable Sub-account on the preceding Valuation Day is multiplied by the Net Investment Factor for the Valuation Period.

      2. The result in (1) is then multiplied by a factor (slightly less than one) to compensate for the interest assumption built into the variable annuity purchase rates.

The Net Investment Factor reflects the investment experience of the applicable Portfolio and certain charges (See above for a detailed description of the Net Investment Factor).

Annuity Period Transfer Formulas

During the Annuity Period, you may transfer Separate Account Value from one Variable Sub-account to another, subject to certain limitations. Interest Rate Guarantee Periods are not available during the Annuity Period, thus none will be available for transfers. (See "Transfers," in the Prospectus.)

Transfers during the Annuity Period are implemented according to the following formula:

      1. Determine the number of units to be transferred from the Variable Sub-account as follows: = D/AUV1

      2. Determine the number of Annuity Units remaining in such Variable Sub-account (after the transfer): = UNIT1 - D/AUV1

      3. Determine the number of Annuity Units in the transferee Variable Sub-account (after the transfer): = UNIT2 + D/AUV2

      4. Subsequent Annuity Payments will reflect the changes in Annuity Units in each Variable Sub-account as of the next Annuity Payment's due date.

      Where:

      (AUV1) is the Annuity Unit value of the Variable Sub-account that the transfer is being made from.

      (AUV2) is the Annuity Unit value of the Variable Sub-account that the transfer is being made to.

      (UNIT1) is the number of units in the Variable Sub-account that the transfer is being made from, before the transfer.

      (UNIT2) is the number of units in the Variable Sub-account that the transfer is being made to, before the transfer.

      (D) is the dollar amount being transferred.

Administration

We or our affiliates will provide administrative services. These services include issuance and redemption of the Contract, maintenance of records concerning the Contract and certain Contract Owner services.

If we or our affiliates do not continue to provide these services, we will attempt to secure similar services from such sources as may then be available. Services will be purchased on a basis which, in our sole discretion, affords the best service at the lowest cost. We, however, reserve the right to select a provider of services which we, in our sole discretion, consider best able to perform such services in a satisfactory manner even though the costs for the service may be higher than would prevail elsewhere.

Records And Reports

We will maintain all records and accounts relating to the Separate Account. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, we will mail to you at your last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. You will also receive confirmation of each financial transaction and any other reports required by law or regulation.

Custody Of Assets

Jefferson Pilot Investment Advisory Corporation, an affiliate of the Company, maintains the books and records regarding the Separate Account's investment in the Portfolios. The assets of the Portfolios are held in the custody of the custodian for each Portfolio. See the prospectuses for the Portfolios for information regarding custody of the Portfolio's assets. The assets of each of the Variable Sub-accounts of the Separate Account are segregated and held separate and apart from the assets of the other Variable Sub-accounts and from the Company's general account assets.

Administrator

Jefferson Pilot Investment Advisory Corporation, an affiliate of the Company, maintains records of all purchases and redemptions of Portfolio shares by each of the Variable Sub-accounts.

Principal Underwriter

The Company, on its own behalf and on behalf of the Separate Account, entered into an Agreement with Jefferson Pilot Variable Corporation ("JPVC") to serve as principal underwriter for the continuous offering of the Contracts. JPVC has served as principal underwriter since November 1, 1996. JPVC is a wholly-owned subsidiary of Jefferson-Pilot Corporation and is an affiliate of the Company.

During the year ended December 31, 1999, JPVC received $6,229,400 in brokerage commissions and did not retain any of these commissions. During the year ended December 31, 2000, JPVC received $6,252,493 in brokerage commissions and did not retain any of these commissions. During the year ended December 31, 2001, JPVC received $1,793,394 in brokerage commissions, and did not retain any of these commissions.


Performance Data And Calculations

Money Market Variable Sub-account Yield

The Yield of the Money Market Variable Sub-account for a seven-day period is calculated by a standardized method prescribed by rules of the SEC. Under this method, the yield quotation is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit of the Money Market Variable Sub-account at the beginning of such seven-day period, subtracting a hypothetical charge reflecting deductions from Contract owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. The Separate Account may also compute the Money Market Variable Sub-account's yield on an annualized basis. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one Accumulation Unit of the Money Market Variable Sub-account at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the seven-day base period to determine the base period return, and annualizing this quotient on a 365-day basis.

The SEC also permits the Separate Account to disclose the effective yield of the Money Market Variable Sub-account for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

The yield on amounts held in the Money Market Variable Sub-account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Variable Sub-account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the JPVF Money Market Portfolio, the types and quality of portfolio securities held by the JPVF Money Market Portfolio, and its operating expenses. The yield figures do not reflect Surrender Charges or Premium Taxes.

Other Variable Sub-account Yields

The yield of Variable Sub-accounts other than the Money Market Variable Sub-account based on a thirty-day period is calculated by a standardized method prescribed by rules of the Securities and Exchange Commission. The yield is computed by dividing the net investment income per Accumulation Unit earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:

                            Yield = 2[((a-b)+1)^6 -1]
                                       ----
                                        cd

Where:

      a  =  net investment income earned during the period by the Portfolio attributable to shares owned by the Sub-account.
      b  =  expenses accrued for the period (net of reimbursements).
      c  =  the average daily number of Accumulation Units outstanding during the period.
      d = the maximum offering price per Accumulation Unit on the last day of the period.

We may from time to time advertise or disclose the current annualized yield of one or more of the Variable Sub-accounts of the Separate Account (except the Money Market Variable Sub-account) for 30-day periods. The annualized yield of a Variable Sub-account refers to income generated by the Variable Sub-account over a specific 30-day period. Because the yield is annualized, the yield generated by a Variable Sub-account during the 30-day period is assumed to be generated each 30-day period over a 12-month period. The 30-day yield is calculated according to the following formula:

                             Yield = 2 (a-b)^6+1 -1
                                       ----
                                        cd

Where:

      a  =  net investment income of the Variable Sub-account for the 30-day period attributable to the Variable Sub-account's unit.
      b  =  expenses of the Variable Sub-account for the 30-day period.
      c  =  the average number of units outstanding.
      d = the unit value at the close (highest) of the last day in the 30-day period.

Because of the charges and deductions imposed by the Separate Account, the yield for a Variable Sub-account of the Separate Account will be lower than the yield for its corresponding Portfolio. The yield calculations do not reflect the effect of any Premium Taxes or Surrender Charge that may be applicable to a particular Contract. Surrender Charges range from 6% to 2% of the amount withdrawn based on the Contract Year of surrender. The yield on amounts held in the Variable Sub-accounts of the Separate Account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Variable Sub-account's actual yield is affected by the types and quality of the Portfolios' investments and its operating expenses.

Variable Sub-account Total Return Calculations:  Standardized

We may from time to time also disclose average annual total returns for one or more of the Variable Sub-accounts for various periods of time. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods and for the life of the Variable Sub-account that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)^n = ERV

Where:

      P   = hypothetical initial premium payment of $1,000;
      T   = average annual total return;
      n   = number of years; and
      ERV = ending redeemable value at the end of the one, five or ten-year period (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the one, five, or ten-year period.

The Surrender Charge on Contracts and all recurring fees that are charged to all shareholder accounts (the Annual Administrative Fee) are recognized in the ending redeemable value for standard total return figures. These figures will not reflect any Premium Taxes.


The following table shows the Standardized Average Annual Total Return for the Allegiance Variable Annuity Sub-accounts for the periods ended December 31, 2001.



Sub-accounts:                            1 Year        5 Years    Since Inception
-------------                            -------       -------    ---------------
JPVF Growth**                            -41.42%         N/A           5.09%

JPVF Emerging Growth*                    -42.73%        4.14%          3.63%

JPVF Mid-Cap Growth****                     N/A          N/A         -22.32%

JPVF Capital Growth*                     -33.47%        5.63%          7.68%

JPVF Small Company**                     -16.79%         N/A         -13.24%

JPVF Mid-Cap Value****                      N/A          N/A         -10.76%

JPVF S&P 500 Index**  ***                -21.41%         N/A         -20.31%

JPVF Small-Cap Value****                    N/A          N/A          -2.59%

JPVF Value*                               -8.69%        6.09%          4.52%

JPVF International Equity**              -31.43%         N/A          -8.24%

JPVF World Growth Stock*                 -16.07%       -1.12%          0.32%

JPVF Balanced*                           -14.10%        5.74%          5.90%

JPVF High Yield Bond**                    -6.95%         N/A          -6.32%

JPVF Money Market*                        -6.64%       -0.45%         -0.42%

American Century VP International****       N/A          N/A         -20.06%

AYCO Growth****                             N/A          N/A         -23.38%

Fidelity VIP Growth**                    -26.49%         N/A           2.31%

Fidelity VIP Equity-Income**             -14.72%         N/A           0.05%

Fidelity VIP Contrafund**                -21.48%         N/A           0.79%

MFS Research Series**                    -29.83%         N/A          -2.60%

MFS Utilities Series**                   -32.56%         N/A           0.44%

PIMCO Total Return****                      N/A          N/A          -4.36%

* Performance information reflects the substitution of the Portfolios in which these Variable Sub-accounts invest, which occurred on December 5, 1997. The above numbers reflect the performance of the Alexander Hamilton Variable Insurance Trust ("AHVIT") and the Federated Prime Money Fund II for the period prior to the date of the substitution and reflect the performance of the Jefferson Pilot Variable Fund, Inc. for the period after the date of the substitution. The inception date for these Variable Sub-accounts was February 27, 1996.


  ** These Sub-accounts were added to the Contract as of January 1, 1998.

 *** Prior to May 1, 2000, this Sub-account invested in the VIP II Index 500 Portfolio and the performance numbers in the above table reflect the performance of such Fund prior to such date.


**** These Sub-accounts were added to the Contract as of May 1, 2001.


Other Performance Data: Non-Standardized

We may from time to time also disclose average annual total returns in non-standardized formats in conjunction with the standard format described above. The non-standard format calculation varies from the standard format calculation described above in that it will NOT take either Surrender Charges or the Annual Administrative Fee into account and will be based on an average Contract size of $30,000.

The standardized performance calculation described above is based on the inception date of each Variable Sub-account. However, for the non-standardized performance calculation, if a Portfolio was in existence prior to the inception date of the corresponding Variable Sub-account, the performance for the Variable Sub-account will be calculated on a hypothetical basis by applying the Mortality and Expense Risk Charge and the Administrative Expense Charge to the historical performance of the corresponding Portfolio as if the Contract has been in existence back to the inception date of the Portfolio.


The following table shows the non-standardized average annual total return for the Allegiance Variable Annuity Sub-accounts for the periods ended December 31, 2001.

Sub-Accounts                         1 Year    3 Years   5 Years  10 Years     Since Inception*
JPVF Growth                          -34.69%     2.61%      N/A      N/A       8.72%    (1/1/98)
JPVF Emerging Growth                 -36.07%    -3.91%     6.67%     N/A      11.93%    (5/1/95)
JPVF Mid-Cap Growth                     N/A       N/A       N/A      N/A     -14.97%    (5/1/01)
JPVF Capital Grwoth                  -26.23%    -3.51%     9.38%     N/A      14.82%    (5/1/92)
JPVF Small Company                    -8.48%    -5.83%    -2.40%    7.00%      7.44%    (4/18/86)
JPVF Mid-Cap Value                      N/A       N/A       N/A      N/A      -1.69%    (5/1/01)
JPVF S&P 500 Index                   -13.40%      N/A       N/A      N/A     -13.54%    (5/1/00)
JPVF Small-Cap Value                    N/A       N/A       N/A      N/A      10.34%    (5/1/01)
JPVF Value                             0.13%     4.01%     9.71%     N/A      11.68%    (5/1/92)
JPVF International Equity            -24.05%    -9.26%      N/A      N/A      -2.70%    (1/1/98)
JPVF World Growth Stock               -7.72%     3.27%     4.90%    8.48%      8.95%    (8/1/85)
JPVF Balanced                         -5.62%     3.41%     8.05%     N/A       8.40%    (5/1/92)
JPVF High Yield Bond                   1.99%    -1.45%      N/A      N/A      -1.21%    (1/1/98)
JPVF Money Market                      2.32%     3.29%     3.34%    2.76%      3.49%    (8/1/85)
American Century VP International    -30.16%    -2.51%     4.88%     N/A       5.35%    (5/1/94)
AYCO Growth                           -4.23%      N/A       N/A      N/A      -6.42%    (12/1/00)
Fidelity VIP Growth                  -18.80%    -1.14%    10.10%   11.80%     12.17%    (10/9/86)
Fidelity VIP Equity-Income            -6.28%     1.67%     7.87%   12.01%     10.53%    (10/9/86)
Fidelity VIP Contrafund              -13.47%    -0.79%     8.90%     N/A      14.14%    (1/3/95)
MFS Research Series                  -22.35%    -3.76%     5.16%     N/A       8.65%    (7/26/95)
MFS Utilities Series                 -25.26%     0.60%     9.02%     N/A      13.17%    (1/3/95)
PIMCO Total Return                     6.88%     4.40%      N/A      N/A       5.07%    (12/31/97)


* The date listed next to each performance figure in this column is the inception date of the Portfolio underlying each corresponding Variable Sub-account.

We may from time to time also disclose cumulative total returns in conjunction with the standard format described above. Cumulative total return figures represent the cumulative change in value of an investment in a Sub-account over the indicated periods. The cumulative returns will be calculated using the following formula, assuming no Surrender Charge or Annual Administrative Fee.

                                  CTR = ERV - P
                                        -------
                                          P
Where:

      CTR = the cumulative total return net of a Variable Sub-account's recurring charges for the period;
      ERV = ending redeemable value at the end of the one, five or ten-year
            (or other) period (or fractional portion thereof) of a hypothetical $30,000 premium payment made at the beginning of the one, five, or ten-year (or other) period.
      P   = a hypothetical initial premium payment of $30,000.


The following table shows the Non-Standardized Cumulative Total Return for the Allegiance Variable Annuity Sub-accounts for the periods ended December 31, 2001.



Sub-Accounts                          1 Year               Since Inception*
JPVF Growth                          -34.69%                39.72%  (1/1/98)
JPVF Emerging Growth                 -36.07%               112.18%  (5/1/95)
JPVF Mid-Cap Growth                     N/A                -14.97%  (5/1/01)

JPVP Capital Growth                  -26.23%               280.59%   (5/1/92)
JPVF Small Company                    -8.48%               209.02%  (4/18/86)
JPVF Mid-Cap Value                      N/A                 -1.69%   (5/1/01)
JPVF S&P 500 Index                   -13.40%               -21.55%   (5/1/00)
JPVF Small-Cap Value                    N/A                 10.34%   (5/1/01)
JPVF Value                             0.13%               191.03%   (5/1/92)
JPVF International Equity            -24.05%               -10.36%   (1/1/98)
JPVF World Growth Stock               -7.72%               309.06%   (8/1/85)
JPVF Balanced                         -5.62%               118.29%   (5/1/92)
JPVF High Yield Bond                   1.99%                -4.76%   (1/1/98)
JPVF Money Market                      2.32%                75.61%   (8/1/85)
American Century VP International    -30.16%                49.13%   (5/1/94)
AYCO Growth                           -4.23%                -6.93%  (12/1/00)
Fidelity VIP Growth                  -18.80%               475.63%  (10/9/86)
Fidelity VIP Equity-Income            -6.28%               359.54%  (10/9/86)
Fidelity VIP Contrafund              -13.47%               152.35%   (1/3/95)
MFS Research Series                  -22.35%                70.56%  (7/26/95)
MFS Utilities Series                 -25.26%               137.63%   (1/3/95)
PIMCO Total Return                     6.88%                21.90% (12/31/97)


* The date listed next to each performance figure in this column is the inception date of the Portfolio underlying each corresponding Variable Sub-account.

All non-standard performance data will only be advertised if the standard total return performance data is also included in the advertisement.

Other Information

The following is a partial list of those publications which may be cited in advertising or sales literature describing investment results or other data relative to one or more of the Variable Sub-accounts. Other publications may also be cited.

     Broker World                                        Financial World
     Across the Board                                    Advertising Age
     American Banker                                     Barron's
     Best's Review                                       Business Insurance
     Business Month                                      Business Week
     Changing Times                                      Consumer Reports
     Economist                                           Financial Planning
     Forbes                                              Fortune
     Inc.                                                 Institutional Investor
     Insurance Forum                                     Insurance Sales
     Insurance Week                                      Journal of Accountancy
     Journal of the American Society of CLU & ChFC       Journal of Commerce
     Life Insurance Selling                              Life Association News
     MarketFacts                                         Manager's Magazine
     National Underwriter                                Money
     Morningstar, Inc.                                   Nation's Business
     New Choices (formerly 50 Plus)                      New York Times
     Pension World                                       Pensions & Investments
     Rough Notes                                         Round the Table
     U.S. Banker                                         VARDs

     Wall Street Journal                                 Working Woman

Legal Matters

Legal advice relating to certain matters under the federal securities laws applicable to the issue and sale of the Contracts has been provided to the Company by Jorden Burt Boros Cicchetti Berenson & Johnson, LLP of Washington D.C.

Other Information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus for the Contracts or this Statement of Additional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

Experts


The financial statements of JPF Variable Annuity Separate Account II of Jefferson Pilot Financial Insurance Company as of December 31, 2001, and for the periods indicated therein, appearing in this Statement of Additional Information and this Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

The audited consolidated financial statements of Jefferson Pilot Financial Insurance Company and subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, appearing in this Statement of Additional Information and this Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of the Company included in this Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account, nor do they necessarily bear on the Guaranteed Interest Rates declared from time to time for the Capital Developer Account Interest Rate Guarantee Periods.

                         REPORT OF INDEPENDENT AUDITORS


Contractholders of the JPF Variable Annuity Separate Account II
The Board of Directors, Jefferson Pilot Financial Insurance Company

We have audited the accompanying statement of assets and liabilities of the JPF Variable Annuity Separate Account II as of December 31, 2001, and the related statement of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the JPF Variable Annuity Separate Account II at December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States.


                                                    /s/ Ernst & Young LLP

Boston, Massachusetts
March 29, 2002

                    JPF VARIABLE ANNUITY SEPARATE ACCOUNT II
                           ANNUITY SEPARATE ACCOUNT OF
                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 2001

                                                               JPVF           JPVF           JPVF           JPVF           JPVF
                                                JPVF         EMERGING        MID-CAP        CAPITAL         SMALL         MID-CAP
                                               GROWTH         GROWTH         GROWTH         GROWTH         COMPANY        VALUE
                                             SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                                             -----------    ------------    ---------     -----------    -----------     ---------
ASSETS

Investments at cost                          $15,000,462    $ 23,833,344    $ 208,566     $42,667,003    $ 2,275,193     $ 343,098
                                             ===========    ============    =========     ===========    ===========     =========

Investments at market value                  $ 9,251,384    $ 13,684,067    $ 213,596     $31,083,194    $ 1,986,903     $ 367,910
Net premiums receivable (payable)                 12,042          (5,377)      24,231           3,299         12,254        36,344
                                             -----------    ------------    ---------     -----------    -----------     ---------

           TOTAL NET ASSETS                  $ 9,263,426    $ 13,678,690    $ 237,827     $31,086,493    $ 1,999,157     $ 404,254
                                             ===========    ============    =========     ===========    ===========     =========

NET ASSET DISTRIBUTION

Accumulation units                           $ 9,263,426    $ 13,669,978    $ 237,827     $31,066,044    $ 1,999,157     $ 404,254
Contracts in annuitization period                     --           8,712           --          20,449             --            --
                                             -----------    ------------    ---------     -----------    -----------     ---------

           TOTAL NET ASSETS                  $ 9,263,426    $ 13,678,690    $ 237,827     $31,086,493    $ 1,999,157     $ 404,254
                                             ===========    ============    =========     ===========    ===========     =========

UNITS OUTSTANDING                                454,235         943,508       27,776       1,744,351        278,274        41,283

UNIT VALUE (ACCUMULATING)                    $    20.395    $     14.499    $   8.563     $    17.823    $     7.185     $   9.793

See notes to financial statements.

                    JPF VARIABLE ANNUITY SEPARATE ACCOUNT II
                           ANNUITY SEPARATE ACCOUNT OF
                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

               STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)

                               DECEMBER 31, 2001

                                                  JPVF            JPVF                          JPVF             JPVF
                                                   S&P         SMALL-CAP        JPVF        INTERNATIONAL       WORLD
                                                INDEX 500        VALUE          VALUE          EQUITY           GROWTH
                                               SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                                               -----------    -----------    -----------     -----------      -----------
ASSETS

Investments at cost                            $30,113,771    $ 2,083,295    $12,991,337     $ 6,812,383      $6,959,007
                                               ===========    ===========    ===========     ===========      ==========

Investments at market value                    $24,432,936    $ 2,285,267    $13,367,957     $ 4,707,348      $5,962,987
Accrued Investment Income                               --         13,504             --              --              --
Net premiums receivable (payable)                   (1,906)        24,722         36,173           1,710            (374)
                                               -----------    -----------    -----------     -----------      ----------

          TOTAL NET ASSETS                     $24,431,030    $ 2,323,493    $13,404,130     $ 4,709,058      $5,962,613
                                               ===========    ===========    ===========     ===========      ==========

NET ASSET DISTRIBUTION

Accumulation units                             $24,374,286      $ 514,663    $13,384,600     $ 4,709,058      $5,962,613
Contracts in payout (annuitization) period          56,744             --         19,530              --              --
Retained in JPF VA Separate Account II by
    JP Financial                                        --      1,808,830             --              --              --
                                               -----------    -----------    -----------     -----------      ----------
          TOTAL NET ASSETS                     $24,431,030    $ 2,323,493    $13,404,130     $ 4,709,058      $5,962,613
                                               ===========    ===========    ===========     ===========      ==========

UNITS OUTSTANDING                                2,055,329         48,272        859,378         486,034         477,650

UNIT VALUE (ACCUMULATING)                      $    11.888    $    10.663    $    15.599     $     9.689      $   12.484

                                                                    JPVF
                                                   JPVF          HIGH YIELD
                                                 BALANCED           BOND
                                               SUB-ACCOUNT       SUB-ACCOUNT
                                               ------------      -----------
ASSETS

Investments at cost                            $ 15,330,534      $ 3,406,027
                                               ============      ===========

Investments at market value                    $ 14,306,444      $ 2,982,836
Accrued Investment Income                                --          318,478
Net premiums receivable(payable)                      5,007              605
                                               ------------      -----------

          TOTAL NET ASSETS                     $ 14,311,451      $ 3,301,919
                                               ============      ===========

NET ASSET DISTRIBUTION

Accumulation units                             $ 14,294,940      $ 3,301,919
Contracts in payout (annuitization) period           16,511               --
Retained in JPF VA Separate Account II by
    JP Financial                                         --               --
                                               ------------      -----------
          TOTAL NET ASSETS                     $ 14,311,451      $ 3,301,919
                                               ============      ===========

UNITS OUTSTANDING                                   863,353          295,025

UNIT VALUE (ACCUMULATING)                      $     16.578      $    11.193

See notes to financial statements.

                                          JPVF           AMERICAN                     FIDELITY          FIDELITY       FIDELITY
                                          MONEY          CENTURY          AYCO           VIP           VIP EQUITY       VIP II
                                         MARKET          VP INT'L        GROWTH        GROWTH            INCOME       CONTRAFUND
                                       SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
                                       ------------    -----------    -----------    -----------      -----------    ------------
ASSETS

Investments at cost                    $ 15,296,082      $ 56,993      $ 512,638     $ 21,012,649     $ 12,796,941    $ 12,812,662
                                       ============      ========      =========     ============     ============    ============

Investments at market value            $ 15,408,659      $ 55,089      $ 482,309     $ 15,735,908     $ 12,078,929    $ 10,654,640
Net premiums receivable (payable)          (302,556)           (4)        12,087           11,732           12,530          (7,043)
                                       ------------      --------      ---------     ------------     ------------    ------------

             TOTAL NET ASSETS          $ 15,106,103      $ 55,085      $ 494,396     $ 15,747,640     $ 12,091,459    $ 10,647,597
                                       ============      ========      =========     ============     ============    ============

NET ASSET DISTRIBUTION

Accumulation units                     $ 15,106,103      $ 55,085      $ 494,396     $ 15,747,640     $ 12,091,459    $ 10,632,975
Contracts in annuitization period                --            --             --               --               --          14,622
                                       ------------      --------      ---------     ------------     ------------    ------------

          TOTAL NET ASSETS             $ 15,106,103      $ 55,085      $ 494,396     $ 15,747,640     $ 12,091,459    $ 10,647,597
                                       ============      ========      =========     ============     ============    ============

UNITS OUTSTANDING                        12,477,855         6,256         58,132        1,244,699        1,018,736         882,627

UNIT VALUE (ACCUMULATING)              $      1.211      $  8.804      $   8.505     $     12.653     $     11.870    $     12.065



                                          MFS
                                        RESEARCH
                                       SUB-ACCOUNT
                                       ----------
ASSETS

Investments at cost                    $ 6,980,164
                                       ===========

Investments at market value            $ 5,238,863
Net premiums receivable (payable)            6,305
                                       -----------

             TOTAL NET ASSETS          $ 5,245,168
                                       ===========

NET ASSET DISTRIBUTION

Accumulation units                     $ 5,245,168
Contracts in annuitization period               --
                                       -----------

          TOTAL NET ASSETS             $ 5,245,168
                                       ===========

UNITS OUTSTANDING                          494,652

UNIT VALUE (ACCUMULATING)              $    10.605

See notes to financial statements.

                                                  OPPENHEIMER     OPPENHEIMER                      PIMCO
                                      MFS          CAPITAL         STRATEGIC      OPPENHEIMER      TOTAL
                                   UTILITIES      APPRECIATION       BOND            BOND          RETURN
                                  SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT
                                  ------------    ------------    -----------     -----------    -----------
ASSETS

Investments at cost               $ 14,461,856    $ 11,467,378    $ 3,138,075     $ 7,351,166    $ 4,859,599
                                  ============    ============    ===========     ===========    ===========

Investments at market value       $ 10,907,758    $ 8,975,363     $ 3,013,135     $ 7,191,814    $ 4,745,273
Accrued Investment Income                   --             --              --              --         13,903
Net premiums payable                   (15,323)        (4,825)       (165,055)           (970)    (1,233,646)
                                  ------------    -----------     -----------     -----------    -----------

            TOTAL NET ASSETS      $ 10,892,435    $ 8,970,538     $ 2,848,080     $ 7,190,844    $ 3,525,530
                                  ============    ============    ===========     ===========    ===========

NET ASSET DISTRIBUTION

Accumulation units                $ 10,878,488    $ 8,955,422     $ 2,848,080     $ 7,190,844    $ 3,525,530
Contracts in annuitization period       13,947         15,116              --              --             --
                                  ------------    -----------     -----------     -----------    -----------

         TOTAL NET ASSETS         $ 10,892,435    $ 8,970,538     $ 2,848,080     $ 7,190,844    $ 3,525,530
                                  ============    ============    ===========     ===========    ===========

UNITS OUTSTANDING                      916,752        835,883         268,697         579,005        336,559

UNIT VALUE (ACCUMULATING)             $ 11.883       $ 10.733        $ 10.600        $ 12.420       $ 10.474

See notes to financial statements.

                    JPF VARIABLE ANNUITY SEPARATE ACCOUNT II
                           ANNUITY SEPARATE ACCOUNT OF
                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

                             STATEMENT OF OPERATIONS

                                                                     JPVF            JPVF            JPVF            JPVF
                                                       JPVF         EMERGING        MID-CAP         CAPITAL          SMALL
                                                      GROWTH         GROWTH          GROWTH          GROWTH         COMPANY
                                                   SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                                                   ------------   ------------   --------------   ------------    ------------
                                                                                  PERIOD FROM
                                                      YEAR           YEAR        MAY 9, 2001(a)      YEAR            YEAR
                                                     ENDED          ENDED             TO            ENDED           ENDED
                                                   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                      2001           2001            2001            2001            2001
                                                   ------------   ------------   --------------   ------------    ------------
Investment Income:
    Dividend income                                $         --   $         --   $           --   $         --    $         --

Expenses:
    Expense paid to affiliated company (See Note B)    155,467         224,598             526         517,539          26,794
                                                   ------------   ------------   --------------   ------------    ------------
          Net investment loss                         (155,467)       (224,598)           (526)       (517,539)        (26,794)

Realized gain (loss) on investments:

    Net realized gain loss on sale
       of fund shares                               (1,987,647)     (1,830,481)         (1,049)     (1,914,891)       (145,182)
    Realized gain distributions                        724,900       4,035,197              --       2,831,522              --
                                                   ------------   ------------   --------------   ------------    ------------

    Realized gain (loss)                            (1,262,747)      2,204,716          (1,049)        916,631        (145,182)
                                                   ------------   ------------   --------------   ------------    ------------

    Change in net unrealized gain (loss)
       on investments                               (4,311,115)    (10,514,125)          5,030     (12,746,456)        (35,885)
                                                   ------------   ------------   --------------   ------------    ------------

    Increase (decrease) in net assets
          from operations                          $(5,729,329)   $ (8,534,007)  $       3,455    $(12,347,364)   $   (207,861)
                                                   ============   ============   =============    ============    ============

                                                        JPVF
                                                       MID-CAP
                                                        VALUE
                                                     SUB-ACCOUNT
                                                   ---------------
                                                     PERIOD FROM
                                                   MAY 10, 2001(a)
                                                         TO
                                                    DECEMBER 31,
                                                        2001
                                                   ---------------
Investment Income:
    Dividend income                                $           --

Expenses:
    Expense paid to affiliated company (See Note B)           795
                                                   ---------------
          Net investment loss                                (795)

Realized gain (loss) on investments:

    Net realized gain loss on sale
       of fund shares                                      (2,588)
    Realized gain distributions                                --
                                                   ---------------

    Realized gain (loss)                                   (2,588)
                                                   ---------------

    Change in net unrealized gain (loss)
       on investments                                      24,812
                                                   ---------------

    Increase (decrease) in net assets
          from operations                          $       21,429
                                                   ==============

(a) Commencement of operations

See notes to financial statements.

                    JPF VARIABLE ANNUITY SEPARATE ACCOUNT II
                           ANNUITY SEPARATE ACCOUNT OF
                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

                     STATEMENT OF OPERATIONS -- (CONTINUED)

                                                          JPVF                JPVF                                 JPVF
                                                        S&P 500            SMALL-CAP            JPVF           INTERNATIONAL
                                                         INDEX               VALUE              VALUE             EQUITY
                                                       SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
                                                       ------------     ----------------     ------------      -------------
                                                                          PERIOD FROM
                                                          YEAR          JUNE 20, 2001(a)        YEAR              YEAR
                                                         ENDED                TO                ENDED             ENDED
                                                       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,      DECEMBER 31,
                                                          2001               2001               2001              2001
                                                       ------------     ----------------     ------------      -------------
Investment Income:
    Dividend income                                    $   197,166      $         --          $ 128,542       $        --

Expenses:
    Expense paid to affiliated company (See Note B)        368,648             1,404            180,465            72,984
                                                       -----------      ------------          ---------       -----------
         Net investment income (loss)                     (171,482)           (1,404)           (51,923)          (72,984)

Realized gain (loss) on investments:

    Net realized loss on sale of fund shares              (978,425)          (31,890)            (7,310)         (373,813)
    Realized gain distributions                                 --            13,504              8,864                --
                                                       -----------      ------------          ---------       -----------

    Realized gain (loss)                                  (978,425)          (18,386)             1,554          (373,813)
                                                       -----------      ------------          ---------       -----------

    Change in net unrealized gain (loss)
       on investments                                   (2,895,858)          201,972            (12,412)       (1,086,811)

    Increase (decrease) in net assets
       from operations                                 $(4,045,765)     $    182,182          $ (62,781)      $(1,533,608)
                                                       ===========      ============          =========       ===========


                                                           JPVF
                                                           WORLD         JPVF
                                                          GROWTH       BALANCED
                                                        SUB-ACCOUNT   SUB-ACCOUNT
                                                        ------------  -------------

                                                           YEAR          YEAR
                                                           ENDED         ENDED
                                                        DECEMBER 31,  DECEMBER 31,
                                                           2001           2001
                                                        ------------  ------------
Investment Income:
    Dividend income                                    $   105,222    $   402,646

Expenses:
    Expense paid to affiliated company (See Note B)         87,957        209,809
                                                       -----------    ------------
         Net investment income (loss)                       17,265        192,837

Realized gain (loss) on investments:

    Net realized loss on sale of fund shares              (152,466)      (393,769)
    Realized gain distributions                            868,891        726,970
                                                       -----------    ------------

    Realized gain (loss)                                   716,425        333,201
                                                       -----------    ------------

    Change in net unrealized gain (loss)
       on investments                                   (1,282,490)    (1,462,488)

    Increase (decrease) in net assets
       from operations                                 $  (548,800)   $  (936,450)
                                                       ===========    ===========

(a) Commencement of operations

See notes to financial statements.

                                                       JPVF           JPVF           AMERICAN                          FIDELITY
                                                    HIGH YIELD        MONEY           CENTURY             AYCO            VIP
                                                       BOND          MARKET          VP INT'L            GROWTH         GROWTH
                                                   SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT        SUB-ACCOUNT    SUB-ACCOUNT
                                                   ------------    ------------  ----------------     --------------  ------------
                                                                                    PERIOD FROM       PERIOD FROM
                                                       YEAR           YEAR       JUNE 20, 2001(a)     MAY 9, 2001(a)     YEAR
                                                      ENDED           ENDED             TO                 TO            ENDED
                                                   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,       DECEMBER 31,   DECEMBER 31,
                                                       2001           2001              2001              2001            2001
                                                   ------------    ------------  ----------------     --------------  ------------
Investment Income:
    Dividend income                                 $ 319,955       $ 370,783        $      --          $   1,491     $     15,232

Expenses:
    Expense paid to affiliated company (See Note B)    57,332         167,536              528              2,726         243,022
                                                    ---------       ---------        ---------          ---------     ------------
         Net investment income (loss)                 262,623         203,247             (528)            (1,235)       (227,790)

Realized gain (loss) on investments:

    Net realized gain (loss) on
       sale of fund shares                           (487,379)         24,533          (38,257)           (10,554)     (1,434,784)
    Realized gain distributions                            --              --               --              1,378       1,431,833
                                                    ---------       ---------        ---------          ---------     ------------

    Realized gain (loss)                             (487,379)         24,533          (38,257)            (9,176)         (2,951)
                                                    ---------       ---------        ---------          ---------     ------------

    Change in net unrealized gain (loss)
       on investments                                 140,849          11,059           (1,904)           (30,329)     (3,950,422)
                                                    ---------       ---------        ---------          ---------     ------------

    Increase (decrease) in net assets
       from operations                              $ (83,907)      $ 238,839        $ (40,689)         $ (40,740)    $ (4,181,163)
                                                    =========       =========        =========          =========     ============


                                                      FIDELITY     FIDELITY
                                                     VIP EQUITY     VIP II
                                                       INCOME      CONTRAFUND
                                                    SUB-ACCOUNT   SUB-ACCOUNT
                                                   -------------  ------------

                                                       YEAR          YEAR
                                                       ENDED         ENDED
                                                    DECEMBER 31,  DECEMBER 31,
                                                        2001          2001
                                                   -------------  ------------
Investment Income:
    Dividend income                                  $  195,932   $    101,085

Expenses:
    Expense paid to affiliated company (See Note B)     166,858        159,161
                                                     ----------   ------------
         Net investment income (loss)                    29,074        (58,076)

Realized gain (loss) on investments:

    Net realized gain (loss) on
       sale of fund shares                             (128,645)      (550,968)
    Realized gain distributions                         550,476        356,769
                                                     ----------   ------------

    Realized gain (loss)                                421,831       (194,199)
                                                     ----------   ------------

    Change in net unrealized gain (loss)
       on investments                                (1,249,143)    (1,638,521)
                                                     ----------   ------------

    Increase (decrease) in net assets
       from operations                               $ (798,238)  $ (1,890,796)
                                                     ==========   ============

(a) Commencement of operations

See notes to financial statements.

                                                                                       OPPENHEIMER     OPPENHEIMER
                                                         MFS              MFS           CAPITAL        STRATEGIC       OPPENHEIMER
                                                       RESEARCH        UTILITIES      APPRECIATION       BOND             BOND
                                                      SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                                                      ------------    ------------    ------------    ------------     ------------

                                                         YEAR            YEAR             YEAR            YEAR            YEAR
                                                         ENDED           ENDED           ENDED            ENDED           ENDED
                                                      DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                                         2001            2001             2001            2001            2001
                                                      ------------    ------------    ------------    ------------     ------------
Investment Income:
    Dividend income                                   $       827     $    456,022   $     70,179       $  92,969      $ 531,944

Expenses:
    Expense paid to affiliated company (See Note B)        82,015          188,916        142,266          47,193        105,205
                                                      -----------     ------------   ------------       ---------      ---------
         Net investment income (loss)                     (81,188)         267,106        (72,087)         45,776        426,739

Realized gain (loss) on investments

    Net realized loss on sale of fund shares             (286,529)        (404,488)      (729,023)        (77,863)       (57,966)
    Realized gain distributions                           794,629        1,195,909      1,053,121         118,600             --
                                                      -----------     ------------   ------------       ---------      ---------

    Realized gain (loss)                                  508,100          791,421        324,098          40,737        (57,966)
                                                      -----------     ------------   ------------       ---------      ---------

    Change in net unrealized gain (loss)
       on investments                                  (2,048,267)      (5,050,721)    (1,923,978)         14,957         78,516
                                                      -----------     ------------   ------------       ---------      ---------

    Increase (decrease) in net assets
       from operations                                $(1,621,355)    $ (3,992,194)  $ (1,671,967)      $ 101,470      $ 447,289
                                                      ===========     ============   ============       =========      =========


                                                         PIMCO
                                                      TOTAL RETURN
                                                          BOND
                                                       SUB-ACCOUNT
                                                     ---------------
                                                      PERIOD FROM
                                                     MAY 10, 2001(a)
                                                          TO
                                                      DECEMBER 31,
                                                          2001
                                                     ---------------
Investment Income:
    Dividend income                                      $ 46,596

Expenses:
    Expense paid to affiliated company (See Note B)        16,384
                                                         --------
         Net investment income (loss)                      30,212

Realized gain (loss) on investments

    Net realized loss on sale of fund shares               (1,583)
    Realized gain distributions                            92,119
                                                         --------

    Realized gain (loss)                                   90,536
                                                         --------

    Change in net unrealized gain (loss)
       on investments                                    (114,326)
                                                         --------

    Increase (decrease) in net assets
       from operations                                   $  6,422
                                                         ========

(a) Commencement of operations

See notes to financial statements.

                    JPF VARIABLE ANNUITY SEPARATE ACCOUNT II
                           ANNUITY SEPARATE ACCOUNT OF
                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                                     JPVF
                                                            JPVF                         JPVF                       MID-CAP
                                                           GROWTH                   EMERGING GROWTH                 GROWTH
                                                         SUB-ACCOUNT                  SUB-ACCOUNT                 SUB-ACCOUNT
                                                 -------------------------    ---------------------------      --------------
                                                                                                                 PERIOD FROM
                                                                                                               MAY 9, 2001(a) TO
                                                   YEAR ENDED DECEMBER 31,       YEAR ENDED DECEMBER 31,         DECEMBER 31,
                                                     2001           2000           2001           2000               2001
                                                 -------------------------    ---------------------------      -----------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
    Net investment income (loss)                 $  (155,467)    $ 549,279    $   (224,598)  $  1,793,241       $         (526)
    Net realized gain (loss) on
       investments                                (1,262,747)      394,268       2,204,716        278,598               (1,049)
    Change in net unrealized gain (loss)
       on investments                             (4,311,115)   (3,317,282)    (10,514,125)    (8,069,081)               5,030
                                                 -----------   -----------    ------------   ------------       --------------
Increase (decrease) in net assets
    from operations                               (5,729,329)   (2,373,735)     (8,534,007)    (5,997,242)               3,455

Contractholder transactions
    Transfers of net premiums                        617,827     9,143,381         754,928      8,465,676               26,508
    Transfers from/to General Account
       and within Separate Account, net           (1,670,667)    5,802,061      (1,263,958)     4,263,906              209,508
    Transfers on account of death                    (81,830)      (43,446)        (82,970)       (26,873)                  --
    Transfers on account of other
       terminations                                 (577,965)     (936,486)     (1,017,101)    (1,166,278)              (1,644)
                                                 -----------   -----------    ------------   ------------       --------------
Net increase (decrease) in net assets derived
    from contractholder transactions              (1,712,635)   13,965,510      (1,609,101)    11,536,431              234,372
                                                 -----------   -----------    ------------   ------------       --------------

Net increase (decrease) in net assets             (7,441,964)   11,591,775     (10,143,108)     5,539,189              237,827

Balance at beginning of period                    16,705,390     5,113,615      23,821,798     18,282,609                   --
                                                 -----------   -----------    ------------   ------------       --------------

Balance at end of period                         $ 9,263,426   $ 16,705,390   $ 13,678,690   $ 23,821,798       $      237,827
                                                 ===========   ============   ============   ============       ==============


                                                            JPVF                          JPVF
                                                      CAPITAL GROWTH                  SMALL COMPANY
                                                         SUB-ACCOUNT                    SUB-ACCOUNT
                                                 ---------------------------     --------------------------


                                                   YEAR ENDED DECEMBER 31,        YEAR ENDED DECEMBER 31,
                                                     2001           2000            2001           2000
                                                 ---------------------------     --------------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
    Net investment income (loss)                 $   (517,539)  $  1,446,275     $   (26,794)   $   (27,567)
    Net realized gain (loss) on
       investments                                    916,631        524,687        (145,182)         1,694
    Change in net unrealized gain (loss)
       on investments                             (12,746,456)   (10,680,165)        (35,885)      (393,009)
                                                 ------------   ------------     -----------    -----------
Increase (decrease) in net assets
    from operations                               (12,347,364)    (8,709,203)       (207,861)      (418,882)

Contractholder transactions
    Transfers of net premiums                       1,318,106     12,798,163          97,573        417,216
    Transfers from/to General Account
       and within Separate Account, net            (3,355,282)     6,199,527         242,098        273,083
    Transfers on account of death                    (389,030)      (154,871)        (70,723)       (28,651)
    Transfers on account of other
       terminations                                (2,401,771)    (2,758,798)        (93,740)      (160,394)
                                                 ------------   ------------     -----------    -----------
Net increase (decrease) in net assets derived
    from contractholder transactions               (4,827,977)    16,084,021         175,208        501,254
                                                 ------------   ------------     -----------    -----------

Net increase (decrease) in net assets             (17,175,341)     7,374,818         (32,653)        82,372

Balance at beginning of period                     48,261,834     40,887,016       2,031,810      1,949,438
                                                 ------------   ------------     -----------    -----------

Balance at end of period                         $ 31,086,493   $ 48,261,834     $ 1,999,157    $ 2,031,810
                                                 ============   ============     ===========    ===========

(a) Commencement of operations

See notes to financial statements.

                    JPF VARIABLE ANNUITY SEPARATE ACCOUNT II
                           ANNUITY SEPARATE ACCOUNT OF
                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

               STATEMENTS OF CHANGES IN NET ASSETS - - (CONTINUED)

                                                   JPVF                                                         JPVF
                                                  MID-CAP                      JPVF                           SMALL-CAP
                                                   VALUE                   S&P 500 INDEX                        VALUE
                                                SUB-ACCOUNT                  SUB-ACCOUNT                     SUB-ACCOUNT
                                             ------------------    ---------------------------------     ------------------
                                                PERIOD FROM           YEAR           PERIOD FROM          PERIOD FROM
                                             MAY 10, 2001(a) TO       ENDED        MAY 1, 2000(a) TO    JUNE 20, 2001(a) TO
                                                 DECEMBER 31,      DECEMBER 31,      DECEMBER 31,         DECEMBER 31,
                                                   2001               2001              2000                 2001
                                             ------------------    ------------    -----------------     ------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
    Net investment income (loss)               $        (795)      $  (171,482)    $      (306,788)     $        (1,404)
    Net realized gain (loss) on
      investments                                     (2,588)         (978,425)           (135,017)             (18,386)
    Change in net unrealized gain (loss)
      on investments                                  24,812        (2,895,858)         (2,784,977)             201,972
                                               -------------       ------------    ---------------      ---------------
Increase (decrease) in net assets
    from operations                                   21,429        (4,045,765)         (3,226,782)             182,182


Contractholder transactions
    Transfers of net premiums                         42,361           768,920           6,167,023               27,328
    Transfers from/to General Account
      and within Separate Account, net               341,243        (1,733,589)         29,767,069            2,115,498
    Transfers on account of death                         --          (259,294)            (67,826)                  --
    Transfers on account of other
      terminations                                      (779)       (1,678,461)         (1,260,265)              (1,515)
                                               -------------       ------------    ---------------      ---------------
Net increase (decrease) in net assets derived
    from contractholder transactions                 382,825        (2,902,424)         34,606,001            2,141,311
                                               -------------       ------------    ---------------      ---------------

Net increase (decrease) in net assets                404,254        (6,948,189)         31,379,219            2,323,493

Balance at beginning of period                            --        31,379,219                  --                   --
                                               -------------       ------------    ---------------      ---------------

Balance at end of period                       $     404,254       $24,431,030     $    31,379,219      $     2,323,493
                                               =============       ===========     ===============      ===============



                                                       JPVF                       JPVF                           JPVF
                                                       VALUE                INTERNATIONAL EQUITY             WORLD GROWTH
                                                    SUB-ACCOUNT                 SUB-ACCOUNT                  SUB-ACCOUNT
                                              ------------------------   --------------------------   --------------------------


                                               YEAR ENDED DECEMBER 31,    YEAR ENDED DECEMBER 31,      YEAR ENDED DECEMBER 31,
                                                 2001          2000          2001          2000           2001          2000
                                             -----------  ------------   ------------  ------------   ------------  ------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
    Net investment income (loss)             $   (51,923)  $   889,675   $    (72,984) $    344,284   $     17,265   $    76,450
    Net realized gain (loss) on
      investments                                  1,554       (41,123)      (373,813)        1,649        716,425        25,130
    Change in net unrealized gain (loss)
      on investments                             (12,412)     (151,626)    (1,086,811)   (2,138,710)    (1,282,490)     (105,615)
                                             -----------   -----------   ------------  ------------   ------------  ------------
Increase (decrease) in net assets
    from operations                              (62,781)      696,926     (1,533,608)   (1,792,777)      (548,800)       (4,035)


Contractholder transactions
    Transfers of net premiums                    233,436       691,978        297,255     1,860,514        202,430     1,093,871
    Transfers from/to General Account
      and within Separate Account, net         4,151,650      (239,879)       240,954     1,540,119         19,305       822,308
    Transfers on account of death               (267,408)      (36,221)      (106,147)      (63,420)       (68,486)      (44,991)
    Transfers on account of other
      terminations                              (905,544)     (401,690)      (311,356)     (363,220)      (348,443)     (300,939)
                                             -----------   -----------   ------------  ------------   ------------  ------------
Net increase (decrease) in net assets derived
    from contractholder transactions           3,212,134        14,188        120,706     2,973,993       (195,194)    1,570,249
                                             -----------   -----------   ------------  ------------   ------------  ------------

Net increase (decrease) in net assets          3,149,353       711,114     (1,412,902)    1,181,216       (743,994)    1,566,214

Balance at beginning of period                10,254,777     9,543,663      6,121,960     4,940,744      6,706,607     5,140,393
                                             -----------   -----------   ------------  ------------   ------------  ------------

Balance at end of period                     $ 13,404,130  $10,254,777   $  4,709,058  $  6,121,960   $  5,962,613   $ 6,706,607
                                             ============  ===========   ============  ============   ============   ===========

(a) Commencement of operations

See notes to financial statements.

                                                         JPVF                         JPVF                         JPVF
                                                       BALANCED                   HIGH YIELD BOND              MONEY MARKET
                                                      SUB-ACCOUNT                   SUB-ACCOUNT                  SUB-ACCOUNT
                                              ---------------------------    -------------------------   --------------------------


                                                YEAR ENDED DECEMBER 31,       YEAR ENDED DECEMBER 31,      YEAR ENDED DECEMBER 31,
                                                  2001           2000           2001          2000           2001          2000
                                              -------------  ------------    -----------   -----------   ------------   -----------
INCREASE (DECREASE) IN NET ASSETS

Operations:
    Net investment income (loss)              $    192,837   $    692,701    $   262,623   $   179,690   $    203,247   $   291,289
    Net realized gain (loss) on
       investments                                 333,201         51,753       (487,379)      (34,127)        24,533       123,238
    Change in net unrealized gain (loss)
       on investments                           (1,462,488)    (1,219,224)       140,849      (378,803)        11,059      (116,823)
                                              ------------   ------------    -----------   -----------   ------------   -----------
Increase (decrease) in net assets
    from operations                               (936,450)      (474,770)       (83,907)     (233,240)       238,839       297,704

Contractholder transactions
    Transfers of net premiums                      393,547      3,512,877         95,162       312,638      1,509,645     4,047,206
    Transfers from/to General Account
       and within Separate Account, net          1,049,811      2,191,822      1,163,343       105,458      9,886,802    (6,337,016)
    Transfers on account of death                 (288,940)      (104,644)       (39,895)      (17,849)       (59,657)      (19,735)
    Transfers on account of other
       terminations                               (993,983)      (553,869)      (214,145)     (105,555)    (2,785,855)   (2,705,875)
                                              ------------   ------------    -----------   -----------   ------------   -----------
Net increase (decrease) in net assets derived
    from contractholder transactions               160,435      5,046,186      1,004,465       294,692      8,550,935    (5,015,420)
                                              ------------   ------------    -----------   -----------   ------------   -----------

Net increase (decrease) in net assets             (776,015)     4,571,416        920,558        61,452      8,789,774    (4,717,716)

Balance at beginning of period                  15,087,466     10,516,050      2,381,361     2,319,909      6,316,329    11,034,045
                                              ------------   ------------    -----------   -----------   ------------   -----------

Balance at end of period                      $ 14,311,451   $ 15,087,466    $ 3,301,919   $ 2,381,361   $ 15,106,103  $  6,316,329
                                              ============   ============    ===========   ===========   ============  ============


                                                 AMERICAN CENTURY
                                                 VP INTERNATIONAL
                                                    SUB-ACCOUNT
                                                -------------------
                                                    PERIOD FROM
                                                JUNE 20, 2001(a) TO
                                                    DECEMBER 31,
                                                       2001
                                                -------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
    Net investment income (loss)                    $      (528)
    Net realized gain (loss) on
       investments                                      (38,257)
    Change in net unrealized gain (loss)
       on investments                                    (1,904)
                                                    -----------
Increase (decrease) in net assets
    from operations                                     (40,689)

Contractholder transactions
    Transfers of net premiums                               207
    Transfers from/to General Account
       and within Separate Account, net                  95,570
    Transfers on account of death                            --
    Transfers on account of other
       terminations                                          (3)
                                                    -----------
Net increase (decrease) in net assets derived
    from contractholder transactions                     95,774
                                                    -----------

Net increase (decrease) in net assets                    55,085

Balance at beginning of period                               --
                                                    -----------

Balance at end of period                            $    55,085
                                                    ===========

(a) Commencement of operations

See notes to fnancial statements.

                                                       AYCO                    FIDELITY                      FIDELITY
                                                      GROWTH                  VIP GROWTH                VIP EQUITY INCOME
                                                   SUB-ACCOUNT               SUB-ACCOUNT                    SUB-ACCOUNT
                                                -----------------    ---------------------------    ---------------------------
                                                   PERIOD FROM
                                                MAY 9, 2001(a) TO
                                                     DECEMBER 31,      YEAR ENDED DECEMBER 31,        YEAR ENDED DECEMBER 31,
                                                       2001              2001           2000            2001           2000
                                                -----------------    ------------    -----------    ------------   ------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
    Net investment income (loss)                   $     (1,235)     $   (227,790)   $ 1,729,689    $     29,074    $   586,312
    Net realized gain (loss) on
      investments                                        (9,176)           (2,951)        94,916         421,831        (30,350)
    Change in net unrealized gain (loss)
      on investments                                    (30,329)       (3,950,422)    (4,980,530)     (1,249,143)       259,234
                                                   ------------      ------------    -----------    ------------    -----------

Increase (decrease) in net assets from operations       (40,740)       (4,181,163)    (3,155,925)       (798,238)       815,196

Contractholder transactions
    Transfers of net premiums                            12,125           558,438      6,371,823         658,395      1,638,970
    Transfers from/to General Account
      and within Separate Account, net                  547,820        (1,675,374)     2,570,354       1,418,113        964,162
    Transfers on account of death                            --           (50,784)      (165,409)       (130,689)      (125,178)
    Transfers on account of other
      terminations                                      (24,809)         (956,314)    (1,140,352)       (648,366)      (701,117)
                                                   ------------      ------------    -----------    ------------    -----------
Net increase (decrease) in net assets derived
    from contractholder transactions                    535,136        (2,124,034)     7,636,416       1,297,453      1,776,837
                                                   ------------      ------------    -----------    ------------    -----------

Net increase (decrease) in net assets                   494,396        (6,305,197)     4,480,491         499,215      2,592,033

Balance at beginning of period                               --        22,052,837     17,572,346      11,592,244      9,000,211
                                                   ------------      ------------    -----------    ------------    -----------

Balance at end of period                           $    494,396      $ 15,747,640    $22,052,837    $ 12,091,459    $11,592,244
                                                   ============      ============    ===========    ============    ===========


                                                            FIDELITY                          MFS
                                                       VIP II CONTRAFUND                   RESEARCH
                                                           SUB-ACCOUNT                    SUB-ACCOUNT
                                                   ---------------------------    ---------------------------


                                                     YEAR ENDED DECEMBER 31,        YEAR ENDED DECEMBER 31,
                                                       2001           2000            2001           2000
                                                   ------------    -----------    ------------   ------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
    Net investment income (loss)                   $    (58,076)   $ 1,337,389    $    (81,188)  $    339,112
    Net realized gain (loss) on
      investments                                      (194,199)        33,923         508,100        125,321
    Change in net unrealized gain (loss)
      on investments                                 (1,638,521)    (2,465,691)     (2,048,267)    (1,005,578)
                                                   ------------    -----------    ------------   ------------

Increase (decrease) in net assets from operations    (1,890,796)    (1,094,379)     (1,621,355)      (541,145)

Contractholder transactions
    Transfers of net premiums                           360,929      3,481,223         274,323      1,345,307
    Transfers from/to General Account
      and within Separate Account, net                 (980,974)       994,815          79,333        788,565
    Transfers on account of death                      (172,749)       (16,910)        (16,685)       (44,090)
    Transfers on account of other
      terminations                                     (646,755)      (654,426)       (671,164)      (427,222)
                                                   ------------    -----------    ------------   ------------
Net increase (decrease) in net assets derived
    from contractholder transactions                 (1,439,549)     3,804,702        (334,193)     1,662,560
                                                   ------------    -----------    ------------   ------------

Net increase (decrease) in net assets                (3,330,345)     2,710,323      (1,955,548)     1,121,415

Balance at beginning of period                       13,977,942     11,267,619       7,200,716      6,079,301
                                                   ------------    -----------    ------------   ------------

Balance at end of period                           $ 10,647,597    $13,977,942    $  5,245,168   $  7,200,716
                                                   ============    ===========    ============   ============

See notes to financial statements.

                                                                MFS                    OPPENHEIMER                OPPENHEIMER
                                                             UTILITIES             CAPITAL APPRECIATION          STRATEGIC BOND
                                                            SUB-ACCOUNT                 SUB-ACCOUNT                SUB-ACCOUNT
                                                     ------------------------    -------------------------  ------------------------


                                                      YEAR ENDED DECEMBER 31,     YEAR ENDED DECEMBER 31,    YEAR ENDED DECEMBER 31,
                                                        2001          2000          2001          2000         2001          2000
                                                     -----------   ----------    -----------   -----------  -----------   ----------
INCREASE (DECREASE) IN NET ASSETS

Operations:
    Net investment income (loss)                     $   267,106   $  799,627    $   (72,087)  $   170,126  $   45,776   $  165,720
    Net realized gain (loss) on
       investments                                       791,421       90,681        324,098        41,879      40,737       (8,405)
    Change in net unrealized gain (loss)
       on investments                                 (5,050,721)    (355,013)    (1,923,978)     (896,602)     14,957     (123,692)
                                                     ------------  ----------    -----------   -----------  ----------   ----------

Increase (decrease) in net assets from operations     (3,992,194)     535,295     (1,671,967)     (684,597)    101,470       33,623

Contractholder transactions
    Transfers of net premiums                            371,732    3,523,814        430,855     6,659,775     (97,423)     480,899
    Transfers from/to General Account
       and within Separate Account, net                  141,799    2,301,734        412,005     3,104,119     230,180      528,201
    Transfers on account of death                       (350,428)     (13,657)      (293,761)       (1,232)     (7,999)      (3,837)
    Transfers on account of other
       terminations                                     (586,047)    (612,178)      (459,666)     (540,809)   (359,146)    (145,618)
                                                     ------------  ----------    -----------   -----------  ----------   ----------
Net increase (decrease) in net assets derived from
    contractholder transactions                         (422,944)   5,199,713         89,433     9,221,853    (234,388)     859,645
                                                     ------------  ----------    -----------   -----------  ----------   ----------

Net increase (decrease) in net assets                 (4,415,138)   5,735,008     (1,582,534)    8,537,256    (132,918)     893,268

Balance at beginning of period                        15,307,573    9,572,565     10,553,072     2,015,816   2,980,998    2,087,730
                                                     ------------  ----------    -----------   -----------  ----------   ----------

Balance at end of period                             $10,892,435   $15,307,573   $ 8,970,538   $10,553,072  $2,848,080   $2,980,998
                                                     ===========   ===========   ===========   ===========  ==========   ==========


                                                               OPPENHEIMER                   PIMCO
                                                                   BOND                TOTAL RETURN BOND
                                                               SUB-ACCOUNT                SUB-ACCOUNT
                                                        --------------------------     ------------------
                                                                                          PERIOD FROM
                                                                                       MAY 10, 2001(a) TO
                                                         YEAR ENDED DECEMBER 31,          DECEMBER 31,
                                                           2001           2000                2001
                                                        -----------    -----------     ------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
    Net investment income (loss)                        $   426,739    $   384,582        $     30,212
    Net realized gain (loss) on
       investments                                          (57,966)       (69,583)             90,536
    Change in net unrealized gain (loss)
       on investments                                        78,516        (50,405)           (114,326)
                                                        -----------    -----------        ------------

Increase (decrease) in net assets from operations           447,289        264,594               6,422

Contractholder transactions
    Transfers of net premiums                               292,880        376,553          (1,224,357)
    Transfers from/to General Account
       and within Separate Account, net                     885,211       (127,750)          6,160,052
    Transfers on account of death                           (57,410)      (100,614)                 --
    Transfers on account of other
       terminations                                        (448,698)      (472,929)         (1,416,587)
                                                        -----------    -----------        ------------
Net increase (decrease) in net assets derived from
    contractholder transactions                             671,983       (324,740)          3,519,108
                                                        -----------    -----------        ------------

Net increase (decrease) in net assets                     1,119,272        (60,146)          3,525,530

Balance at beginning of period                            6,071,572      6,131,718                  --
                                                        -----------    -----------        ------------

Balance at end of period                                $ 7,190,844    $ 6,071,572        $  3,525,530
                                                        ===========    ===========        ============

(a) Commencement of operations

See notes to financial statements.

                    JPF VARIABLE ANNUITY SEPARATE ACCOUNT II
                           ANNUITY SEPARATE ACCOUNT OF
                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2001


NOTE A -- ORGANIZATION OF ACCOUNT

JPF Variable Annuity Separate Account II (formerly Alexander Hamilton Variable Annuity Separate Account) ("Account") was established by resolution of the Board of Directors of Alexander Hamilton Life Insurance Company of America ("AHL Insurance") on January 24, 1994. AHL Insurance merged into Jefferson Pilot Financial Insurance Company ("Sponsor") on August 1, 2000. The Account is registered as a unit investment trust under the Investment Company Act of 1940 to receive and invest payments made by purchasers of variable annuity contracts. The Account began conducting business on February 28, 1996.

Each sub-account reflects the investment performance of a specific underlying mutual fund. Subject to certaincoimitations and restrictions, a variable annuity contractholder may elect to have net purchase payments credited to any of the sub-accounts. Prior to the commencement of annuity payments, a contractholder may elect to transfer accumulation units among sub-accounts, subject to certain minimum transfer amounts. Contractholders may also transfer accumulation units after payments begin under a variable annuity payment option. No transfers are permitted under a fixed annuity payment option. Contractholders may also allocate purchase payments or transfer amounts into or out of the "Fixed Account", which is maintained in the general account of the Sponsor. The Sponsor guarantees that the fixed account accumulation value will accrue interest at an annual effective rate of not less than 3%, although the sponsor may, at its sole discretion, credit interest in excess of the guaranteed rate. The fixed account accumulation values ar enot charged a mortality and expense fee or an administrative fee.

In accordance with the terms of the contracts, the payments are invested in shares of Jefferson-Pilot Variable Fund (JPVF) International Equity, World Growth Stock, Emerging Growth, Capital Growth, Growth, Small Company, Value, Balanced, High Yield Bond, S&P 500 Index, Growth, Mid-Cap Growth, Mid-Cap Value, Small-Cap Value, and Money Market Portfolios, The American Century VIP International Fund, the AYCO Growth Fund, the Fidelity VIP II Contrafund, VIP Growth Fund, and VIP Equity-Income Fund, the MFS Research Series and MFS Utilities Series, the Oppenheimer Strategic Bond, Bond, and Capital Appreciation Funds, and PIMCO Total Return Bond Portfolio, at the net asset value of such shares on the date payments are received. The accumulation of net asset values at the date shares are acquired represents cost.

NOTE B -- SIGNIFICANT ACCOUNTING POLICIES

INVESTMENT VALUATION

The investments in the sub-accounts are carried in the Statement of Assets and Liabilities at net asset value, which is market value at December 31, 2001.

INVESTMENT INCOME AND TRANSACTIONS

Investment income consists of and is recognized on the ex-dividend date. All distributions received are reinvested in the respective sub-accounts. Investment transactions are accounted for on the date the order to buy or sell is executed (trade date). Realized investment gains and losses on investments are determined using average cost.

EXPENSES

In accordance with the provisions of the variable annuity contracts, specified amounts are set aside for the Sponsor to cover the assumption of mortality and expense risks, sales and administrative expenses, and state premium taxes. The mortality and expense fee is 1.25%, and the administrative expense charge is ..15% annually. There is also an annual administration fee, which is the lesser of $30 or 2% of the contract value on the last day of the year, which is recorded as a redemption in the accompanying statement of changes and net assets.

                  THE JPF VARIABLE ANNUITY SEPARATE ACCOUNT II
                           ANNUITY SEPARATE ACCOUNT OF
                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                DECEMBER 31, 2001

NOTE B -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Additionally, during the year ended December 31, 2001, JPVF portfolios paid management fees to Jefferson Pilot Investment Advisory Corporation, "JPIA," a registered investment advisor and wholly-owned subsidiary of Jefferson Pilot Corporation. The investment management agreement with JPIA provides for an annual fee based on a percentage of the average daily net asset value for each Portfolio as shown below:

--------------------------------------------------------------------------------------------------------------------------
JPVF                                                   FIRST $200             NEXT $1.10        OVER $1.30
PORTFOLIO                                                MILLION               BILLION           BILLION
--------------------------------------------------------------------------------------------------------------------------
Growth                                                    0.75%                 0.75%             0.75%
Emerging Growth                                           0.80%                 0.75%             0.70%
Mid-Cap Growth                                            0.90%                 0.90%             0.90%
Capital Growth*                                           1.00%                 0.95%             0.90%
Small Company                                             0.75%                 0.70%             0.65%
Mid-Cap Value                                             1.05%                 1.05%             1.05%
S&P 500 Index                                             0.24%                 0.24%             0.24%
Small-Cap Value                                           1.30%                 1.30%             1.30%
Value                                                     0.75%                 0.70%             0.65%
International Equity                                      1.00%                 1.00%             1.00%
World Growth Stock                                        0.75%                 0.70%             0.65%
Balanced                                                  0.75%                 0.70%             0.65%
High Yield Bond                                           0.75%                 0.75%             0.75%
Money Market                                              0.50%                 0.45%             0.40%

* Effective March 1, 2002, the investment advisory fee for the Capital Growth Portfolio will be reduced to 0.85% of the first $100 Million, 0.80% of the next $400 Million, and 0.75% over $500 Million of average daily net assets.

FEDERAL INCOME TAXES

Operations of the Account are taxed with those of the Sponsor. Under existing federal income tax law, no taxes are payable on the transactions of the Account.

USE OF ESTIMATES

The accompanying financial statements of the Account have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements requires management to make estimates that affect amounts reported in the financial statements and accompanying notes. Such estimates could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

NET ASSETS IN PAYOUT (ANNUITIZATION) PERIOD

A small portion of the net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using mortality assumptions and an assumed interest rate. For any particular policy, the mortality assumption will be based on the 1983a Individual Annuity Mortality Table. The assumed interest rate is 3.0%. The mortality risk is borne entirely by the Sponsor and may result in additional amounts being transferred into the variable annuity account by the Sponsor to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

NOTE C -- ACCUMULATION UNITS

Changes in the number of accumulation units are as follows:

                                                                        2001             2000
                                                                    ------------     ------------
                    JPVF GROWTH SUB-ACCOUNT
                    Units outstanding at beginning of period            535,068          152,294
                    Units purchased                                     159,005          554,732
                    Redemptions and charges                            (239,838)        (171,958)
                                                                    ------------     ------------
                    Units outstanding at end of period                  454,235          535,068

                    JPVF EMERGING GROWTH SUB-ACCOUNT
                    Units outstanding at beginning of period          1,049,872          642,670
                    Units purchased                                     250,607          582,356
                    Redemptions and charges                            (357,572)        (175,154)
                                                                    ------------     ------------
                    Units outstanding at end of period                  942,907        1,049,872

                    JPVF MID-CAP GROWTH SUB-ACCOUNT
                    Units outstanding at beginning of period                 --               --
                    Units purchased                                      37,888               --
                    Redemptions and charges                             (10,112)              --
                                                                    ------------     ------------
                    Units outstanding at end of period                   27,776               --

                    JPVF CAPITAL GROWTH SUB-ACCOUNT
                    Units outstanding at beginning of period          1,997,189        1,444,462
                    Units purchased                                     355,933          851,417
                    Redemptions and charges                            (609,918)        (298,690)
                                                                    ------------     ------------
                    Units outstanding at end of period                1,743,204        1,997,189

                    JPVF SMALL COMPANY SUB-ACCOUNT
                    Units outstanding at beginning of period            258,867          201,168
                    Units purchased                                     109,622          104,561
                    Redemptions and charges                             (90,215)         (46,862)
                                                                    ------------     ------------
                    Units outstanding at end of period                  278,274          258,867

                    JPVF MID-CAP VALUE SUB-ACCOUNT
                    Units outstanding at beginning of period                 --               --
                    Units purchased                                      45,354               --
                    Redemptions and charges                              (4,071)              --
                                                                    ------------     ------------
                    Units outstanding at end of period                   41,283               --

                    JPVF S&P 500 INDEX SUB-ACCOUNT
                    Units outstanding at beginning of period          2,286,125               --
                    Units purchased                                     301,466        2,759,503
                    Redemptions and charges                            (537,035)        (473,378)
                                                                    ------------     ------------
                    Units outstanding at end of period                2,050,556        2,286,125

                    JPVF SMALL-CAP VALUE SUB-ACCOUNT
                    Units outstanding at beginning of period                 --               --
                    Units purchased                                      72,962               --
                    Redemptions and charges                             (24,690)              --
                                                                    ------------     ------------
                    Units outstanding at end of period                   48,272               --

                                                                         2001                       2000
                                                                  -----------------          ------------------
          JPVF VALUE SUB-ACCOUNT
          Units outstanding at beginning of period                         658,346                     660,144
          Units purchased                                                  484,792                     162,322
          Redemptions and charges                                         (285,012)                   (164,120)
                                                                  -----------------          ------------------
          Units outstanding at end of period                               858,126                     658,346

          JPVF INTERNATIONAL EQUITY SUB-ACCOUNT
          Units outstanding at beginning of period                         479,932                     291,468
          Units purchased                                                  134,404                     252,155
          Redemptions and charges                                         (128,302)                    (63,691)
                                                                  -----------------          ------------------
          Units outstanding at end of period                               486,034                     479,932

          JPVF WORLD GROWTH SUB-ACCOUNT
          Units outstanding at beginning of period                         495,807                     380,523
          Units purchased                                                   93,012                     179,969
          Redemptions and charges                                         (111,169)                    (64,685)
                                                                  -----------------          ------------------
          Units outstanding at end of period                               477,650                     495,807

          JPVF BALANCED SUB-ACCOUNT
          Units outstanding at beginning of period                         859,049                     581,925
          Units purchased                                                  424,086                     370,855
          Redemptions and charges                                         (420,777)                    (93,731)
                                                                  -----------------          ------------------
          Units outstanding at end of period                               862,358                     859,049

          JPVF HIGH YIELD BOND SUB-ACCOUNT
          Units outstanding at beginning of period                         217,027                     191,983
          Units purchased                                                  757,296                      81,192
          Redemptions and charges                                         (679,298)                    (56,148)
                                                                  -----------------          ------------------
          Units outstanding at end of period                               295,025                     217,027

          JPVF MONEY MARKET SUB-ACCOUNT
          Units outstanding at beginning of period                       5,338,942                   9,740,414
          Units purchased                                               23,086,172                  16,852,333
          Redemptions and charges                                      (15,947,259)                (21,253,805)
                                                                  -----------------          ------------------
          Units outstanding at end of period                            12,477,855                   5,338,942

          AMERICAN CENTURY VP INT'L SUB-ACCOUNT
          Units outstanding at beginning of period                              --                          --
          Units purchased                                                   32,880                          --
          Redemptions and charges                                          (26,624)                         --
                                                                  -----------------          ------------------
          Units outstanding at end of period                                 6,256                          --

          AYCO GROWTH SUB-ACCOUNT
          Units outstanding at beginning of period                              --                          --
          Units purchased                                                   80,112                          --
          Redemptions and charges                                          (21,980)                         --
                                                                  -----------------          ------------------
          Units outstanding at end of period                                58,132                          --

                                                                         2001                         2000
                                                                  -------------------         ---------------------
          FIDELITY VIP GROWTH SUB-ACCOUNT
          Units outstanding at beginning of period                         1,415,553                       990,212
          Units purchased                                                    273,696                       651,195
          Redemptions and charges                                           (444,550)                     (225,854)
                                                                  -------------------         ---------------------
          Units outstanding at end of period                               1,244,699                     1,415,553

          FIDELITY VIP EQUITY INCOME SUB-ACCOUNT
          Units outstanding at beginning of period                           915,440                       759,940
          Units purchased                                                    297,796                       498,562
          Redemptions and charges                                           (194,500)                     (343,062)
                                                                  -------------------         ---------------------
          Units outstanding at end of period                               1,018,736                       915,440

          FIDELITY VIP II CONTRAFUND SUB-ACCOUNT
          Units outstanding at beginning of period                         1,002,723                       744,323
          Units purchased                                                    158,943                       440,445
          Redemptions and charges                                           (280,251)                     (182,045)
                                                                  -------------------         ---------------------
          Units outstanding at end of period                                 881,415                     1,002,723

          MFS RESEARCH SUB-ACCOUNT
          Units outstanding at beginning of period                           527,365                       417,781
          Units purchased                                                    126,760                       204,903
          Redemptions and charges                                           (159,473)                      (95,319)
                                                                  -------------------         ---------------------
          Units outstanding at end of period                                 494,652                       527,365

          MFS UTILITIES SUB-ACCOUNT
          Units outstanding at beginning of period                           962,966                       635,836
          Units purchased                                                    214,683                       433,009
          Redemptions and charges                                           (262,071)                     (105,879)
                                                                  -------------------         ---------------------
          Units outstanding at end of period                                 915,578                       962,966

          OPPENHEIMER CAPITAL APPRECIATION SUB-ACCOUNT
          Units outstanding at beginning of period                           847,746                       159,326
          Units purchased                                                    378,245                       831,159
          Redemptions and charges                                           (391,515)                     (142,739)
                                                                  -------------------         ---------------------
          Units outstanding at end of period                                 834,476                       847,746

          OPPENHEIMER STRATEGIC BOND SUB-ACCOUNT
          Units outstanding at beginning of period                           290,791                       206,127
          Units purchased                                                    185,312                       124,232
          Redemptions and charges                                           (207,406)                      (39,568)
                                                                  -------------------         ---------------------
          Units outstanding at end of period                                 268,697                       290,791

          OPPENHEIMER BOND SUB-ACCOUNT
          Units outstanding at beginning of period                           519,664                       549,107
          Units purchased                                                    276,999                       126,421
          Redemptions and charges                                           (217,658)                     (155,864)
                                                                  -------------------         ---------------------
          Units outstanding at end of period                                 579,005                       519,664

                                                                 2001                          2000
                                                            ----------------              ---------------
         PIMCO Total Return Bond Sub-account
         Units outstanding at beginning of period                        --                           --
         Units purchased                                            582,032                           --
         Redemptions and charges                                   (245,473)                          --
                                                            ----------------              ---------------
         Units outstanding at end of period                         336,559                           --

NOTE D -- PURCHASES AND SALES OF INVESTMENTS

The COST of purchases and proceeds from sales of investments for the year ended December 31, 2001 were as follows:

                                                               PURCHASES                       SALES
                                                            ----------------              ---------------
JPVF Growth Sub-account                                         $ 2,947,739                  $ 4,064,129
JPVF Emerging Growth Sub-account                                  6,173,521                    3,961,464
JPVF Mid-Cap Growth Sub-account                                     284,622                       75,008
JPVF Capital Growth Sub-account                                   5,882,538                    8,394,075
JPVF Small Company Sub-account                                      627,371                      491,068
JPVF Mid-Cap Value Sub-account                                      384,539                       38,851
JPVF S&P 500 Index Sub-account                                    2,088,886                    5,152,904
JPVF Small-Cap Value Sub-account                                    709,507                      218,436
JPVF Value Sub-account                                            5,544,114                    2,412,515
JPVF International Equity Sub-account                               960,871                      914,454
JPVF World Growth Stock Sub-account                               1,716,844                    1,025,560
JPVF Balanced Sub-account                                         6,951,827                    5,832,205
JPVF High Yield Bond Sub-account                                  8,412,477                    7,251,554
JPVF Money Market Sub-account                                    23,634,651                   14,626,439
American Century VP International Sub-account                       309,155                      213,906
AYCO Growth Sub-account                                             653,955                      130,763
Fidelity VIP Growth Sub-account                                   3,390,258                    4,294,273
Fidelity VIP Equity-Income Sub-account                            3,370,009                    1,512,038
Fidelity VIP II Contrafund Sub-account                            1,491,389                    2,619,968
MFS Research Sub-account                                          1,696,429                    1,324,628
MFS Utilities Sub-account                                         3,397,057                    2,310,641
Oppenheimer Capital Appreciation Sub-account                      3,943,113                    2,840,928
Oppenheimer Strategic Sub-account                                 1,882,496                    1,787,767
Oppenheimer Bond Sub-account                                      3,311,281                    2,212,025
PIMCO Total Return Bond Sub-account                               5,873,824                    1,012,643
                                                            ----------------              ---------------

         Total                                                 $ 95,638,473                 $ 74,718,242
                                                            ================              ===============

NOTE E -- INVESTMENTS

The following is a summary of fund shares owned by the respective sub-accounts of the Separate Account and the related net asset values at December 31, 2001.

                                                                                       NET ASSET VALUE
                                                                          SHARES          PER SHARE
                                                                        ----------     ---------------
JPVF Growth Sub-Account                                                   723,564        $ 12.802490

JPVF Emerging Growth Sub-account                                          929,214          14.720720

JPVF Mid-Cap Growth Sub-account                                            27,708           8.583180

JPVF Capital Growth Sub-account                                         1,383,588          22.468020

JPVF Small Company Sub-account                                            145,253          13.763240

JPVF Mid-Cap Value Sub-account                                             40,738           9.923390

JPVF S&P 500 Index Sub-account                                          3,065,605           7.969400

JPVF Small-Cap Value Sub-account                                           46,484          11.071910

JPVF Value Sub-account                                                    686,791          19.517050

JPVF International Equity Sub-account                                     535,333           8.796500

JPVF World Growth Sub-account                                             291,970          20.422030

JPVF Balanced Sub-account                                               1,159,793          12.339660

JPVF High Yield Sub-account                                               458,815           7.196620

JPVF Money Market Sub-account                                           1,375,776          10.980060

American Century VP Int'l Sub-account                                       8,359           6.590000

AYCO Large-Cap Growth Sub-account                                          52,373           9.440000

Fidelity VIP Growth Sub-account                                           468,540          33.610000

Fidelity VIP Equity-Income Sub-account                                    531,493          22.750000

Fidelity VIP II Contrafund Sub-account                                    528,942          20.130000

MFS Research Series Sub-account                                           366,283          14.320000

MFS Utilities Series Sub-account                                          682,911          15.950000

Oppenheimer Capital Appreciation Sub-account                              245,230          36.580000

Oppenheimer Strategic Bond Sub-account                                    616,467           4.620000

Oppenheimer Bond Sub-account                                              641,467          11.210000

PIMCO Total Return Bond Sub-account                                       356,474           9.890000

For federal income tax purposes, the cost of shares owned at December 31, 2001 is the same as for financial reporting purposes.

NOTE G -- FINANCIAL HIGHLIGHTS

A summary of unit values and units outstanding for variable annuity contracts, investment income ratio, the expense ratios (excluding expenses of the underlying funds), and total return for 2001 follows:

                                        BEGINNING OF PERIOD            AT DECEMBER 31               FOR THE YEAR ENDED DECEMBER 31,
                                        -------------------  -----------------------------------  ---------------------------------
                                                UNIT                       UNIT                    INVESTMENT    EXPENSE    TOTAL
                                            FAIR VALUE         UNITS     FAIR VALUE  NET ASSETS   INCOME RATIO*  RATIO**  RETURN***
                                        -------------------  -----------------------------------  ---------------------------------
    JPVF Growth Sub-account
          2001                                $31.221           454,235   $ 20.395   $ 9,263,426     0.00%(c)     1.25%     -34.68%

    JPVF Emerging Growth Sub-account
          2001                                $22.690           943,508     14.499    13,678,690     0.00%(c)     1.25%     -36.10%

    JPVF Mid-Cap Growth Sub-account
          5/9/01(a)                           $10.000            27,776      8.563       237,827     0.00%(c)     1.25%(b)  -14.37%

    JPVF Capital Growth Sub-account
          2001                                $24.165         1,744,351     17.823    31,086,493     0.00%(c)     1.25%     -26.24%

    JPVF Small Company Sub-account
          2001                                 $7.849           278,274      7.185     1,999,157     0.00%(c)     1.25%      -8.46%

    JPVF Mid-Cap Value Sub-account
          5/10/01(a)                          $10.000            41,283      9.793       404,254     0.00%(c)     1.25%(b)   -2.07%

    JPVF S&P 500 Index Sub-account
          2001                                $13.726         2,055,329     11.888    24,431,030     0.74%        1.25%     -13.39%

    JPVF Small-Cap Value Sub-account
          6/20/01(a)                          $10.000            48,272     10.663     2,323,493     0.00%(c)     1.25%(b)    6.63%

    JPVF Value Sub-account
          2001                                $15.577           859,378     15.599    13,404,130     0.99%        1.25%       0.14%

    JPVF International Equity Sub-account
          2001                                $12.756           486,034      9.689     4,709,058     0.00%(c)     1.25%     -24.04%

    JPVF World Growth Sub-account
          2001                                $13.527           477,650     12.484     5,962,613     1.66%        1.25%      -7.71%

    JPVF Balanced Sub-account
          2001                                $17.563           863,353     16.578    14,311,451     2.67%        1.25%      -5.61%

    JPVF High Yield Bond Sub-account
          2001                                $10.973           295,025     11.193     3,301,919     7.82%        1.25%       2.01%

    JPVF Money Market Sub-account
          2001                                 $1.183        12,477,855      1.211    15,106,103     3.09%        1.25%       2.34%

    American Century VP Int'l Sub-account
          6/20/01(a)                          $10.000             6,256      8.804        55,085     0.00%(c)     1.25%(b)  -11.96%

    AYCO Growth Sub-account
          5/9/01(a)                           $10.000            58,132      8.505       494,396     0.82%(b)     1.25%(b)  -14.95%

(a)  Commencement of operations
(b)  Annualized
(c)  No dividend income during period

                                           BEGINNING OF PERIOD          AT DECEMBER 31              FOR THE YEAR ENDED DECEMBER 31,
                                           ------------------- ----------------------------------  ---------------------------------
                                                 UNIT                       UNIT                    INVESTMENT    EXPENSE    TOTAL
                                              FAIR VALUE         UNITS    FAIR VALUE   NET ASSETS  INCOME RATIO*  RATIO**  RETURN***
                                           ------------------- ----------------------------------  ---------------------------------
Fidelity VIP Growth Sub-account
          2001                                  $15.579        1,244,699   $ 12.653   $15,747,640      0.09%       1.25%     -18.78%

Fidelity VIP Equity-Income Sub-account
          2001                                  $12.663        1,018,736     11.870    12,091,459      1.63%       1.25%      -6.26%

Fidelity VIP-II Contrafund Sub-account
          2001                                  $13.940          882,627     12.065    10,647,597      0.88%       1.25%     -13.45%

MFS Research Series Sub-account
          2001                                  $13.654          494,652     10.605     5,245,168      0.29%       1.25%     -22.33%

MFS Utilities Series Sub-account
          2001                                  $15.896          916,752     11.883    10,892,435      3.36%       1.25%     -25.25%

Oppenheimer Capital Apprec./VA Sub-account
          2001                                  $12.448          835,883     10.733     8,970,538      0.69%       1.25%     -13.78%

Oppenheimer Strategic Bond/VA Sub-account
          2001                                  $10.251          268,697     10.600     2,848,080      2.74%       1.25%       3.41%

Oppenheimer Bond/VA Sub-account
          2001                                  $11.684          579,005     12.420     7,190,844      7.04%       1.25%       6.30%

PIMCO Total Return Bond Sub-account
          5/10/01(a)                            $10.000          336,559     10.474    3,525,530      4.29%(b)    1.25%(b)    4.74%

(a)  Commencement of operations
(b)  Annualized

* These amounts represent the dividends, excluding distributions of capital gains received by the sub-account from the underlying mutual fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invest.

** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicates the commencement date of that investment option in the variable account. The unit value at commencement date is $10. The total return is calculated for the period ended December 31, 2001.

          JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARIES

                    AUDITED CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2001 AND 2000 AND FOR THE THREE YEARS ENDED DECEMBER 31, 2001


CONTENTS

Report of Independent Auditors                                               F-1
Consolidated Balance Sheets                                                  F-2
Consolidated Statements of Income                                            F-4
Consolidated Statements of Stockholder's Equity                              F-5
Consolidated Statements of Cash Flows                                        F-6
Notes to Consolidated Financial Statements                                   F-7

                       THIS PAGE INTENTIONALLY LEFT BLANK

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Jefferson Pilot Financial Insurance Company and Subsidiaries

We have audited the accompanying consolidated balance sheets of Jefferson Pilot Financial Insurance Company (a wholly-owned subsidiary of Jefferson-Pilot Corporation) and subsidiaries as of December 31, 2001 and 2000, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Jefferson Pilot Financial Insurance Company and subsidiaries at December 31, 2001 and 2000, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States.

As discussed in Note 2 to the financial statements, in 2001 the Company changed its method of accounting for derivative financial instruments.


                                             /s/ Ernst & Young LLP


Greensboro, North Carolina
February 4, 2002

          JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

                    (IN THOUSANDS, EXCEPT FOR SHARE AMOUNTS)


                                                                                                         DECEMBER 31,
                                                                                                ------------------------------
                                                                                                    2001               2000
                                                                                                -----------        -----------
ASSETS
Invested assets:
   Debt securities available-for-sale, at fair value (amortized cost
      2001-$7,690,285 and 2000-$7,908,166)                                                      $ 7,795,093        $ 7,895,890
   Debt securities held-to-maturity, at amortized cost (fair value
      2001-$1,458,334 and 2000-$1,546,741)                                                        1,433,827          1,538,991
   Equity securities available-for-sale, at fair value (cost 2001-$12,563
      and 2000-$17,163)                                                                              14,519             21,168
   Policy loans                                                                                     661,241            674,936
   Mortgage loans on real estate                                                                  1,200,040          1,168,188
   Real estate                                                                                       38,882             38,251
   Other investments                                                                                 19,835             11,900
                                                                                                -----------        -----------
Total investments                                                                                11,163,437         11,349,324

Cash and cash equivalents                                                                           154,699              4,244
Accrued investment income                                                                           154,276            160,080
Due from reinsurers                                                                               1,321,669          1,341,758
Deferred policy acquisition costs                                                                   560,285            469,637
Value of business acquired                                                                          659,634            739,575
Goodwill, net of accumulated amortization (2001-$38,648
   and 2000-$29,369)                                                                                269,952            279,017
Property and equipment, net of accumulated depreciation
   (2001-$29,580 and 2000-$36,890)                                                                   28,096             32,928
Assets held in separate accounts                                                                  1,546,760          1,603,235
Other assets                                                                                         92,398            165,020
                                                                                                -----------        -----------
                                                                                                $15,951,206        $16,144,818
                                                                                                ===========        ===========

See notes to consolidated financial statements.

                                                                                                         DECEMBER 31,
                                                                                                ------------------------------
                                                                                                   2001               2000
                                                                                                -----------        -----------
LIABILITIES
Policy liabilities:
   Policyholder contract deposits                                                               $10,039,459        $10,287,312
   Future policy benefits                                                                         1,217,947          1,289,323
   Policy and contract claims                                                                       141,193            130,862
   Premiums paid in advance                                                                           3,962              4,606
   Other policyholder funds                                                                         281,269            203,007
                                                                                                -----------        -----------
Total policy liabilities                                                                         11,683,830         11,915,110

Deferred federal income taxes                                                                        38,445                102
Payable to affiliates                                                                                51,220            120,570
Liabilities related to separate accounts                                                          1,546,760          1,603,235
Securities sold under repurchase agreements                                                         191,330            172,778
Accrued expenses and other liabilities                                                              199,802            205,415
                                                                                                -----------        -----------
                                                                                                 13,711,387         14,017,210

Commitments and contingencies

STOCKHOLDER'S EQUITY
   Common stock, par value $5 per share, 600,000 shares authorized,
      issued and outstanding                                                                          3,000              3,000
   Paid in capital                                                                                1,714,440          1,714,226
   Retained earnings                                                                                477,179            413,289
   Accumulated other comprehensive income                                                            45,200             (2,907)
                                                                                                -----------        -----------
                                                                                                  2,239,819          2,127,608
                                                                                                -----------        -----------
                                                                                                $15,951,206        $16,144,818
                                                                                                ===========        ===========

See notes to consolidated financial statements.

                       CONSOLIDATED STATEMENTS OF INCOME

                                 (IN THOUSANDS)

                                                                                             YEAR ENDED DECEMBER 31,
                                                                                   --------------------------------------------
                                                                                      2001             2000             1999
                                                                                   ----------       ----------       ----------
REVENUES
Premiums and other considerations                                                  $1,059,086       $  946,074       $  446,917
Net investment income                                                                 809,275          831,743          726,928
Realized investment losses                                                            (54,729)         (12,866)          (4,333)
                                                                                   ----------       ----------       ----------
Total revenues                                                                      1,813,632        1,764,951        1,169,512

BENEFITS AND EXPENSES
Policy benefits and claims                                                          1,132,428        1,046,736          649,388
Commissions, net of deferrals                                                          32,482           17,398           14,896
General and administrative expenses, net of deferrals                                  89,021           91,149           39,275
Taxes, licenses and fees                                                               41,576           44,775           28,334
Amortization of intangibles                                                           174,678          190,608          118,368
                                                                                   ----------       ----------       ----------
Total benefits and expenses                                                         1,470,185        1,390,666          850,261
                                                                                   ----------       ----------       ----------
Income before federal income taxes and cumulative effect
   of change in accounting principle                                                  343,447          374,285          319,251

Federal income tax expense:
   Current                                                                            108,703          104,643           69,694
   Deferred                                                                            12,468           31,317           45,076
                                                                                   ----------       ----------       ----------
      Income taxes                                                                    121,171          135,960          114,770
                                                                                   ----------       ----------       ----------
Net income before cumulative effect of change
   in accounting principal                                                            222,276          238,325          204,481
Cumulative effect of change in accounting for derivative
   instruments, net of income taxes                                                     1,614               --               --
                                                                                   ----------       ----------       ----------
Net income                                                                         $  223,890       $  238,325       $  204,481
                                                                                   ==========       ==========       ==========

See notes to consolidated financial statements.

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                 (IN THOUSANDS)

                                                                                                                        TOTAL
                                                COMMON       PAID IN         RETAINED       ACCUMULATED OTHER       STOCKHOLDER'S
                                                STOCK        CAPITAL         EARNINGS     COMPREHENSIVE INCOME          EQUITY
                                               --------     ----------     -----------    --------------------      -------------
BALANCE, DECEMBER 31, 1998                      $3,000      $1,288,454      $ 330,483           $ 106,157            $1,728,094
Net income                                          --              --        204,481                  --               204,481
Other comprehensive income                          --              --             --            (207,370)             (207,370)
                                                                                                                     ----------
   Comprehensive income                                                                                                  (2,889)
Less dividends paid                                 --              --       (100,000)                 --              (100,000)
Acquisition of GLIC                                 --         425,884             --                  --               425,884
                                               ----------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1999                       3,000       1,714,338        434,964            (101,213)            2,051,089
Net income                                          --              --        238,325                  --               238,325
Other comprehensive income                          --              --             --              98,306                98,306
                                                                                                                     ----------
   Comprehensive income                                                                                                 336,631
Less dividends paid                                 --              --       (260,000)                 --              (260,000)
Purchase price adjustment                           --            (112)            --                  --                  (112)
                                               ----------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2000                       3,000       1,714,226        413,289              (2,907)            2,127,608
Net income                                          --              --        223,890                  --               223,890
Change in fair value of derivative
   financial instruments, net of
   income taxes                                     --              --             --               3,744                 3,744
Unrealized gain on available for sale
   securities, net of income taxes                  --              --             --              44,363                44,363
                                                                                                                     ----------
   Comprehensive income                                                                                                 271,997
Capital contribution from parent                    --             214             --                  --                   214
Less dividends paid                                 --              --       (160,000)                 --              (160,000)
                                               ----------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2001                      $3,000      $1,714,440      $ 477,179           $  45,200            $2,239,819
                                               ==================================================================================

See notes to consolidated financial statements.

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                 (IN THOUSANDS)

                                                                                             YEAR ENDED DECEMBER 31,
                                                                                   --------------------------------------------
                                                                                      2001             2000             1999
                                                                                   ----------       ----------       ----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                         $  223,890       $  238,325       $  204,481
Adjustments to reconcile net income to net cash provided
   by operating activities:
   Change in policy liabilities other than deposits                                    95,039           30,576            6,635
   Credits to policyholder accounts, net                                              (10,261)          19,747           52,210
   Deferral of policy acquisition costs, net                                         (112,068)        (139,312)        (105,561)
   Change in receivables and asset accruals                                            18,888           11,152             (450)
   Change in payables and expense accruals                                            (74,339)          57,539           59,476
   Realized investment losses                                                          54,729           12,866            4,333
   Depreciation and amortization                                                        7,927           14,052           20,915
   Amortization of value of business acquired, net                                     56,386           89,913           60,636
   Other                                                                              (37,053)          43,292           36,804
                                                                                   ----------       ----------       ----------
Net cash provided by operating activities                                             223,138          378,150          339,479
                                                                                   ----------       ----------       ----------

CASH FLOWS FROM INVESTING ACTIVITIES
Securities available-for-sale:
   Sales                                                                              202,408          686,711          690,758
   Maturities, calls and redemptions                                                  691,446          534,078          691,801
   Purchases                                                                         (709,233)        (981,389)      (1,574,808)
Securities held-to-maturity:
   Sales                                                                               17,264           10,992            4,868
   Maturities, calls and redemptions                                                  216,418          333,655          286,844
   Purchases                                                                         (144,395)        (104,001)          (3,640)
Repayments of mortgage loans                                                           61,955           46,642           40,859
Mortgage loans originated                                                             (90,116)         (97,590)        (279,375)
Decrease (increase) in policy loans, net                                               44,492          (28,495)         (22,168)
Other investing activities, net                                                        (7,253)          (1,140)           5,896
                                                                                   ----------       ----------       ----------
Net cash provided by (used in) investing activities                                   282,986          399,463         (158,965)
                                                                                   ----------       ----------       ----------

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder contract deposits                                                        841,413          838,382          834,017
Withdrawals of policyholder contract deposits                                      (1,055,634)      (1,377,548)        (965,290)
Net proceeds (payments) from securities sold under
   repurchase agreements                                                               18,552         (129,580)         151,986
Cash dividends paid                                                                  (160,000)        (260,000)        (100,000)
Other financing activities, net                                                            --           (1,295)          (4,184)
                                                                                   ----------       ----------       ----------
Net cash used in financing activities                                                (355,669)        (930,041)         (83,471)
                                                                                   ----------       ----------       ----------
Net increase (decrease) in cash and cash equivalents                                  150,455         (152,428)          97,043
Cash of GLIC at date of acquisition                                                        --               --           44,966
Cash and cash equivalents, beginning of period                                          4,244          156,672           14,663
                                                                                   ----------       ----------       ----------
Cash and cash equivalents, end of period                                           $  154,699       $    4,244       $  156,672
                                                                                   ==========       ==========       ==========

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid                                                                  $  118,892       $  126,135       $   52,874
                                                                                   ==========       ==========       ==========
Interest paid                                                                      $    8,718       $   10,412       $   12,744
                                                                                   ==========       ==========       ==========

See notes to consolidated financial statements.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

1. DESCRIPTION OF ENTERPRISE
PRINCIPLES OF CONSOLIDATION
The consolidated financial statements presented herein represent the merger of three insurance companies that previously were affiliated through a common parent. The merger (reorganization of affiliates) under the common parent was accounted for on a basis similar to a pooling-of-interests utilizing the parent's historical basis. The historical accounting basis includes the "pushed down" effect of purchase accounting utilized by the common parent to the three individual companies. The merger was effective August 1, 2000, and included no additional consideration. The parties to the merger include Jefferson Pilot Financial Insurance Company (the Company or JPFIC), the survivor in the reorganization, acquired by the common parent Jefferson-Pilot Corporation (JPCorp) effective April 30, 1997, Alexander Hamilton Life Insurance Company of America (AHL), acquired by JPCorp in 1995 and Guarantee Life Insurance Company
(GLIC), a wholly-owned subsidiary of The Guarantee Life Companies, Inc., (TGLCI) which was acquired by JPCorp effective December 30, 1999. The financial statements presented include the periods for which each of the three companies were affiliated through common ownership by JPCorp. In addition, the Company's principal subsidiary is Jefferson Pilot LifeAmerica Insurance Company (JPLA). Significant intercompany transactions have been eliminated in consolidation.

NATURE OF BUSINESS
The Company is wholly-owned by JPCorp. The Company and its subsidiaries are principally engaged in the sale of individual life insurance products, individual annuity products, individual investment products, and worksite and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents throughout the Unites States.

GLIC was acquired by JPCorp through the acquisition of its parent on December 30, 1999 for an aggregate purchase price of $426 million. The acquisition resulted in $105 million of goodwill and $202 million of value of business acquired.

The following proforma results of operations for the year ended December 31, 1999, assume that the GLIC acquisition occurred as of January 1, 1999. The proforma results have been prepared for comparative purposes only and do not purport to indicate the results of operations which would have actually been reported had the acquisition occurred on January 1, 1999, or which may occur in the future (IN THOUSANDS):

             Net revenues                            $1,665,614
             Net income                              $  207,136

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
BASIS OF PRESENTATION
The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States
(GAAP). The Company also submits financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices (SAP) and are significantly different from financial statements prepared in accordance with GAAP. See Note 7.

USE OF ESTIMATES
The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are asset valuation allowances, policy liabilities, deferred policy acquisition costs and the potential effects of resolving litigated matters.

CASH AND CASH EQUIVALENTS
The Company includes with cash and cash equivalents its holdings of short-term investments that mature within three months of the date of acquisition.

DEBT AND EQUITY SECURITIES
Debt securities are classified as either securities held-to-maturity, stated at amortized cost, or as securities available-for-sale, stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs.

Equity securities are classified as securities available-for-sale, stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs.

Amortization of premiums and accrual of discounts on investments in debt securities are reflected in earnings over the contractual terms of the investments in a manner that produces a constant effective yield. Realized gains and losses on dispositions of securities are determined by the specific identification method.

MORTGAGE AND POLICY LOANS
Mortgage loans on real estate are stated at the unpaid balances, net of estimated unrecoverable amounts. In addition to a general estimated allowance, an allowance for unrecoverable amounts is provided when a mortgage loan becomes impaired. Mortgage loans are considered impaired when it becomes probable the Company will be unable to collect the total amount due, including principal and interest, according to contractual terms. The impairment is measured based upon the present value of expected cash flows discounted at the effective interest rate on both a loan by loan basis and by measuring aggregated loans with similar risk characteristics. Interest on mortgage loans is recorded until collection is deemed improbable. Policy loans are stated at their unpaid balances.

REAL ESTATE AND OTHER INVESTMENTS
Real estate not acquired by foreclosure is stated at cost less accumulated depreciation. Real estate acquired by foreclosure is stated at the lower of depreciated cost or fair value minus estimated costs to sell. Real estate, primarily buildings, is depreciated principally by the straight-line method over estimated useful lives generally ranging from 15 to 45 years. Accumulated depreciation was $25 million and $22 million at December 31, 2001 and 2000. Other investments are stated at equity or the lower of cost or market, as appropriate.

PROPERTY AND EQUIPMENT
Property and equipment is stated at cost less accumulated depreciation and is depreciated principally by the straight-line method over estimated useful lives. The estimated useful lives for buildings are generally 30 to 50 years and approximately 10 years for other property and equipment.

DEFERRED POLICY ACQUISITION COSTS
Costs related to obtaining new and renewal business, including commissions, certain costs of underwriting and issuing policies, certain agency office expenses, and first year bonus interest on annuities, all of which vary with and are primarily related to the production of new and renewal business, have been deferred.

Deferred policy acquisition costs for traditional life insurance polices are amortized over the premium paying periods of the related contracts using the same assumptions for anticipated premium revenue that are used to compute liabilities for future policy benefits. For universal life and annuity products, these costs are amortized at a constant rate based on the present value of the estimated future gross profits to be realized over the terms of the contracts, not to exceed 25 years.

Value of business acquired represents the actuarially determined present value of anticipated profits to be realized from life insurance and annuity business purchased, using the same assumptions used to value the related liabilities. Amortization of the value of business acquired occurs over the related contract periods, using current crediting rates to accrete interest and a constant amortization rate based on the present value of expected future profits.

The carrying amounts of deferred policy acquisition costs and value of business acquired are adjusted for the effect of non-credit related realized gains and losses, credit related gains, and the effects of unrealized gains and losses on debt securities classified as available-for-sale. Deferred policy acquisition costs and value of business acquired are not adjusted for the effect of credit related losses, rather as a part of the investment income allocation process a charge is made against investment income earned. This charge is based upon the credit quality of the assets supporting the insurance business and is meant to replicate the expected credit losses that will emerge over a period of years.

Both deferred policy acquisition costs and value of business acquired are reviewed periodically to determine that the unamortized portion does not exceed the expected recoverable amounts. No impairment adjustments have been reflected in the results of operations for the years presented.

GOODWILL
Through December 31, 2001, goodwill was amortized on a straight-line basis over periods of 30 to 35 years. Accumulated amortization was $38.6 million and $29.4 million at December 31, 2001 and 2000. Carrying amounts are regularly reviewed for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator, or unanticipated competition would cause the Company to review carrying amounts of goodwill for impairment. When considered impaired, the carrying amounts are written down using a combination of fair value and discounted cash flows. Effective January 1, 2002, the Company will adopt Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets", which primarily addresses the accounting for goodwill and intangible assets subsequent to their acquisition. See further discussion under New Accounting Pronouncements below.

SEPARATE ACCOUNTS
Separate account assets and liabilities represent funds segregated for the benefit of certain policyholders who bear the investment risk. The separate account assets and liabilities, which are equal, are recorded at fair value. Policyholder account deposits and withdrawals, investment income and realized investment gains and losses are excluded from the amounts reported in the accompanying consolidated statements of income. Fees charged on policyholders' accounts are included in other considerations.

RECOGNITION OF REVENUE
Premiums on traditional life insurance products are reported as revenue when received unless received in advance of the due date.

Premiums on accident and health, disability and dental insurance are reported as earned, over the contract period. A reserve is provided for the portion of premiums written which relates to unexpired coverage terms.

Revenue from universal life-type and annuity products includes charges for the cost of insurance, initiation and administration of the policy and surrender of the policy. Revenue from these products is recognized in the year assessed to the policyholder, except that any portion of an assessment which relates to services to be provided in future years is deferred and recognized over the period during which services are provided.

RECOGNITION OF BENEFITS AND EXPENSES
Benefits and expenses, other than deferred policy acquisition costs, related to traditional life, accident and health, disability and dental insurance products are recognized when incurred in a manner designed to match them with related premiums and spread income recognition over expected policy lives. For universal life-type and annuity products, benefits include interest credited to policyholders' accounts, which is recognized as it accrues.

FUTURE POLICY BENEFITS
Liabilities for future policy benefits on traditional life and disability insurance are computed by the net level premium valuation method based on assumptions about future investment yield, mortality, morbidity and persistency. Estimates about future circumstances are based principally on historical experience and provide for possible adverse deviations.

POLICYHOLDER CONTRACT DEPOSITS
Policyholder contract deposits consist of policy values that accrue to holders of universal life-type contracts and annuities. The liability is determined using the retrospective deposit method and consists of policy values that accrue to the benefit of the policyholder, before deduction of surrender charges.

POLICY AND CONTRACT CLAIMS
The liability for policy and contract claims consists of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported, which is based on historical experience, adjusted for trends and circumstances. Management believes that the recorded liability is sufficient to provide for claims incurred through the balance sheet date and the associated claims adjustment expenses.

REINSURANCE BALANCES AND TRANSACTIONS
Reinsurance receivables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder contract deposits. The cost of reinsurance is accounted for over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies.

INCOME TAXES
The Company and its subsidiaries file a consolidated life federal income tax return. Deferred income taxes are recorded on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements. Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.

RECLASSIFICATIONS
Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform with the presentations adopted in the current year. These reclassifications have no effect on net income or stockholders' equity of the prior years.

NEW ACCOUNTING PRONOUNCEMENTS
Effective January 1, 2001, the Company adopted SFAS 133, "Accounting for Derivative Instruments and for Hedging Activities" and SFAS 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities" (collectively referred to as SFAS 133). SFAS 133 requires all derivatives to be recorded on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through earnings. If the derivative is a hedge, changes in its fair value are either offset against the change in fair value of assets, liabilities or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value is immediately recognized in earnings. The adoption of SFAS 133 on January 1, 2001 resulted in a cumulative effect of an accounting change of $1.6 million net of related income tax expense of $869 thousand being recognized as income in the accompanying consolidated statement of income. There was no cumulative effect recognized in other comprehensive income related to the Company's interest rate swaps, used as cash flow hedges, because these swaps were carried at fair value prior to adoption of SFAS 133. See Note 4 for a complete discussion of the Company's derivative instruments.

In June 2001, the FASB issued Statement of Financial Accounting Standards No. 141, "Business Combinations" (SFAS 141) and Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" (SFAS 142). SFAS 141 requires that all business combinations initiated after June 30, 2001, be accounted for under the purchase method of accounting and establishes specific criteria for the recognition of intangible assets separately from goodwill. SFAS 142 primarily addresses the accounting for goodwill and intangible assets subsequent to their acquisition. Upon adoption, goodwill and certain other intangible assets will no longer be amortized. The Company will also be required to evaluate all existing goodwill and intangible assets with indefinite lives for impairment at least annually at the reporting unit level. The Company does not expect to incur significant impairment losses upon adoption of this accounting standard.

Based on current levels of amortization expense, the Company estimates that the elimination of goodwill expense will positively impact net income by approximately $9 million.

In June 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 143, "Accounting for Asset Retirement Obligations" (SFAS 143) which is effective for fiscal years beginning after June 15, 2002. The Statement requires legal obligations associated with the retirement of long-lived assets to be recognized at their fair value at the time that the obligations are incurred. The Company will adopt SFAS 143 on January 1, 2003, and does not believe that the impact of adoption will have a significant impact on the Company's financial position or results of operations.

In August 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" (SFAS 144) which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supercedes SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of", and APB Opinion No. 30, "Reporting the Results of Operations" for a disposal of a segment of a business. SFAS 144 is effective for fiscal years beginning after December 15, 2001. The Company will adopt the Statement as of January 1, 2002 and it does not believe adoption of the Statement will have a significant impact on the Company's financial position or results of operations.

3. INVESTED ASSETS
Aggregate amortized cost, aggregate fair value and gross unrealized gains and losses of debt securities were as follows (IN THOUSANDS):

                                                                                    DECEMBER 31, 2001
                                                                 --------------------------------------------------------
                                                                                   GROSS          GROSS
                                                                  AMORTIZED      UNREALIZED     UNREALIZED        FAIR
                                                                    COST           GAINS         (LOSSES)         VALUE
                                                                 ----------      ----------     ----------     ----------
AVAILABLE-FOR-SALE CARRIED AT FAIR VALUE
U.S. Treasury obligations and direct obligations of
   U.S. government agencies                                      $  108,713      $    7,300     $        0     $  116,013
Federal agency issued mortgaged-backed securities                 1,481,518          61,316         (1,255)     1,541,579
Obligations of states and political subdivisions                     14,472             303           (577)        14,198
Corporate obligations                                             4,830,322         160,265       (160,471)     4,830,116
Corporate private-labeled mortgage-backed securities              1,242,848          53,947        (16,388)     1,280,407
Redeemable preferred stocks                                          12,412             609           (241)        12,780
                                                                 ----------      ----------     ----------     ----------
Debt securities available-for-sale                               $7,690,285      $  283,740     $ (178,932)    $7,795,093
                                                                 ==========      ==========     ==========     ==========

HELD-TO-MATURITY CARRIED AT AMORTIZED COST
Obligations of states and political subdivisions                 $   10,491      $       45     $      (54)    $   10,482
Corporate obligations                                             1,386,975          46,175        (23,736)     1,409,414
Affiliate bonds                                                      36,361           2,077             --         38,438
                                                                 ----------      ----------     ----------     ----------
Debt securities held-to-maturity                                 $1,433,827      $   48,297     $  (23,790)    $1,458,334
                                                                 ==========      ==========     ==========     ==========

                                                                                    DECEMBER 31, 2000
                                                                 --------------------------------------------------------
                                                                                    GROSS         GROSS
                                                                  AMORTIZED      UNREALIZED     UNREALIZED        FAIR
                                                                    COST           GAINS         (LOSSES)         VALUE
                                                                 ----------      ----------     ----------     ----------
AVAILABLE-FOR-SALE CARRIED AT FAIR VALUE
U.S. Treasury obligations and direct obligations of
   U.S. government agencies                                      $  131,600      $    5,650     $       (6)    $  137,244
Federal agency issued mortgaged-backed securities                 1,394,723          32,742         (6,068)     1,421,397
Obligations of states and political subdivisions                     13,968             173           (393)        13,748
Corporate obligations                                             5,017,001         101,593       (170,604)     4,947,990
Corporate private-labeled mortgage-backed securities              1,338,463          38,248        (13,921)     1,362,790
Redeemable preferred stocks                                          12,411             444           (134)        12,721
                                                                 ----------      ----------     ----------     ----------
Debt securities available-for-sale                               $7,908,166      $  178,850     $ (191,126)    $7,895,890
                                                                 ==========      ==========     ==========     ==========

HELD-TO-MATURITY CARRIED AT AMORTIZED COST
Obligations of states and political subdivisions                 $   11,868      $       31     $      (51)    $   11,848
Corporate obligations                                             1,486,123          26,769        (20,348)     1,492,544
Affiliate bonds                                                      41,000           1,349             --         42,349
                                                                 ----------      ----------     ----------     ----------
Debt securities held-to-maturity                                 $1,538,991      $   28,149     $  (20,399)    $1,546,741
                                                                 ==========      ==========     ==========     ==========

Affiliate bonds consist of securities issued by Jefferson-Pilot Communications Company, an affiliate. Interest earned on these bonds totaled $2.5 million, $3.2 million and $3.4 million in 2001, 2000 and 1999, respectively.

CONTRACTUAL MATURITIES
Aggregate amortized cost and aggregate fair value of debt securities at December 31, 2001, according to contractual maturity date, are as indicated below (IN THOUSANDS). Actual future maturities will differ from the contractual maturities shown because the issuers of certain debt securities have the right to call or prepay the amounts due to the Company, with or without penalty.

                                                                  AVAILABLE-FOR-SALE                      HELD-TO-MATURITY
                                                            -----------------------------          ------------------------------
                                                             AMORTIZED            FAIR             AMORTIZED              FAIR
                                                               COST               VALUE               COST                VALUE
                                                            ----------         ----------          ----------          ----------
Due in one year or less                                     $  234,757         $  235,663          $  225,417          $  228,954
Due after one year through five years                        1,220,370          1,262,986             440,602             452,579
Due after five years through ten years                       1,523,112          1,532,418             210,254             212,274
Due after ten years                                            930,295            934,898             123,580             129,254
Amounts not due at a single maturity date                    3,769,340          3,816,348             433,974             435,273
Redeemable preferred stocks                                     12,411             12,780                  --                  --
                                                            ----------         ----------          ----------          ----------
                                                            $7,690,285         $7,795,093          $1,433,827          $1,458,334
                                                            ==========         ==========          ==========          ==========

INVESTMENT CONCENTRATION, RISK, AND IMPAIRMENT
Investments in debt and equity securities include 1,472 issuers, with no corporate issuer representing more than one percent of investments. Debt securities considered less than investment grade approximated 7% and 5% of the total debt securities portfolio as of December 31, 2001 and 2000.

The Company's mortgage loan portfolio is comprised primarily of conventional real estate mortgages collateralized by retail (30%), apartment (17%), industrial (26%), office (12%), hotel (10%) and (5%) other properties. Mortgage loan underwriting standards emphasize the credit status of a prospective borrower, quality of the underlying collateral and conservative loan-to-value relationships. Approximately 29% of stated mortgage loan balances as of December 31, 2001 are due from borrowers in South Atlantic states, 23% are due from borrowers in West South Central states, 12% are due from borrowers in the Pacific states, 11% are due from borrowers in the East North Central states and 10% are due from borrowers in the West North Central states. No other geographic region represents as much as 10% of December 31, 2001 mortgage loans.

At December 31, 2001 and 2000, the recorded investment in mortgage loans that are considered to be impaired was $18.2 million and $13.3 million. Delinquent loans outstanding were $0 as of December 31, 2001 and 2000. The related allowance for credit losses on mortgage loans decreased from $12.1 million at December 31, 2000 to $10.0 million at December 31, 2001 through adjustments to realized gains in 2001. The average recorded investment in impaired loans was $15.8 million, $6.7 million and $0 during the years ended December 31, 2001, 2000 and 1999, on which interest income of $1.6 million, $1.1 million and $0 was recognized on a cash basis.

The Company uses repurchase agreements to meet various cash requirements. At December 31, 2001 and 2000, the amounts held in debt securities available for sale pledged as collateral for these borrowings were $202 million and $180 million, respectively.

SECURITIES LENDING
In its securities lending program, the Company generally receives cash collateral in an amount that is in excess of the market value of the securities loaned. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary. The market value of securities loaned and collateral received amounted to $112 million and $116 million at December 31, 2001, and $138 million and $143 million at December 31, 2000.

CHANGES IN NET UNREALIZED GAINS ON SECURITIES
Changes in amounts affecting net unrealized gains included in other comprehensive income, reduced by deferred income taxes, are as follows (IN THOUSANDS):

                                                                                           NET UNREALIZED GAINS (LOSSES)
                                                                                -------------------------------------------------
                                                                                   DEBT               EQUITY
                                                                                SECURITIES          SECURITIES            TOTAL
                                                                                ----------          ----------          ---------
Net unrealized gains (losses) on securities available for sale
   as of December 31, 1998                                                       $ 106,190            $   (33)          $ 106,157
Change during year ended December 31, 1999:
   Decrease in stated amount of securities                                        (553,271)              (145)           (553,416)
   Increase in value of business acquired and deferred policy
     acquisition costs                                                             234,386                 --             234,386
   Decrease in deferred income tax liabilities                                     111,610                 50             111,660
                                                                                 ---------            -------           ---------
Decrease in net unrealized gains included in other
   comprehensive income                                                           (207,275)               (95)           (207,370)
                                                                                 ---------            -------           ---------
Net unrealized gains (losses) on securities available for sale
   as of December 31, 1999                                                        (101,085)              (128)           (101,213)
Change during year ended December 31, 2000:
   Increase in stated amount of securities                                         262,104              4,201             266,305
   Decrease in value of business acquired and deferred
     policy acquisition costs                                                     (115,040)                --            (115,040)
   Increase in deferred income tax liabilities                                     (51,504)            (1,455)            (52,959)
                                                                                 ---------            -------           ---------
Increase in net unrealized gains included in other
   comprehensive income                                                             95,560              2,746              98,306
                                                                                 ---------            -------           ---------
Net unrealized gains on securities available for sale as
   of December 31, 2000                                                             (5,525)             2,618              (2,907)
Change during year ended December 31, 2001:
   Increase (decrease) in stated amount of securities                              117,084             (2,049)            115,035
   Decrease in value of business acquired and deferred
     policy acquisition costs                                                      (46,813)                --             (46,813)
   Increase in derivative financial instruments                                         --              5,760               5,760
   Increase in deferred income tax liabilities                                     (24,561)            (1,314)            (25,875)
                                                                                 ---------            -------           ---------
Increase in net unrealized gains included in other
   comprehensive income                                                             45,710              2,397              48,107
                                                                                 ---------            -------           ---------
Net unrealized gains on securities available for sale
   as of December 31, 2001                                                       $  40,185            $ 5,015           $  45,200
                                                                                 =========            =======           =========

NET INVESTMENT INCOME
The details of investment income, net of investment expenses, follow (IN THOUSANDS):

                                                                                             YEAR ENDED DECEMBER 31,
                                                                                  -----------------------------------------------
                                                                                    2001               2000                1999
                                                                                  --------           --------            --------
Interest on debt securities                                                       $701,049           $731,283            $648,201
Investment income on equity securities                                               1,769              1,744               2,817
Interest on mortgage loans                                                          94,231             90,413              71,170
Interest on policy loans                                                            33,446             32,855              27,098
Other investment income                                                              5,770             10,046               7,086
                                                                                  --------           --------            --------
Gross investment income                                                            836,265            866,341             756,372
Investment expenses                                                                 26,990             34,598              29,444
                                                                                  --------           --------            --------
Net investment income                                                             $809,275           $831,743            $726,928
                                                                                  ========           ========            ========

Investment expenses include interest, salaries, expenses of maintaining and operating investment real estate, real estate depreciation and other allocated costs of investment management and administration.

REALIZED GAINS AND LOSSES
The details of realized investment gains (losses) follow (IN THOUSANDS):

                                                                                             YEAR ENDED DECEMBER 31,
                                                                                  -----------------------------------------------
                                                                                    2001               2000                1999
                                                                                  --------           --------             -------
Common stocks                                                                     $  1,476           $ (2,099)            $   (95)
Real estate                                                                            609                 --                 157
Debt securities                                                                    (57,272)            (9,598)             (4,932)
Other                                                                               (1,380)            (1,305)             (1,106)
Amortization of deferred policy acquisition costs                                    1,838                136               1,643
                                                                                  --------           --------             -------
Realized investment losses                                                        $(54,729)          $(12,866)            $(4,333)
                                                                                  ========           ========             =======

Information about gross realized gains and losses on available-for-sale securities transactions follows (IN THOUSANDS):

                                                                                            YEAR ENDED DECEMBER 31,
                                                                                  -----------------------------------------------
                                                                                    2001               2000                1999
                                                                                  --------           --------            --------
Gross realized:
   Gains                                                                          $  7,732           $ 11,914            $  6,786
   Losses                                                                          (57,702)           (15,704)            (12,354)
                                                                                  --------           --------            --------
Net realized losses on available-for-sale securities                              $(49,970)          $ (3,790)           $ (5,568)
                                                                                  ========           ========            ========

OTHER INFORMATION
The Company sold certain securities that had been classified as held-to-maturity, due to significant declines in credit worthiness. Total proceeds were $21.9 million, $11.0 million and $4.9 million in 2001, 2000, and 1999.

4. DERIVATIVE FINANCIAL INSTRUMENTS
SFAS 133 requires companies to recognize all derivative instruments as either assets or liabilities in the balance sheet at fair value. The fair values of the Company's derivative instruments of $10.2 million at December 31, 2001, are included in other investments in the accompanying consolidated balance sheet. The accounting for changes in the fair value (i.e., gains or losses) of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, a company must designate the hedging instrument, based upon the exposure being hedged, as either a fair value hedge, cash flow hedge or a hedge of a net investment in a foreign operation. The Company accounts for changes in fair values of derivatives that have no hedge designation or do not qualify for hedge accounting through current earnings during the period of the change. For derivatives that are designated and qualify as cash flow hedges, the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income and reclassified into earnings in the same period during which the hedged transaction impacts earnings. The remaining gain or loss on these derivative instruments is recognized in current earnings during the period of the change. Effectiveness of the Company's hedge relationships is assessed and measured on a quarterly basis. The Company has no fair value hedges or hedges of net investments in foreign operations.

CASH FLOW HEDGING STRATEGY
The Company uses interest rate swaps to convert floating rate investments to fixed rate investments. Interest is exchanged periodically on the notional value, with the Company receiving the fixed rate and paying various short-term LIBOR rates on a net exchange basis. For the year ended December 31, 2001, the ineffective portion of the Company's cash flow hedging instruments, which is recognized in realized investment gains, was not significant. At December 31, 2001, the maximum term of interest rate swaps that hedge floating rate investments was eight years.

For the year ended December 31, 2001, the Company's other comprehensive income related to cash flow hedges was $5.8 million.

The Company does not expect to reclassify a significant amount of net gains (losses) on derivative instruments from accumulated other comprehensive income to earnings during the next twelve months.

OTHER DERIVATIVES
GLIC marketed an equity indexed annuity product which has an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500(R) index. GLIC historically managed this risk by purchasing call options that mirrored the interest credited to the contracts. These call options act as an economic hedge, as changes in their fair values are recognized in net investment income. The change in income was not significant.

Certain swaps serve as economic hedges but do not qualify for hedge accounting under SFAS 133. These swaps are marked to market through realized gains. For the year ended December 31, 2001, the Company recognized realized investment gains of $170 thousand related to these swaps.

The Company also invests in debt securities with embedded options, which are considered to be derivative instruments under SFAS 133. These derivatives are marked to market through realized investment gains, but had an insignificant effect for the year ended December 31, 2001.

The Company is exposed to credit risk in the event of non-performance by counterparties to derivative instruments. The Company limits this exposure by diversifying among counterparties with high credit ratings.

The Company's credit risk exposure on swaps is limited to the fair value of swap agreements that it has recorded as an asset. The Company does not expect any counterparty to fail to meet its obligation. Currently, non-performance by a counterparty would not have a material adverse effect on the Company's financial position or results of operations. The Company's exposure to market risk is mitigated by the offsetting effects of changes in the value of swap agreements and the related direct investments and credited interest on annuities.

5. DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED
Policy acquisition costs deferred and the related amortization charged to income were as follows (IN THOUSANDS):

                                                                                             YEAR ENDED DECEMBER 31,
                                                                                  -----------------------------------------------
                                                                                    2001               2000                1999
                                                                                  --------           --------            --------
Beginning balance                                                                 $469,637           $329,513            $223,337
Deferral:
   Commissions                                                                     155,973            164,144             104,033
   Other                                                                            53,041             48,257              30,801
                                                                                  --------           --------            --------
                                                                                   209,014            212,401             134,834
Amortization                                                                       (96,946)           (73,089)            (29,273)
Adjustment related to realized losses on debt securities                               393                224                 615
Adjustment related to unrealized (gains) losses on
   securities available-for-sale                                                   (21,813)               588                  --
                                                                                  --------           --------            --------
Ending balance                                                                    $560,285           $469,637            $329,513
                                                                                  ========           ========            ========

Changes in the value of business acquired were as follows (IN THOUSANDS):

                                                                                             YEAR ENDED DECEMBER 31,
                                                                                  -----------------------------------------------
                                                                                    2001               2000                1999
                                                                                  --------           --------            --------
Beginning balance                                                                 $739,575           $949,095            $568,208
Deferral of commissions and accretion of interest                                   12,067             17,860              22,142
Amortization                                                                       (68,453)          (107,773)            (82,778)
Adjustment related to purchase accounting adjustments                                   --             (3,891)            206,108
Adjustment related to realized losses (gains) on debt securities                     1,445                (88)              1,028
Adjustment related to unrealized (gains) losses on securities
   available-for-sale                                                              (25,000)          (115,628)            234,387
                                                                                  --------           --------            --------
Ending balance                                                                    $659,634           $739,575            $949,095
                                                                                  ========           ========            ========

Expected approximate amortization percentages of the value of business acquired over the next five years are as follows:

             2002                                              10.1%
             2003                                               8.9%
             2004                                               7.6%
             2005                                               6.5%
             2006                                               5.4%

6. POLICY LIABILITIES INFORMATION
INTEREST RATE ASSUMPTIONS
The liability for future policy benefits associated with ordinary life insurance policies has been determined using initial interest rate assumptions ranging from 7.0% to 7.75% and, when applicable, uniform grading over 10 years to an ultimate rate of 6.50%. Interest rate assumptions for weekly premium, monthly debit and term life insurance products generally fall within the same ranges as those pertaining to ordinary life insurance policies.

Credited interest rates for universal life-type products ranged from 4.0% to 6.6% in 2001, 4.1% to 6.6% in 2000 and 4.1% to 6.6% in 1999. The average credited interest rates for universal life-type products were 5.5%, 5.4%, and 5.3% in 2001, 2000, and 1999. For annuity products, credited interest rates generally ranged from 4.0% to 6.0% in 2001, 4.0% to 8.0% in 2000 and 4.0% to 6.0% in 1999.

MORTALITY AND WITHDRAWAL ASSUMPTIONS
Assumed mortality rates are generally based on experience multiples applied to select and ultimate tables commonly used in the industry. Withdrawal assumptions for individual life insurance policies are based on historical company experience and vary by issue age, type of coverage and policy duration.

For immediate annuities issued prior to 1987, mortality assumptions are based on blends of the 1971 Individual Annuity Mortality Table and the 1969-71 U.S. Life Tables. For similar products issued between 1987 and 1999, mortality assumptions are based on blends of the 1983a and 1979-81 U.S. Life Tables. For similar products issued after 1999, mortality assumptions are based on the Annuity 2000 Mortality Table.

ACCIDENT AND HEALTH AND DISABILITY INSURANCE LIABILITIES ACTIVITY
Activity in the liabilities for accident and health and disability benefits, including reserves for future policy benefits and unpaid claims and claim adjustment expenses, is summarized below (IN THOUSANDS):

                                                                                             YEAR ENDED DECEMBER 31,
                                                                                  -----------------------------------------------
                                                                                    2001               2000                1999
                                                                                  --------           --------            --------
Balance as of January 1                                                           $365,280           $325,616            $130,643
Less reinsurance recoverables                                                      105,935             94,677              43,578
                                                                                  --------           --------            --------
Net balance as of January 1                                                        259,345            230,939              87,065
                                                                                  --------           --------            --------
Acquisitions                                                                            --                 --             143,468
                                                                                  --------           --------            --------
Amount incurred:
   Current year                                                                    281,161            237,307              23,197
   Prior years                                                                     (18,283)           (11,849)             (5,294)
                                                                                  --------           --------            --------
                                                                                   262,878            225,458              17,903
                                                                                  --------           --------            --------
Less amount paid:
   Current year                                                                    173,413            139,210               5,394
   Prior years                                                                      58,123             57,842              12,103
                                                                                  --------           --------            --------
                                                                                   231,536            197,052              17,497
                                                                                  --------           --------            --------
Net balance as of December 31                                                      290,687            259,345             230,939
Plus reinsurance recoverables                                                       94,894            105,935              94,677
                                                                                  --------           --------            --------
Balance as of December 31                                                         $385,581           $365,280            $325,616
                                                                                  ========           ========            ========
Balance as of December 31 included with:
Future policy benefits                                                            $346,963           $310,669            $280,664
Policy and contract claims                                                          38,618             54,611              44,952
                                                                                  --------           --------            --------
                                                                                  $385,581           $365,280            $325,616
                                                                                  ========           ========            ========

The Company uses conservative estimates for determining its liability for accident and health and disability benefits, which are based on historical claim payment patterns and attempt to provide for potential adverse changes in claim patterns and severity. Lower than anticipated claims resulted in adjustments to liabilities in each year.

7. STATUTORY FINANCIAL INFORMATION
The Company prepares financial statements on the basis of statutory accounting practices (SAP) prescribed or permitted by the Nebraska Department of Insurance. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations and administrative rules. Permitted SAP encompass all accounting practices not so prescribed. The Company does not utilize any permitted accounting practices in the preparation of the statutory financial statements.

The principal differences between SAP and generally accepted accounting principles (GAAP) as they relate to the financial statements of the Company are
(1) policy acquisition costs are expensed as incurred under SAP, whereas they are deferred and amortized under GAAP, (2) Goodwill and value of business acquired are not capitalized under SAP, but are under GAAP, (3) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided, (4) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP, (5) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP,
(6) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP, (7) certain assets are not admitted for purposes of determining surplus under SAP, and (8) changes in deferred taxes associated with timing differences are recorded in net income under GAAP rather than directly to equity under SAP, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP.

Effective January 1, 2001, the NAIC revised the Accounting Practices and Procedures Manual in a process referred to as Codification. Nebraska has adopted the provisions of the revised manual with certain exceptions.

The revised manual has changed, to some extent, prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements.

The implementation resulted in an increase to the Company's statutory surplus of $39.4 million, primarily through the addition of deferred income tax assets.

Reported capital and surplus on a statutory basis at December 31, 2001 and 2000 was $912 million and $816 million. Reported statutory net income (including GLIC for 2001 and 2000) for the years ended December 31, 2001, 2000, and 1999 was $249 million, $210 million, and $196 million.

The General Statutes of Nebraska require the Company to maintain minimum capital of $1.2 million and minimum unassigned surplus of $300 thousand. Additionally, Nebraska limits the amount of dividends that the Company may pay annually without first obtaining regulatory approval. Generally, the limitations are based on a combination of statutory net gain from operations for the preceding year, 10% of statutory surplus at the end of the preceding year, and dividends and distributions made within the preceding twelve months. The Company could pay $244 million in dividends in 2002 without obtaining regulatory approval. Approximately $9 million could be paid by its subsidiary, JPLA, to the Company without approval of its state of domicile of New Jersery.

At December 31, 1999, GLIC had statutory capital and surplus of $157 million and GAAP stockholder's equity of $426 million. Prior to its acquisition, GLIC converted from a mutual form to a stock life company. In connection with that conversion, GLIC agreed to segregate certain assets to provide for dividends on participating policies using dividend scales in effect at the time of the conversion, providing that the experience underlying such scales continued. The assets, including revenue therefrom, allocated to the participating policies will accrue solely to the benefit of those policies. The assets and liabilities relating to these participating policies amounted to $298 million and $369 million at December 31, 2001 and $295 million and $372 million at December 31, 2000. The excess of liabilities over the assets represents the total estimated future earnings expected to emerge from these participating policies.

Risk-Based Capital ("RBC") requirements promulgated by the NAIC require life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk and general business risk. As of December 31, 2001, the Company's adjusted capital and surplus exceeded authorized control level RBC.

8. FEDERAL INCOME TAXES
The tax effects of temporary differences that gave rise to deferred income tax assets and liabilities are as follows (IN THOUSANDS):

                                                                                                            DECEMBER 31,
                                                                                                    -----------------------------
                                                                                                      2001                 2000
                                                                                                    ---------           ---------
Deferred income tax assets:
   Difference in policy liabilities                                                                  $194,932            $202,331
   Net unrealized losses on securities                                                                     --               1,536
   Obligation for postretirement benefits                                                                 919                 760
   Deferred compensation                                                                               22,114              22,114
   Depreciation differences                                                                                --                 736
   Other deferred tax assets                                                                           34,797              30,486
                                                                                                    ---------           ---------
Gross deferred tax assets                                                                             252,762             257,963

Deferred income tax liabilities:
   Deferral of policy acquisition costs and value of business acquired                               (136,984)           (124,494)
   Differences in investment basis                                                                    (24,474)            (27,810)
   Net unrealized gains on securities                                                                 (24,339)                 --
   Depreciation differences                                                                             1,026                  --
   Other deferred tax liabilities:
     Purchase accounting differences                                                                  (43,616)            (43,616)
     Section 351                                                                                      (13,204)            (12,016)
     Investment income differences                                                                    (24,387)            (25,978)
     Other                                                                                            (25,229)            (24,151)
                                                                                                    ---------           ---------
       Other deferred tax liabilities                                                                (106,436)           (105,761)
                                                                                                    ---------           ---------
Gross deferred tax liabilities                                                                       (291,207)           (258,065)
                                                                                                    ---------           ---------
Net deferred income tax liabilities                                                                 $ (38,445)          $    (102)
                                                                                                    =========           =========

Federal income tax returns for tax years 1997, 1998, 1999 and 2000 are currently under examination by the Internal Revenue Service, and no assessments have been proposed to date. In the opinion of management, recorded income tax liabilities adequately provide for these pending assessments as well as all remaining open years.

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus". The Company has approximately $15.8 million of untaxed "Policyholders' Surplus" on which no payment of federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. No related deferred tax liability has been recognized for the potential tax which would approximate $5.5 million under current proposed rates.

In 2001, other assets includes $32.0 million for a federal income tax refund owed to the Company. In 2000, other assets included $23.0 million for a federal income tax refund owed to the Company.

9. RETIREMENT BENEFIT PLANS PENSIONS
The Company's employees participate in JPCorp's defined benefit pension plans covering substantially all employees. The plans are noncontributory and are funded through group annuity contracts issued by Jefferson-Pilot Life Insurance Company, an affiliate. The assets of the plan are those of the related contracts, and are primarily held in the separate accounts of Jefferson-Pilot Life Insurance Company. The plans provide benefits based on annual compensation and years of service. The funding policy is to contribute annually no more than the maximum amount deductible for federal income tax purposes. The plans are administered by JPCorp. Pension expense for all years presented was not significant.

OTHER POSTRETIREMENT BENEFITS
The Company provides certain other postretirement benefits, principally health care and life insurance, to retired employees and their beneficiaries and covered dependents. The Company contributes to a welfare benefit trust from which future benefits will be paid. The Company accrues the cost of providing postretirement benefits other than pensions during the employees' active service period. Plan expense for all years presented was not significant.

DEFINED CONTRIBUTION PLANS
Defined contribution retirement plans cover most employees and full time agents. The Company matches a portion of participant contributions and makes profit sharing contributions to a fund that acquires and holds shares of JPCorp's common stock. Most plan assets are invested under a group variable annuity contract issued by Jefferson-Pilot Life Insurance Company. Plan expense for all years presented was not significant.

10. REINSURANCE
The Company attempts to reduce its exposure to significant individual claims by reinsuring portions of certain individual life insurance policies and annuity contracts written. The Company reinsures a portion of an individual life risk in excess of its retention, which ranges from $400 thousand to $2 million for various individual life and annuity products. The Company also attempts to reduce exposure to losses that may result from unfavorable events or circumstances by reinsuring certain levels and types of accident and health insurance risks underwritten. The Company assumes portions of the life and accident and health risks underwritten by certain other insurers on a limited basis, but amounts related to assumed reinsurance are not significant to the consolidated financial statements.

JPFIC reinsures 100% of the Periodic Payment Annuities (PPA), COLI and Affiliated credit insurance business written prior to 1995 with affiliates of Household International, Inc. on a coinsurance basis. Balances are settled monthly, and the reinsurers compensate JPFIC for administrative services related to the reinsured business. The amount due from reinsurers in the accompanying consolidated balance sheets includes $914 million and $948 million due from the Household affiliates at December 31, 2001 and 2000.

Assets related to the reinsured PPA and COLI business have been placed in irrevocable trusts formed to hold the assets for the benefit of JPFIC and are subject to investment guidelines which identify (1) the types and quality standards of securities in which new investments are permitted, (2) prohibited new investments, (3) individual credit exposure limits and (4) portfolio characteristics. Household has unconditionally and irrevocably guaranteed, as primary obligor, full payment and performance by its affiliated reinsurers. JPFIC has the right to terminate the PPA and COLI reinsurance agreements by recapture of the related assets and liabilities if Household does not take a required action under the guarantee agreements within 90 days of a triggering event. JPFIC has the option to terminate the PPA and COLI reinsurance agreements on the seventh anniversary of the acquisition, by recapturing the related assets and liabilities at an agreed-upon price or their then current fair values as independently determined.

As of December 31, 2001 and 2000, JPFIC had reinsurance recoverable of $81 million and $84 million from a single reinsurer, pursuant to a 50% coinsurance agreement. JPFIC and the reinsurer are joint and equal owners in $162 million and $172 million of securities and short-term investments as of December 31, 2001 and 2000, 50% of which is included in investments in the accompanying consolidated balance sheets.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to the Company. The Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk related to reinsurance activities. No significant credit losses have resulted from the Company's reinsurance activities during the three years ended December 31, 2001.

The effects of reinsurance on total premiums and other considerations and total benefits are as follows (IN THOUSANDS):

                                                                                            YEAR ENDED DECEMBER 31,
                                                                                -----------------------------------------------
                                                                                   2001               2000               1999
                                                                                ----------         ----------          --------
Premiums and other considerations, before effect
   of reinsurance ceded                                                         $1,169,727         $1,095,713          $563,114
Less premiums and other considerations ceded                                       110,641            149,639           116,197
                                                                                ----------         ----------          --------
Net premiums and other considerations                                           $1,059,086         $  946,074          $446,917
                                                                                ==========         ==========          ========
Benefits, before reinsurance recoveries                                         $1,309,974         $1,266,204          $882,274
Less reinsurance recoveries                                                        177,546            219,468           232,886
                                                                                ----------         ----------          --------
Net benefits                                                                    $1,132,428         $1,046,736          $649,388
                                                                                ==========         ==========          ========

11. OTHER COMPREHENSIVE INCOME
The components of other comprehensive income, along with selected tax effects are as follows (IN THOUSANDS):

                                                                              UNREALIZED         DERIVATIVE
                                                                               GAINS ON           FINANCIAL
                                                                            AVAILABLE-FOR-       INSTRUMENTS
                                                                           SALE SECURITIES      GAINS/(LOSSES)            TOTAL
                                                                           ---------------      --------------          ---------
BALANCE AT DECEMBER 31, 1998                                                     $ 106,157            $    --           $ 106,157
Unrealized holding losses arising during period,
   net of $113,609 tax benefit                                                    (210,989)                --            (210,989)
Less: reclassification adjustment
Losses realized in net income, net of $1,949 tax benefit                            (3,619)                --              (3,619)
                                                                                 ---------            -------           ---------
BALANCE AT DECEMBER 31, 1999                                                      (101,213)                --            (101,213)
Unrealized holding gains arising during period,
   net of $51,632 tax expense                                                       95,843                 --              95,843
Less: reclassification adjustment
Losses realized in net income, net of $1,327 tax benefit                            (2,463)                --              (2,463)
                                                                                 ---------            -------           ---------
BALANCE AT DECEMBER 31, 2000                                                        (2,907)                --              (2,907)
Unrealized holding gains arising during period,
   net of $6,381 tax expense                                                        11,871                 --              11,871
Change in fair value of derivatives, net of $2,016 tax expense                          --              3,744               3,744
Less: reclassification adjustment
Losses realized in net income, net of $17,478 tax benefit                          (32,492)                --             (32,492)
                                                                                 ---------            -------           ---------
BALANCE AT DECEMBER 31, 2001                                                     $  41,456            $ 3,744           $  45,200
                                                                                 =========            =======           =========

12. TRANSACTIONS WITH AFFILIATED COMPANIES
The Company has entered into service agreements with JPCorp and other subsidiaries of JPCorp for personnel and facilities usage, general management services and investment management services. The Company expensed $153.9 million, $154.0 million, and $75.7 million in 2001, 2000, and 1999, for general management and investment services provided by Jefferson-Pilot Life Insurance Company (JP Life), of which $15.2 million and $11.9 million remained payable as of December 31, 2001 and 2000, respectively. The remainder of the payable to affiliates at year end was due to other affiliates.

During 1999, an affiliate, JP Life, paid the Company $100 million in premiums for a life insurance policy on certain employees of JP Life. At December 31, 2001 and 2000, the reserve carried by the Company for this policy totaled approximately $115 million and $108 million.

Included in payable to affiliates is a $50 million surplus note issued by the Company on September 24, 1994, that is held by HARCO Capital Corp., an affiliate. The note bears interest at 9.76% and matures on September 30, 2024. The Company recognized interest expense of $4.9 million during 2001, 2000, and 1999.

The Company has the right to repay the note on any March 31 or September 30 after September 30, 2004. The note calls for the Company to pay interest semiannually on March 31 and September 30. Any payment of interest or repayment of principal may be paid out only if the Company has obtained the prior written approval of the Nebraska Insurance Bureau, has adequate earned surplus funds for such payment, and if such payment would not cause the Company to violate the statutory capital requirements as set forth in the Nebraska Insurance Code.

The Company owns no securities of the Parent or any affiliate of the Parent other than the following, reflected at the carrying amounts in the accompanying consolidated balance sheets as of December 31 (IN THOUSANDS):

                                                                                                       2001               2000
                                                                                                    ----------         ----------
Jefferson-Pilot Communications Company (affiliate) Senior Promissory Notes
   due 2003 through 2010, interest ranging from 6.5% to 8.0%                                          $36,361            $41,000

The Company recognized interest income totaling $2.6 million, $3.2 million and
3.1 million related to the preceding assets during 2001, 2000 and 1999.

The Company has an agreement with its affiliate broker/dealer, Jefferson-Pilot Variable Corporation (JPVC). The agreement calls for the Company to pay JPVC for sales of the Company's variable annuity and variable universal life contracts. The amount paid is based on sales during the period and contracts in force. During 2001, 2000 and 1999, the Company recorded expense of $67.6 million, $69.0 million and 55.6 million related to this agreement.

13. FAIR VALUES OF FINANCIAL INSTRUMENTS
The carrying value and fair value of financial instruments were as follows (IN THOUSANDS):

                                                                                  YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------------------------------
                                                                        2001                                    2000
                                                           -------------------------------        --------------------------------
                                                             CARRYING             FAIR              CARRYING              FAIR
                                                               VALUE              VALUE               VALUE               VALUE
                                                           ------------       ------------        ------------        ------------
FINANCIAL ASSETS
Debt securities available-for-sale                          $7,795,093         $7,795,093          $7,888,214          $7,888,214
Debt securities held-to-maturity                             1,433,827          1,458,334           1,538,991           1,546,741
Equity securities available-for-sale                            14,519             14,519              21,168              21,168
Cash and cash equivalents                                      154,699            154,699               4,244               4,244
Policy loans                                                   661,241            723,012             674,936             738,534
Mortgage loans on real estate                                1,200,040          1,257,941           1,168,188           1,208,406
Derivative financial instruments                                10,152             10,152               7,676               8,182

FINANCIAL LIABILITIES
Annuity contracts in accumulation phase                      2,479,873          2,433,483           2,683,346           2,631,987
Securities sold under repurchase agreements                    191,330            191,330             172,778             172,778

The fair values of cash, cash equivalents, balances due on account from agents, reinsurers and others, and accounts payable approximate their carrying amounts in the accompanying consolidated balance sheets due to their short-term maturity or availability. Assets and liabilities related to separate accounts are reported at fair value in the accompanying consolidated balance sheets.

The fair values of debt and equity securities and derivative financial instruments have been determined from nationally quoted market prices and by using values supplied by independent pricing services and discounted cash flow techniques.

The fair value of the mortgage loan portfolio has been estimated by discounting expected future cash flows using the interest rate currently offered for similar loans.

The fair value of policy loans outstanding for traditional life products has been estimated using a current risk-free interest rate applied to expected future loan repayments projected based on historical repayment patterns.

The fair values of policy loans on universal life-type and annuity products approximate carrying values due to the variable interest rates charged on those loans.

Annuity contracts do not generally have defined maturities. Therefore, fair values of the liabilities under annuity contracts, the carrying amounts of which are included with policyholder contract deposits in the accompanying consolidated balance sheets, are estimated to equal the cash surrender values of the contracts.

The fair value of the liability for securities sold under repurchase agreements approximates its carrying amount, which includes accrued interest.

14. COMMITMENTS AND CONTINGENT LIABILITIES
The Company routinely enters into commitments to extend credit in the form of mortgage loans and to purchase certain debt securities for its investment portfolio in private placement transactions. The fair value of outstanding commitments to fund mortgage loans and to acquire debt securities in private placement transactions, which are not reflected in the accompanying consolidated balance sheet, approximates $31 million and $24 million as of December 31, 2001 and 2000.

The Company leases electronic data processing equipment and field office space under noncancelable operating lease agreements. The lease terms generally range from three to five years. Neither annual rent nor future rental commitments are significant.

In the normal course of business, the Company and its subsidiary are parties to various lawsuits. Because of the considerable uncertainties that exist, the Company cannot predict the outcome of pending or future litigation. However, management believes that the resolution of pending legal proceedings will not have a material adverse effect on the Company's financial position or liquidity, although it could have a material adverse effect on the results of operations for a specific period.

PART C      OTHER INFORMATION

ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements

            All required financial statements are included in Part A and Part B of this Registration Statement.

      (b)   Exhibits:

            (1) (a) Resolution of the Board of Directors of Alexander Hamilton
                Life Insurance Company of America authorizing establishment of the Separate Account 5/

                (b) Resolution of Board of Directors of Jefferson Pilot Financial Insurance Company authorizing transfer of the Separate Account and amending and restating resolution authorizing establishment of the Separate Account 5/

            (2) Not Applicable.

            (3) (a) Separate Account Distribution Agreement by and between
                Jefferson Pilot Variable Corporation, Jefferson Pilot Financial Insurance Company, and JPF Variable Annuity Separate Account 4/

                (b) Amendment to Separate Account Distribution Agreement 5/

            (4) (a) Specimen Contract for the Alexander Hamilton Life Insurance
                Company of America Variable Annuity 5/

                (b) Specimen IRA Endorsement 5/

                (c) Specimen IRA Disclosure and Financial Disclosure Endorsement 5/

                (d) Specimen TSA Endorsement 5/

                (e) Specimen 401(a) Endorsement 5/

                (f) Specimen Endorsement of Contract by Jefferson Pilot Financial Insurance Company 5/

            (5) (a) Form of Application for the Alexander Hamilton Life
                Insurance Company of America Variable Annuity Contract 1/

                (b) Specimen Application Supplement for 1035 Exchange 5/

            (6) (a) Amended and Restated Articles of Incorporation and
                Redomestication of Jefferson Pilot Financial Insurance Company
                5/

                (b) By-Laws of Jefferson Pilot Financial Insurance Company
                5/

            (7) Not Applicable

            (8) (a)(1) Participation Agreement by and between Alexander Hamilton
                Life Insurance Company of America, Fidelity Distributors Corporation and Variable Insurance Products Fund 1/

                (a)(2) Novation letter and agreement 5/

                (b)(1) Participation Agreement by and between the Alexander Hamilton Life Insurance Company of America, Fidelity Distributors Corporation and Variable Insurance Products Fund II 1/

                (b)(2) Novation letter and agreement 5/

                (c)(1) Participation Agreement by and between Alexander Hamilton Life Insurance Company of America, Massachusetts Financial Services Company and MFS Variable Insurance Trust 1/

                (c)(2) Novation letter and agreement 5/

                (d)(1) Participation Agreement by and between Alexander Hamilton Life Insurance Company of America, OppenheimerFunds, Inc. and Oppenheimer Variable Account Funds 2/

                (d)(2) Novation letter and agreement 5/


                (e) Shareholder Services Agreement by and between Jefferson Pilot Financial Insurance Company, Jefferson Pilot LifeAmerica Insurance Company and American Century Investment Services, Inc. 6/

                (f)(1) Participation Agreement Among Ayco Series Trust, Mercer Allied Company, L.P. and Jefferson Pilot Financial Insurance Company. 6/

                (f)(2) Administrative Services Agreement by and among Ayco Series Trust, The Ayco Company, L.P. and Jefferson Pilot Financial Insurance Company. 6/

                (g) Participation Agreement among Jefferson Pilot Financial Insurance Company and Jefferson Pilot LifeAmerica Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. 6/


            (9)   Opinion and Consent of Counsel 5/

            (10)  Consent of Ernst & Young LLP (filed herewith)

            (11)  Not Applicable

            (12)  Not Applicable

            (13)  Schedule of Computation of Performance 3/

            (14)  Not Applicable

            --------------------------------------------------------------------

      1/ Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 for the Alexander Hamilton Variable Annuity Separate Account filed on February 26, 1998 (Registration No. 33-75714).

      2/ Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 for the Alexander Hamilton Variable Annuity Separate Account filed on April 20, 1998 (Registration No. 33-75714).

      3/ Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4 for the Alexander Hamilton Variable Annuity Separate Account filed on April 18, 2000 (Registration No. 333-75714).

      4/ Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for the JPF Variable Annuity Separate Account, filed on June 9, 2000 (Registration Statement No. 333-94539.

      5/ Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 for the JPF Variable Annuity Separate Account II filed on August 1, 2000 (Registration Statement No. 333-42742).


      6/ Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 for the JPF Variable Annuity Separate Account filed on April 22, 2002 (Registration No. 333-94539).


ITEM 25.    DIRECTORS AND OFFICERS OF THE DEPOSITOR


Name and Principal            Position and Offices
Business Address              with Depositor
David A. Stonecipher          Director; Chairman of the Board and
                              Chief Executive Officer

Kenneth C. Mlekush            Director; President

Robert D. Bates               Director; Executive Vice President
                              8801 Indian Hills Drive
                              Omaha, NE  68114

Dennis R. Glass               Director; Executive Vice President

Hoyt J. Phillips              Director; Senior Vice President

John D. Hopkins               Executive Vice President and General Counsel

Charles C. Cornelio           Executive Vice President

John C. Ingram                Executive  Vice President

Reggie D. Adamson             Senior Vice President

Ronald R. Angarella           Senior Vice President
One Granite Place
Concord, NH 03301

Hal B. Phillips, Jr.          Senior Vice President and Chief Life Actuary

Richard T. Stange             Senior Vice President, Deputy General Counsel

David K. Booth                Vice President
One Granite Place
Concord, NH 03301

Michael Burns                 Vice President

Wendalyn J. Chase             Vice President
One Granite Place
Concord, NH 03301

Dean F. Chatlain              Vice President

Patricia B. Creedon           Vice President
One Granite Place
Concord, NH 03301

Kenneth S. Dwyer              Vice President

Patrick A. Lang               Vice President
One Granite Place
Concord, NH 03301

Shari J. Lease                Vice President
One Granite Place
Concord, NH 03301

Robert A. Reed                Vice President and Secretary

Russell C. Simpson            Vice President and Treasurer

Frank A. Sutherland, Jr.      Vice President

John A. Weston                Vice President
One Granite Place
Concord, NH  03301


*/ Except as otherwise noted, the principal business address for each officer and director is 100 N. Greene St., Greensboro, North Carolina 27401.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Company owns the assets comprising each Variable Sub-account of the Registrant. The Company is a wholly-owned subsidiary of Jefferson-Pilot Corporation.

Separate financial statements are filed for the Registrant.

The following is a list of corporations controlled by Jefferson-Pilot
Corporation:

Names of Subsidiaries                      Organized Under Laws  % Voting Stock
                                                    of:             Owned by
Jefferson-Pilot Life Insurance Company        North Carolina          100%
Jefferson Pilot Variable Corporation          North Carolina          100%
Jefferson-Pilot Communications Company        North Carolina          100%
Jefferson Pilot Financial Insurance
Company                                          Nebraska             100%
Jefferson Pilot LifeAmerica Insurance
Company                                         New Jersey            100%
Jefferson Pilot Securities Corporation         New Hampshire          100%
Jefferson Pilot Investment Advisory
Corporation                                      Tennessee            100%
The Guarantee Life Companies, Inc.               Delaware             100%
PFG, Inc.                                      Pennsylvania           100%
Westfield Assigned Benefits Company                Ohio               100%
The Polaris Group, Inc.                         Connecticut           100%
Polaris Financial Services, Inc.                Connecticut           100%
Polaris Advisory Services, Inc.                 Connecticut           100%

Omitted from the list are subsidiaries of Jefferson-Pilot Corporation and the other companies listed which, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary. Since none of the companies listed is a subsidiary of the registrant, only the financial statements of the registrant are filed.

ITEM 27.  NUMBER OF CONTRACT OWNERS


As of April 5, 2002, there were 5,753 Contract Owners of the Contracts, 2,525 of which owned non-qualified Contracts and 3,228 of which owned qualified Contracts.


ITEM 28.  INDEMNIFICATION

The following provisions regarding the Indemnification of Directors and Officers of the Depositor are applicable:

Section 21-2004 of the Nebraska Business Corporation Act, in general, allows a corporation to indemnify any director, officer, employee or agent of the corporation for amounts paid in settlement actually and reasonably incurred by him or her in connection with an action, suit or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In a case of a derivative action, no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation, unless a court in which the action was brought shall determine that such person is fairly and reasonably entitled to indemnify for such expenses which the Court shall deem proper.

Article 6 of the Amended and Restated Charter of Jefferson Pilot Financial Insurance Company states: "The Corporation shall have the power to indemnity its directors to the fullest extent permitted by law."

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers, or controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Company will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITER

      (a) Jefferson Pilot Variable Corporation also acts as principal underwriter for the following:

      -   JPF Separate Account A of Jefferson Pilot Financial Insurance Company
      -   JPF Separate Account C of Jefferson Pilot Financial Insurance Company
      -   JPF Separate Account B of Jefferson Pilot LifeAmerica Insurance
          Company
      -   JPF Separate Account D of Jefferson Pilot LifeAmerica Insurance
          Company
      -   Jefferson Pilot Variable Fund, Inc.
      - JPF Variable Annuity Separate Account of Jefferson Pilot Financial Insurance Company

      (b) The Directors and Officers of Jefferson Pilot Variable Corporation, the principal underwriter for the Registrant, are as follows:


Name and                Principal Positions and
Business Address        Offices with Underwriter
Ronald R. Angarella     Director and President
David K. Booth          Vice President, Marketing
W. Thomas Boulter       Vice President and Chief Compliance Officer
Lisa S. Clifford        Assistant Vice President, Compliance
Charles C. Cornelio     Director
Carol R. Hardiman       Director
Shari J. Lease          Secretary
John A. Weston          Chief Financial Officer
Donna M. Wilbur         Assistant Treasurer


Address (except as otherwise noted):
One Granite Place
Concord, NH 03301

(c)

                (1)                           (2)              (3)             (4)           (5)
                                       Net Underwriting
                                         Discounts and     Compensation     Brokerage
   Name of Principal Underwriter          Commissions     and Redemption   Commissions   Compensation
Jefferson Pilot Variable Corporation           $0               $0             $0            $0

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by the Company at One Granite Place, Concord, New Hampshire 03301.

ITEM 31.  MANAGEMENT SERVICES.

None.

ITEM 32.  UNDERTAKINGS


      (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as premium payments under the Contract may be accepted (except in accordance with SEC staff no-action correspondence).


      (b) Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Contract Application that an applicant can check to request a Statement of Additional Information.

      (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to the Company at the address or phone number listed in the Prospectus.

      (d) Jefferson Pilot Financial Insurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Jefferson Pilot Financial Insurance Company.

SECTION 403(b) REPRESENTATIONS

The Company represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Contracts, and that paragraphs numbered (1) through (4) of that letter will be complied with.

STATEMENT PURSUANT TO RULE 6c-7: TEXAS OPTIONAL RETIREMENT PROGRAM

The Company and the Separate Account rely on 17 C.F.R. Section 270.6c-7, and represent that the provisions of that Rule have been or will be complied with.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greensboro, State of North Carolina on this 15th day of April, 2002.


                  JPF VARIABLE ANNUITY SEPARATE ACCOUNT II

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                  Depositor

                  /s/ David A. Stonecipher
                  ----------------------------------------
                  David A. Stonecipher
                  Chairman of the Board,
                  Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


Signatures                          Title                               Date
----------                          -----                               ----
/s/ David A. Stonecipher            Director; Chairman of the Board     April 15, 2002
------------------------------      and Chief Executive Office
David A. Stonecipher

/s/ Kenneth C. Mlekush              Director; President                 April 15, 2002
------------------------------
Kenneth C. Mlekush

/s/ Dennis R. Glass                 Director, Executive                 April 15, 2002
------------------------------      Vice President
Dennis R. Glass

/s/ Reggie D. Adamson               Senior Vice President and           April 15, 2002
------------------------------      Chief Accounting Officer
Reggie D. Adamson

/s/ Robert D. Bates                 Director; Executive                 April 15, 2002
------------------------------      Vice President
Robert D. Bates

/s/ Hoyt J. Phillips                Director; Senior                    April 15, 2002
------------------------------      Vice Prsident
Hoyt J. Phillips

/s/ Theresa M. Stone                Executive Vice President;           April 15, 2002
------------------------------      Chief Financial Officer
Theresa M. Stone

                                  EXHIBIT INDEX
Exhibit
  No.                        Description of Exhibit                     Page No.
   10        Consent of Ernst & Young LLP

                                      C-10